UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-02464

MFS SERIES TRUST IX

(Exact name of registrant as specified in charter)

111 Huntington Avenue, Boston, Massachusetts 02199

(Address of principal executive offices) (Zip code)

Susan S. Newton

Massachusetts Financial Services Company

111 Huntington Avenue

Boston, Massachusetts 02199

(Name and address of agents for service)

Registrant’s telephone number, including area code: (617) 954-5000

Date of fiscal year end: April 30*

Date of reporting period: April 30, 2013

*	This Form N-CSR pertains to the following series of the Registrant: MFS Bond Fund, MFS Limited Maturity Fund, MFS Municipal Limited Maturity Fund, and MFS Research Bond Fund. The remaining series of the Registrant, MFS Inflation-Adjusted Bond Fund, has a fiscal year end of October 31.

ITEM 1.	REPORTS TO STOCKHOLDERS.

ANNUAL REPORT

April 30, 2013

MFS® BOND FUND

MFB-ANN

MFS® BOND FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

As 2013 has unfolded, we have seen global growth prospects decline, while U.S. and global equities march forward. Meanwhile, historically very low yields and a broadly sideways market have produced slim bond market returns. The big stories thus far this year are Japan’s aggressive stimulus, which appears to be eliciting its desired response among consumers and businesses, and the eurozone’s debt-driven doldrums. Meanwhile, the two economic giants, China and the United States, keep chugging along deliberately, albeit at historically moderate rates of growth.

The U.S. housing recovery has coincided with a pickup in auto sales and a lift in job creation, but the U.S. sequestration’s cuts are having the effect of a driver applying the brakes at the same time as the accelerator. The result is slower than desirable growth. China, similarly, keeps moving forward, but at a slower than normal pace, held back by the eurozone recession, slower global growth, and by the new government’s efforts to shift its enormous economy to more of a consumer focus. The eurozone continues to struggle with persistent record-high unemployment and 21 straight months of manufacturing contraction. The European Central Bank’s recent interest rate cut could help, but this region will require much needed, though politically difficult, structural reforms to climb out of its deep funk.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs integrated, global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We are mindful of the many economic challenges investors face, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

June 17, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	75.8%
High Yield Corporates	15.3%
Emerging Markets Bonds	5.5%
Commercial Mortgage-Backed Securities	0.8%
Collateralized Debt Obligations	0.3%
Asset-Backed Securities (o)	0.0%
Residential Mortgage-Backed Securities (o)	0.0%

Composition including fixed income credit quality (a)(i)
AAA	0.3%
AA	0.8%
A	18.8%
BBB	61.3%
BB	14.0%
B	2.5%
CCC (o)	0.0%
C (o)	0.0%
D (o)	0.0%
Not Rated (o)	0.0%
Cash & Other	2.3%

Portfolio facts (i)
Average Duration (d)	5.6
Average Effective Maturity (m)	7.8 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.

2

Portfolio Composition – continued

(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Percentages are based on net assets as of 4/30/13.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2013, Class A shares of the MFS Bond Fund (“fund”) provided a total return of 7.82%, at net asset value. This compares with a return of 7.49% for the fund’s benchmark, the Barclays U.S. Credit Bond Index.

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

Within a couple of months, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the middle of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the calendar year, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, year-end fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the U.S. budget sequester, combined with the uncertainty surrounding the Italian election results, inserted a greater degree of caution as the reporting period ended.

During the first few months of 2013, market sentiment improved markedly, as global macroeconomic indicators improved and fears of fiscal austerity in the U.S. waned. By the end of the period, however, global growth dynamics looked to be weakening again, though markets were generally unfazed, continuing their risk-on path, especially in light of continued easing by global central banks and the Bank of Japan in particular.

Factors affecting Performance

Relative to the Barclays U.S. Credit Bond Index, the fund’s greater exposure to “BBB” and “BB” rated (r) securities contributed to performance. Additionally, the fund’s exposure to “B” rated securities, a quality segment not included within the benchmark, aided relative returns.

The fund’s return from yield, which was greater than that of the benchmark, also strengthened relative results.

4

Management Review – continued

Among the key factors that had a negative impact on relative performance was the fund’s lesser exposure to “AA” and “A” rated securities. A lesser exposure to the banking sector also held back relative returns.

The fund’s cash and/or cash equivalents position during the period weakened relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a period when markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Richard Hawkins	Robert Persons
Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 4/30/13

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 4/30/13

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	5/08/74	7.82%	8.92%	6.50%	N/A
B	9/07/93	7.11%	8.15%	5.75%	N/A
C	1/03/94	7.04%	8.14%	5.76%	N/A
I	1/02/97	8.09%	9.20%	6.80%	N/A
R1	4/01/05	7.04%	8.13%	N/A	6.11%
R2	10/31/03	7.56%	8.68%	N/A	6.29%
R3	4/01/05	7.82%	8.93%	N/A	6.88%
R4	4/01/05	8.01%	9.18%	N/A	7.16%
R5	6/01/12	N/A	N/A	N/A	8.06%
Comparative benchmark
Barclays U.S. Credit Bond Index (f)		7.49%	7.78%	5.96%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.75%)		2.70%	7.87%	5.99%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		3.11%	7.85%	5.75%	N/A
C With CDSC (1% for 12 months) (x)		6.04%	8.14%	5.76%	N/A

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays U.S. Credit Bond Index – a market capitalization-weighted index that measures the performance of publicly issued, SEC-registered, U.S. corporate and specified foreign debentures and secured notes that meet specified maturity, liquidity, and quality requirements.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share

7

Performance Summary – continued

classes may have different inception dates, the life returns may represent different time periods and may not be comparable.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, November 1, 2012 through April 30, 2013

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2012 through April 30, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/12	Ending Account Value 4/30/13	Expenses Paid During Period (p) 11/01/12-4/30/13
A	Actual	0.85%	$1,000.00	$1,021.14	$4.26
	Hypothetical (h)	0.85%	$1,000.00	$1,020.58	$4.26
B	Actual	1.60%	$1,000.00	$1,017.34	$8.00
	Hypothetical (h)	1.60%	$1,000.00	$1,016.86	$8.00
C	Actual	1.60%	$1,000.00	$1,017.34	$8.00
	Hypothetical (h)	1.60%	$1,000.00	$1,016.86	$8.00
I	Actual	0.60%	$1,000.00	$1,022.41	$3.01
	Hypothetical (h)	0.60%	$1,000.00	$1,021.82	$3.01
R1	Actual	1.60%	$1,000.00	$1,017.35	$8.00
	Hypothetical (h)	1.60%	$1,000.00	$1,016.86	$8.00
R2	Actual	1.10%	$1,000.00	$1,019.87	$5.51
	Hypothetical (h)	1.10%	$1,000.00	$1,019.34	$5.51
R3	Actual	0.85%	$1,000.00	$1,021.14	$4.26
	Hypothetical (h)	0.85%	$1,000.00	$1,020.58	$4.26
R4	Actual	0.60%	$1,000.00	$1,021.70	$3.01
	Hypothetical (h)	0.60%	$1,000.00	$1,021.82	$3.01
R5	Actual	0.50%	$1,000.00	$1,022.89	$2.51
	Hypothetical (h)	0.50%	$1,000.00	$1,022.32	$2.51

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

4/30/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 96.7%
Issuer	Shares/Par	Value ($)
Aerospace - 0.2%
BE Aerospace, Inc., 5.25%, 2022	$3,792,000	$4,038,481
Bombardier, Inc., 4.25%, 2016 (n)	1,108,000	1,156,475

		$5,194,956
Airlines - 0.1%
Continental Airlines, Inc., 7.25%, 2019	$1,889,030	$2,214,887

Apparel Manufacturers - 0.7%
PVH Corp., 7.375%, 2020	$18,298,000	$20,562,378
PVH Corp., 4.5%, 2022	3,190,000	3,289,688

		$23,852,066
Asset-Backed & Securitized - 1.2%
Anthracite Ltd., “A”, CDO, FRN, 0.559%, 2019 (z)	$1,500,826	$1,486,568
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.798%, 2040 (z)	1,864,001	991,710
BlackRock Capital Finance LP, 7.75%, 2026 (n)	407,068	51,901
Capital Trust Realty Ltd., CDO, 5.16%, 2035 (n)	2,754,438	2,759,396
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.366%, 2049	2,920,000	3,148,189
Crest Ltd., “A2”, CDO, 4.669%, 2018 (z)	303,793	304,172
Falcon Franchise Loan LLC, FRN, 9.796%, 2025 (i)(z)	1,737,757	273,175
G-Force LLC, CDO, “A2”, 4.83%, 2036 (z)	1,958,191	1,975,326
GMAC LLC, FRN, 6.02%, 2033 (z)	1,147,491	1,158,892
GMAC LLC, FRN, 8.086%, 2034 (d)(n)(q)	2,039,636	1,325,311
Greenwich Capital Commercial Funding Corp., FRN, 5.86%, 2038	2,125,000	2,404,969
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 6.126%, 2051	9,792,112	10,279,877
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 6.002%, 2049	1,467,768	1,698,627
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.621%, 2042 (n)	4,734,928	471,400
KKR Financial CLO Ltd., “C”, FRN, 1.725%, 2021 (n)	3,651,630	3,432,532
LB Commercial Conduit Mortgage Trust, FRN, 1.177%, 2030 (i)	3,604,948	74,392
LB Commercial Conduit Mortgage Trust, FRN, 2.068%, 2030 (i)	5,468,067	170,505
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.81%, 2050	3,070,000	3,521,738
Morgan Stanley Capital I, Inc., FRN, 1.18%, 2030 (i)(n)	12,024,028	233,495

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Spirit Master Funding LLC, 5.05%, 2023 (z)	$1,826,645	$1,854,045

		$37,616,220
Automotive - 5.5%
American Honda Finance Corp., 2.125%, 2017 (n)	$13,328,000	$13,803,690
Daimler Finance North America LLC, 1.65%, 2015 (n)	5,000,000	5,060,130
Daimler Finance North America LLC, 1.25%, 2016 (n)	10,000,000	10,045,420
Delphi Corp., 6.125%, 2021	10,729,000	12,003,069
Delphi Corp., 5%, 2023	7,280,000	7,880,600
Ford Motor Co., 4.75%, 2043	7,000,000	6,997,256
Ford Motor Credit Co. LLC, 8%, 2014	5,635,000	6,039,514
Ford Motor Credit Co. LLC, 4.207%, 2016	3,610,000	3,855,520
Ford Motor Credit Co. LLC, 3.984%, 2016	4,112,000	4,372,894
Harley-Davidson Financial Services, 1.15%, 2015 (n)	9,393,000	9,432,216
Harley-Davidson Financial Services, 3.875%, 2016 (n)	12,070,000	12,956,493
Harley-Davidson Financial Services, 2.7%, 2017 (n)	3,815,000	3,948,727
Hyundai Capital America, 2.125%, 2017 (n)	3,341,000	3,348,968
Lear Corp., 8.125%, 2020	10,902,000	12,278,378
Lear Corp., 4.75%, 2023 (n)	1,350,000	1,353,375
Nissan Motor Acceptance Corp., 1.95%, 2017 (n)	15,896,000	16,245,299
TRW Automotive, Inc., 4.5%, 2021 (n)	9,060,000	9,354,450
TRW Automotive, Inc., 7.25%, 2017 (n)	13,320,000	15,401,250
Volkswagen International Finance N.V., 1.15%, 2015 (n)	12,178,000	12,267,021
Volkswagen International Finance N.V., 2.375%, 2017 (n)	11,500,000	11,983,437

		$178,627,707
Biotechnology - 1.0%
Life Technologies Corp., 6%, 2020	$28,963,000	$33,987,385

Broadcasting - 1.8%
CBS Corp., 8.875%, 2019	$4,240,000	$5,672,412
CBS Corp., 5.75%, 2020	1,010,000	1,208,597
CBS Corp., 3.375%, 2022	2,755,000	2,873,975
Discovery Communications, Inc., 4.875%, 2043	6,416,000	6,962,573
News America, Inc., 8.5%, 2025	4,931,000	6,851,713
News America, Inc., 6.15%, 2041	3,000,000	3,767,988
Omnicom Group, Inc., 3.625%, 2022	13,717,000	14,251,140
SES S.A., 3.6%, 2023 (n)	6,441,000	6,662,143
WPP Finance, 8%, 2014	2,744,000	2,983,875
WPP Finance, 4.75%, 2021	3,500,000	3,887,730
WPP Finance, 3.625%, 2022	4,361,000	4,444,103

		$59,566,249

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Brokerage & Asset Managers - 0.3%
Franklin Resources, Inc., 1.375%, 2017	$3,705,000	$3,737,541
TD Ameritrade Holding Co., 4.15%, 2014	5,138,000	5,418,884

		$9,156,425
Building - 1.2%
Mohawk Industries, Inc., 6.375%, 2016	$21,082,000	$23,642,957
Mohawk Industries, Inc., 3.85%, 2023	11,265,000	11,761,708
Owens Corning, Inc., 6.5%, 2016	3,021,000	3,416,760

		$38,821,425
Business Services - 1.0%
Fidelity National Information Services, Inc., 2%, 2018	$1,475,000	$1,480,679
Fidelity National Information Services, Inc., 5%, 2022	13,730,000	15,137,325
Fidelity National Information Services, Inc., 3.5%, 2023	4,532,000	4,571,111
Tencent Holdings Ltd., 3.375%, 2018 (n)	12,299,000	12,816,013

		$34,005,128
Cable TV - 3.6%
CCO Holdings LLC, 5.25%, 2022	$18,106,000	$18,445,487
Comcast Corp., 4.65%, 2042	1,789,000	1,954,873
Cox Communications, Inc., 6.25%, 2018 (n)	1,735,000	2,114,809
DIRECTV Holdings LLC, 5.875%, 2019	3,310,000	3,966,148
DIRECTV Holdings LLC, 6.375%, 2041	4,310,000	5,027,473
DIRECTV Holdings LLC, 5.15%, 2042	9,250,000	9,443,103
Lynx I Corp., 5.375%, 2021 (n)	2,635,000	2,812,863
Myriad International Holdings B.V., 6.375%, 2017 (n)	18,201,000	20,636,294
NBCUniversal Enterprise, Inc., 1.974%, 2019 (n)	6,341,000	6,446,768
Time Warner Cable, Inc., 8.25%, 2019	6,150,000	8,070,713
Time Warner Cable, Inc., 5%, 2020	1,480,000	1,708,772
Time Warner Cable, Inc., 4.5%, 2042	13,352,000	12,699,848
Time Warner Entertainment Co. LP, 8.375%, 2033	1,734,000	2,486,180
Videotron Ltee, 5%, 2022	13,220,000	13,616,600
Virgin Media Finance PLC, 5.25%, 2022	2,915,000	2,973,300
Virgin Media Secured Finance PLC, 5.25%, 2021	2,990,000	3,222,060

		$115,625,291

Chemicals - 1.7%
Ashland, Inc., 3.875%, 2018 (n)	$3,625,000	$3,733,750
Ashland, Inc., 4.75%, 2022 (n)	6,302,000	6,585,590
Dow Chemical Co., 8.55%, 2019	14,554,000	19,623,493
LyondellBasell Industries N.V., 5%, 2019	13,386,000	15,254,525
LyondellBasell Industries N.V., 6%, 2021	9,720,000	11,793,334

		$56,990,692

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Computer Software - 0.1%
Seagate Technology HDD Holdings, 6.8%, 2016	$2,800,000	$3,164,000
Verisign, Inc., 4.625%, 2023 (z)	325,000	333,125

		$3,497,125
Computer Software - Systems - 0.2%
Apple, Inc., 2.4%, 2023	$6,935,000	$6,925,776

Conglomerates - 0.8%
ABB Treasury Center USA, Inc., 4%, 2021 (n)	$4,687,000	$5,184,759
Pentair Finance S.A., 1.35%, 2015	7,298,000	7,323,645
Roper Industries, Inc., 1.85%, 2017	12,204,000	12,375,454

		$24,883,858
Construction - 0.2%
D.R. Horton, Inc., 4.75%, 2017	$5,000,000	$5,362,500

Consumer Products - 1.5%
Avon Products, Inc., 5%, 2023	$12,734,000	$13,855,139
Mattel, Inc., 1.7%, 2018	2,812,000	2,843,835
Mattel, Inc., 5.45%, 2041	8,647,000	9,854,009
Newell Rubbermaid, Inc., 2.05%, 2017	6,178,000	6,237,933
Newell Rubbermaid, Inc., 4.7%, 2020	5,052,000	5,689,138
Tupperware Brands Corp., 4.75%, 2021	9,261,000	9,939,544

		$48,419,598
Consumer Services - 0.8%
Experian Finance PLC, 2.375%, 2017 (n)	$18,068,000	$18,472,488
Service Corp. International, 7%, 2019	5,550,000	6,070,313

		$24,542,801
Containers - 0.6%
Ball Corp., 5%, 2022	$5,537,000	$5,883,062
Crown Americas LLC, 4.5%, 2023 (n)	7,355,000	7,511,294
Greif, Inc., 6.75%, 2017	5,864,000	6,611,660

		$20,006,016
Defense Electronics - 0.4%
BAE Systems Holdings, Inc., 6.375%, 2019 (n)	$10,202,000	$12,240,951

Electronics - 0.6%
Jabil Circuit, Inc., 4.7%, 2022	$3,601,000	$3,655,015
Tyco Electronics Group S.A., 6.55%, 2017	2,450,000	2,934,639
Tyco Electronics Group S.A., 3.5%, 2022	11,088,000	11,463,983

		$18,053,637

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Emerging Market Quasi-Sovereign - 1.0%
CNOOC Finance (2012) Ltd., 5%, 2042 (n)	$663,000	$736,893
CNPC General Capital Ltd., 2.75%, 2017 (z)	13,441,000	13,980,414
Gaz Capital S.A., 8.125%, 2014 (n)	2,914,000	3,157,319
Rosneft, 3.149%, 2017 (n)	5,623,000	5,678,949
Rosneft, 4.199%, 2022 (n)	9,333,000	9,379,665

		$32,933,240
Energy - Independent - 3.1%
Anadarko Petroleum Corp., 6.375%, 2017	$4,953,000	$5,928,478
Continental Resources, Inc., 4.5%, 2023 (z)	1,168,000	1,245,380
EQT Corp., 4.875%, 2021	7,176,000	7,747,202
Hess Corp., 8.125%, 2019	1,452,000	1,892,085
Noble Energy, Inc., 4.15%, 2021	13,080,000	14,621,753
Pioneer Natural Resources Co., 6.65%, 2017	6,900,000	8,094,121
Pioneer Natural Resources Co., 7.5%, 2020	9,237,000	11,920,875
Pioneer Natural Resources Co., 3.95%, 2022	5,000,000	5,335,965
Plains Exploration & Production Co., 6.875%, 2023	18,800,000	21,408,500
QEP Resources, Inc., 5.375%, 2022	7,241,000	7,711,665
QEP Resources, Inc., 5.25%, 2023	1,860,000	1,976,250
Southwestern Energy Co., 7.5%, 2018	10,149,000	12,488,213

		$100,370,487
Energy - Integrated - 1.5%
BP Capital Markets PLC, 0.7%, 2015	$15,875,000	$15,870,666
BP Capital Markets PLC, 4.5%, 2020	1,753,000	2,031,850
Lukoil International Finance B.V., 3.416%, 2018 (z)	7,746,000	7,881,243
Lukoil International Finance B.V., 4.563%, 2023 (z)	9,874,000	9,997,799
Murphy Oil Corp., 2.5%, 2017	13,691,000	13,929,922
Pacific Rubiales Energy Corp., 5.125%, 2023 (n)	684,000	704,520

		$50,416,000
Entertainment - 0.1%
Viacom, Inc., 3.5%, 2017	$4,200,000	$4,521,535

Financial Institutions - 4.1%
CIT Group, Inc., 5%, 2017	$2,500,000	$2,725,000
CIT Group, Inc., 4.25%, 2017	9,647,000	10,225,820
CIT Group, Inc., 5.25%, 2018	2,885,000	3,187,925
CIT Group, Inc., 6.625%, 2018 (n)	7,448,000	8,695,540
CIT Group, Inc., 5.5%, 2019 (n)	5,815,000	6,556,412
General Electric Capital Corp., 3.75%, 2014	2,587,000	2,711,737
General Electric Capital Corp., 2.15%, 2015	10,000,000	10,257,310
General Electric Capital Corp., 1%, 2015	7,500,000	7,555,845

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Financial Institutions - continued
General Electric Capital Corp., 1%, 2016	$9,154,000	$9,200,493
General Electric Capital Corp., 1.6%, 2017	9,117,000	9,230,096
General Electric Capital Corp., 5.5%, 2020	8,500,000	10,218,930
General Electric Capital Corp., 3.15%, 2022	3,815,000	3,878,386
International Lease Finance Corp., 5.875%, 2022	15,000,000	16,531,515
International Lease Finance Corp., 7.125%, 2018 (n)	3,221,000	3,832,990
International Lease Finance Corp., 6.25%, 2019	3,853,000	4,320,176
SLM Corp., 6.25%, 2016	4,180,000	4,545,750
SLM Corp., 6%, 2017	15,703,000	16,998,498
SLM Corp., 8%, 2020	2,532,000	2,927,070

		$133,599,493
Food & Beverages - 5.9%
Anheuser-Busch InBev S.A., 7.75%, 2019	$12,630,000	$16,660,725
Campbell Soup Co., 2.5%, 2022	2,137,000	2,063,831
Conagra Foods, Inc., 1.35%, 2015	4,693,000	4,740,836
Conagra Foods, Inc., 1.9%, 2018	13,950,000	14,204,908
Constellation Brands, Inc., 7.25%, 2016	18,881,000	21,713,150
Grupo Bimbo S.A.B. de C.V., 4.5%, 2022 (n)	12,661,000	14,011,916
Heineken N.V., 1.4%, 2017 (n)	5,490,000	5,504,516
Ingredion, Inc., 1.8%, 2017	5,634,000	5,662,964
J.M. Smucker Co., 3.5%, 2021	12,140,000	12,959,207
Kraft Foods Group, Inc., 2.25%, 2017	10,744,000	11,171,794
Kraft Foods Group, Inc., 6.5%, 2040	3,950,000	5,230,163
Miller Brewing Co., 5.5%, 2013 (n)	7,185,000	7,287,631
Pernod Ricard S.A., 5.75%, 2021 (n)	4,451,000	5,352,314
Pernod Ricard S.A., 5.5%, 2042 (n)	3,700,000	4,291,378
SABMiller Holdings, Inc., 3.75%, 2022 (n)	11,234,000	12,284,166
Smithfield Foods, Inc., 7.75%, 2017	8,630,000	10,140,250
Smithfield Foods, Inc., 6.625%, 2022	4,652,000	5,163,720
Tyson Foods, Inc., 6.6%, 2016	12,881,000	14,726,139
Tyson Foods, Inc., 4.5%, 2022	8,026,000	8,861,828
Wm. Wrigley Jr. Co., 3.05%, 2013 (n)	9,894,000	9,924,612

		$191,956,048
Food & Drug Stores - 0.8%
CVS Caremark Corp., 3.25%, 2015	$1,743,000	$1,830,720
CVS Caremark Corp., 5.75%, 2017	978,000	1,156,361
CVS Caremark Corp., 2.75%, 2022	3,513,000	3,540,433
CVS Caremark Corp., 5.75%, 2041	9,305,000	11,434,579
Walgreen Co., 1.8%, 2017	9,384,000	9,579,281

		$27,541,374

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Forest & Paper Products - 1.5%
Fibria Overseas Finance Ltd., 7.5%, 2020 (n)	$5,843,000	$6,646,413
Georgia-Pacific Corp., 5.4%, 2020 (n)	13,758,000	16,443,383
International Paper Co., 6%, 2041	6,640,000	8,081,590
Packaging Corp. of America, 3.9%, 2022	16,288,000	17,065,931

		$48,237,317
Gaming & Lodging - 1.8%
Carnival Corp., 1.2%, 2016	$15,000,000	$15,037,290
Carnival Corp., 1.875%, 2017	4,565,000	4,580,466
Host Hotels & Resorts, Inc., REIT, 6.75%, 2016	6,118,000	6,217,418
Host Hotels & Resorts, Inc., REIT, 4.75%, 2023	2,843,000	3,091,763
Wyndham Worldwide Corp., 2.5%, 2018	9,176,000	9,250,518
Wyndham Worldwide Corp., 4.25%, 2022	18,435,000	19,514,849

		$57,692,304
Insurance - 1.9%
American International Group, Inc., 4.875%, 2016	$3,388,000	$3,771,667
American International Group, Inc., 3.8%, 2017	7,167,000	7,776,188
American International Group, Inc., 6.4%, 2020	8,987,000	11,244,516
MetLife, Inc., 1.756%, 2017	3,956,000	4,044,096
Metropolitan Life Global Funding I, 5.125%, 2014 (n)	2,700,000	2,836,806
Pacific Lifecorp, 5.125%, 2043 (n)	3,386,000	3,449,785
Prudential Financial, Inc., 4.75%, 2015	4,369,000	4,759,527
Unum Group, 7.125%, 2016	12,200,000	14,356,679
UnumProvident Corp., 6.85%, 2015 (n)	8,751,000	9,837,979

		$62,077,243
Insurance - Health - 1.3%
Aetna, Inc., 1.5%, 2017	$3,281,000	$3,306,733
CIGNA Corp., 2.75%, 2016	9,534,000	10,109,053
CIGNA Corp., 5.375%, 2042	4,300,000	5,066,144
Humana, Inc., 7.2%, 2018	10,075,000	12,342,197
Wellpoint Inc., 4.65%, 2043	3,000,000	3,189,222
Wellpoint, Inc., 1.875%, 2018	9,382,000	9,533,116

		$43,546,465
Insurance - Property & Casualty - 1.7%
Aon Corp., 6.25%, 2040	$1,832,000	$2,431,901
AXIS Capital Holdings Ltd., 5.75%, 2014	10,742,000	11,510,364
AXIS Capital Holdings Ltd., 5.875%, 2020	1,810,000	2,126,328
Chubb Corp., 6.375% to 2017, FRN to 2067	1,838,000	2,044,775
CNA Financial Corp., 7.35%, 2019	1,220,000	1,555,336
CNA Financial Corp., 5.875%, 2020	6,010,000	7,186,914
Marsh & McLennan Cos., Inc., 4.8%, 2021	8,500,000	9,818,716

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Insurance - Property & Casualty - continued
Swiss Re Ltd. , 4.25%, 2042 (n)	$1,842,000	$1,863,089
XL Group PLC, 5.75%, 2021	6,890,000	8,274,918
XL Group PLC, FRN, 6.5% to 2017, FRN to 2049	2,655,000	2,608,538
ZFS Finance USA Trust II, 6.45% to 2016, FRN to 2065 (n)	1,048,000	1,131,840
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2067 (n)	4,913,000	5,256,910

		$55,809,629
Machinery & Tools - 0.7%
Case New Holland, Inc., 7.875%, 2017	$13,046,000	$15,524,740
CNH Capital LLC, 3.625%, 2018 (z)	5,620,000	5,718,350

		$21,243,090
Major Banks - 7.2%
Bank of America Corp., 1.5%, 2015	$18,180,000	$18,288,116
Bank of America Corp., 2%, 2018	25,000,000	25,080,050
Bank of America Corp., 5.65%, 2018	4,060,000	4,713,238
Bank of America Corp., 7.625%, 2019	1,290,000	1,651,546
Bank of America Corp., 5.625%, 2020	360,000	427,232
Commonwealth Bank of Australia, 5%, 2019 (n)	1,530,000	1,804,834
Goldman Sachs Group, Inc., 1.6%, 2015	12,052,000	12,215,329
Goldman Sachs Group, Inc., 5.625%, 2017	7,771,000	8,700,349
Goldman Sachs Group, Inc., 3.625%, 2023	6,420,000	6,659,755
JPMorgan Chase & Co., 1.1%, 2015	20,000,000	20,081,660
JPMorgan Chase & Co., 2%, 2017	13,489,000	13,842,385
JPMorgan Chase & Co., 4.25%, 2020	6,107,000	6,840,298
JPMorgan Chase & Co., 4.5%, 2022	9,500,000	10,730,364
JPMorgan Chase & Co., 3.25%, 2022	3,915,000	4,009,011
Merrill Lynch & Co., Inc., 6.05%, 2016	3,281,000	3,649,174
Morgan Stanley, 1.75%, 2016	4,591,000	4,623,959
Morgan Stanley, 5.75%, 2016	5,924,000	6,692,769
Morgan Stanley, 5.5%, 2021	13,755,000	16,143,116
PNC Funding Corp., 5.625%, 2017	7,355,000	8,418,504
Regions Financial Corp., 2%, 2018	15,862,000	15,803,073
Royal Bank of Scotland PLC, 2.55%, 2015	10,358,000	10,669,351
Wachovia Corp., 6.605%, 2025	7,936,000	10,328,974
Wells Fargo & Co., 2.625%, 2016	13,081,000	13,787,282
Wells Fargo & Co., 1.5%, 2018	10,000,000	10,037,090

		$235,197,459
Medical & Health Technology & Services - 2.2%
Davita, Inc., 6.625%, 2020	$15,982,000	$17,520,268
Davita, Inc., 5.75%, 2022	4,648,000	4,950,120
Express Scripts Holding Co., 2.65%, 2017	5,000,000	5,256,315
Fresenius Medical Care AG & Co. KGaA, 9%, 2015 (n)	10,225,000	11,784,313

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Medical & Health Technology & Services - continued
Fresenius Medical Care US Finance II, Inc., 6.5%, 2018 (n)	$7,266,000	$8,410,395
HCA, Inc., 4.75%, 2023	13,591,000	14,168,618
McKesson Corp., 5.7%, 2017	5,010,000	5,845,157
McKesson Corp., 7.5%, 2019	920,000	1,205,112
McKesson Corp., 2.7%, 2022	2,842,000	2,861,951
Thermo Fisher Scientific, Inc., 3.15%, 2023	1,177,000	1,174,525

		$73,176,774
Metals & Mining - 1.7%
Barrick North America Finance LLC, 5.75%, 2043 (z)	$13,939,000	$13,994,644
BHP Billiton Finance Ltd., 5.5%, 2014	100,000	104,670
Freeport-McMoRan Copper & Gold, Inc., 3.55%, 2022	3,016,000	3,017,028
Southern Copper Corp., 6.75%, 2040	18,301,000	21,204,673
Southern Copper Corp., 5.25%, 2042	1,909,000	1,839,165
Vale Overseas Ltd., 5.625%, 2019	14,499,000	16,691,133

		$56,851,313
Natural Gas - Distribution - 0.9%
AmeriGas Finance LLC, 7%, 2022	$16,552,000	$18,496,860
ONEOK, Inc., 4.25%, 2022	10,000,000	10,775,190

		$29,272,050
Natural Gas - Pipeline - 5.1%
El Paso Pipeline Partners LP, 6.5%, 2020	$9,145,000	$11,273,618
El Paso Pipeline Partners LP, 5%, 2021	9,019,000	10,404,427
El Paso Pipeline Partners LP, 4.7%, 2042	7,000,000	6,997,760
Energy Transfer Partners LP, 8.5%, 2014	5,773,000	6,181,827
Energy Transfer Partners LP, 9.7%, 2019	1,560,000	2,128,598
Energy Transfer Partners LP, 5.2%, 2022	2,477,000	2,832,006
Energy Transfer Partners LP, 6.5%, 2042	2,418,000	2,912,363
Energy Transfer Partners LP, 5.15%, 2043	8,888,000	9,270,228
Enterprise Products Operating LP, 5.2%, 2020	2,000,000	2,383,806
Enterprise Products Partners LP, 1.25%, 2015	7,242,000	7,300,472
Enterprise Products Partners LP, 6.3%, 2017	3,590,000	4,315,973
Enterprise Products Partners LP, 4.45%, 2043	4,527,000	4,584,737
Enterprise Products Partners LP, FRN, 8.375% to 2016, FRN to 2066	2,791,000	3,206,161
Enterprise Products Partners LP, FRN, 7.034% to 2018, FRN to 2068	1,472,000	1,707,520
Kinder Morgan Energy Partners, 6.5%, 2039	1,000,000	1,268,034
Kinder Morgan Energy Partners LP, 5.125%, 2014	2,559,000	2,727,692
Kinder Morgan Energy Partners LP, 6.85%, 2020	4,303,000	5,471,712
Kinder Morgan Energy Partners LP, 5.3%, 2020	5,745,000	6,831,621
Kinder Morgan Energy Partners LP, 7.4%, 2031	3,627,000	4,795,442
Kinder Morgan Energy Partners LP, 5%, 2042	4,530,000	4,853,474

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Natural Gas - Pipeline - continued
MarkWest Energy Partners LP, 4.5%, 2023	$11,978,000	$12,487,065
NiSource Finance Corp., 3.85%, 2023	10,894,000	11,476,350
NiSource Finance Corp., 4.8%, 2044	4,239,000	4,361,465
ONEOK Partners LP, 2%, 2017	7,668,000	7,795,458
Plains All American Pipeline, LP, 3.95%, 2015	5,710,000	6,136,246
Spectra Energy Capital LLC, 8%, 2019	5,750,000	7,601,241
TransCanada PipeLines Ltd., 0.875%, 2015	5,000,000	5,030,370
Williams Cos., Inc., 3.7%, 2023	8,118,000	8,200,081

		$164,535,747
Network & Telecom - 1.8%
AT&T, Inc., 1.4%, 2017	$11,221,000	$11,271,685
AT&T, Inc., 5.35%, 2040	1,600,000	1,806,539
AT&T, Inc., 5.55%, 2041	5,474,000	6,318,490
British Telecommunications PLC, 2%, 2015	5,000,000	5,136,800
CenturyLink, Inc., 7.6%, 2039	15,605,000	16,073,150
Verizon Communications, Inc., 1.95%, 2014	12,500,000	12,664,625
Verizon Communications, Inc., 6%, 2041	4,310,000	5,251,360

		$58,522,649
Oil Services - 0.3%
Transocean, Inc., 2.5%, 2017	$8,676,000	$8,838,224

Oils - 0.7%
Phillips 66, 5.875%, 2042	$6,745,000	$8,312,194
Tesoro Corp., 5.375%, 2022	12,172,000	12,963,180

		$21,275,374
Other Banks & Diversified Financials - 4.6%
American Express Centurion Bank, 0.875%, 2015	$10,000,000	$10,036,000
American Express Co., 2.65%, 2022	1,650,000	1,653,455
American Express Credit Corp., 2.8%, 2016	2,500,000	2,651,822
American Express Credit Corp., 2.375%, 2017	6,255,000	6,568,232
BB&T Corp., 3.95%, 2016	2,500,000	2,723,745
BB&T Corp., 1.45%, 2018	10,094,000	10,135,264
Capital One Bank (USA) N.A., 3.375%, 2023	8,400,000	8,547,185
Capital One Financial Corp., 2.15%, 2015	14,300,000	14,603,904
Capital One Financial Corp., 1%, 2015	12,000,000	11,967,132
Citigroup, Inc., 1.25%, 2016	7,324,000	7,343,767
Citigroup, Inc., 1.75%, 2018	13,404,000	13,405,273
Discover Bank, 7%, 2020	17,724,000	22,147,680
Fifth Third Bancorp, 3.5%, 2022	5,404,000	5,733,476
Groupe BPCE S.A., FRN, 12.5% to 2019, FRN to 2049 (n)	3,146,000	3,946,949

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Other Banks & Diversified Financials - continued
Santander UK PLC, 3.875%, 2014 (n)	$2,587,000	$2,688,452
Swedbank AB, 2.125%, 2017 (n)	12,318,000	12,608,890
U.S. Bancorp, 3%, 2022	2,601,000	2,720,755
U.S. Bancorp, 2.95%, 2022	8,970,000	9,066,652

		$148,548,633
Personal Computers & Peripherals - 0.6%
Equifax, Inc., 3.3%, 2022	$17,496,000	$17,531,062
Motorola Solutions, Inc., 3.5%, 2023	3,412,000	3,475,948

		$21,007,010
Pharmaceuticals - 3.5%
AbbVie, Inc., 1.75%, 2017 (n)	$20,000,000	$20,297,760
Amgen, Inc., 2.3%, 2016	3,000,000	3,122,376
Celgene Corp., 2.45%, 2015	3,438,000	3,565,900
Celgene Corp., 1.9%, 2017	19,032,000	19,403,809
Hospira, Inc., 6.05%, 2017	5,884,000	6,697,481
Mylan Laboratories, Inc., 7.625%, 2017 (n)	17,523,000	19,471,242
Mylan, Inc., 3.125%, 2023 (n)	19,000,000	18,920,409
Valeant Pharmaceuticals International, Inc., 7.25%, 2022 (n)	10,827,000	12,261,578
Watson Pharmaceuticals, Inc., 1.875%, 2017	3,180,000	3,172,883
Watson Pharmaceuticals, Inc., 3.25%, 2022	4,118,000	4,103,031
Watson Pharmaceuticals, Inc., 4.625%, 2042	4,240,000	4,188,098

		$115,204,567
Pollution Control - 0.2%
Republic Services, Inc., 5.25%, 2021	$6,200,000	$7,332,926

Printing & Publishing - 1.3%
Moody’s Corp., 4.5%, 2022	$22,826,000	$24,268,215
Pearson Funding Four PLC, 3.75%, 2022 (n)	6,576,000	6,924,791
Pearson PLC, 5.5%, 2013 (n)	1,930,000	1,930,714
Pearson PLC, 4%, 2016 (n)	9,720,000	10,497,036

		$43,620,756
Railroad & Shipping - 1.1%
Canadian Pacific Railway Co., 7.25%, 2019	$11,151,000	$14,201,981
Canadian Pacific Railway Co., 4.5%, 2022	6,058,000	6,785,990
CSX Corp., 7.375%, 2019	5,360,000	6,859,546
CSX Corp., 4.4%, 2043	4,000,000	4,098,484
Kansas City Southern, 8%, 2018	4,243,000	4,629,962

		$36,575,963

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Real Estate - 4.5%
Boston Properties LP, REIT, 3.7%, 2018	$5,912,000	$6,517,200
Boston Properties LP, REIT, 3.85%, 2023	3,562,000	3,851,826
DDR Corp., REIT, 4.625%, 2022	3,149,000	3,484,180
ERP Operating LP, REIT, 5.375%, 2016	2,950,000	3,350,002
ERP Operating LP, REIT, 4.625%, 2021	14,520,000	16,571,603
HCP, Inc., REIT, 3.75%, 2019	5,000,000	5,421,130
HCP, Inc., REIT, 2.625%, 2020	5,470,000	5,555,141
HCP, Inc., REIT, 5.375%, 2021	12,036,000	14,276,538
Health Care REIT, Inc., 4.125%, 2019	7,764,000	8,506,137
Health Care REIT, Inc., 5.125%, 2043	5,000,000	5,210,970
Health Care, Inc., REIT, 2.25%, 2018	8,631,000	8,803,473
Simon Property Group, Inc., REIT, 5.75%, 2015	2,560,000	2,855,754
Simon Property Group, Inc., REIT, 1.5%, 2018 (n)	9,465,000	9,498,620
Simon Property Group, Inc., REIT, 10.35%, 2019	5,828,000	8,476,138
Simon Property Group, Inc., REIT, 4.375%, 2021	7,340,000	8,354,682
Ventas Realty LP, REIT, 2%, 2018	11,322,000	11,449,950
Ventas Realty LP, REIT, 4%, 2019	6,657,000	7,327,333
WEA Finance LLC, 6.75%, 2019 (n)	13,693,000	17,009,486

		$146,520,163
Restaurants - 0.3%
Darden Restaurants, Inc., 3.35%, 2022	$9,086,000	$8,815,592

Retailers - 3.4%
Dollar General Corp., 4.125%, 2017	$23,009,000	$25,184,662
Dollar General Corp., 3.25%, 2023	5,000,000	5,014,520
Gap, Inc., 5.95%, 2021	28,607,000	33,700,562
Kohl’s Corp., 4%, 2021	6,914,000	7,299,407
Kohl’s Corp., 3.25%, 2023	11,293,000	11,176,219
Limited Brands, Inc., 7%, 2020	11,059,000	12,925,206
Limited Brands, Inc., 5.625%, 2022	7,521,000	8,113,279
Wesfarmers Ltd., 1.874%, 2018 (n)	5,702,000	5,785,819

		$109,199,674
Specialty Chemicals - 1.0%
Ecolab, Inc., 3%, 2016	$8,728,000	$9,280,072
Ecolab, Inc., 4.35%, 2021	4,000,000	4,504,904
Mexichem S.A.B. de C.V., 4.875%, 2022 (n)	273,000	296,888
Mexichem S.A.B. de C.V., 6.75%, 2042 (n)	15,433,000	17,709,368

		$31,791,232
Specialty Stores - 0.3%
Advance Auto Parts, Inc., 5.75%, 2020	$4,332,000	$4,836,717
Advance Auto Parts, Inc., 4.5%, 2022	5,239,000	5,415,690

		$10,252,407

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Telecommunications - Wireless - 1.5%
American Tower Corp., REIT, 4.625%, 2015	$10,110,000	$10,760,012
American Tower Corp., REIT, 4.5%, 2018	5,760,000	6,384,177
American Tower Corp., REIT, 4.7%, 2022	7,973,000	8,776,431
American Tower Corp., REIT, 3.5%, 2023	3,999,000	4,039,994
CC Holdings GS V LLC, 2.381%, 2017 (n)	5,000,000	5,055,295
Crown Castle International Corp., 5.25%, 2023	4,570,000	4,787,075
Crown Castle Towers LLC, 6.113%, 2020 (n)	1,615,000	1,984,551
Crown Castle Towers LLC, 4.883%, 2020 (n)	1,400,000	1,615,785
Rogers Cable, Inc., 5.5%, 2014	2,229,000	2,322,578
Vodafone Group PLC, 5.625%, 2017	1,452,000	1,683,417

		$47,409,315
Tobacco - 2.4%
B.A.T. International Finance PLC, 2.125%, 2017 (n)	$8,948,000	$9,261,627
B.A.T. International Finance PLC, 9.5%, 2018 (n)	6,976,000	9,704,509
Imperial Tobacco Finance PLC, 2.05%, 2018 (n)	8,339,000	8,453,736
Lorillard Tobacco Co., 2.3%, 2017	9,055,000	9,174,499
Lorillard Tobacco Co., 8.125%, 2019	17,790,000	22,776,537
Lorillard Tobacco Co., 6.875%, 2020	5,000,000	6,113,580
Reynolds American, Inc., 6.75%, 2017	7,310,000	8,778,659
Reynolds American, Inc., 4.75%, 2042	5,190,000	5,147,650

		$79,410,797
Transportation - Services - 0.2%
ERAC USA Finance Co., 6.375%, 2017 (n)	$1,400,000	$1,684,150
ERAC USA Finance Co., 7%, 2037 (n)	1,020,000	1,344,073
ERAC USA Finance Co., 5.625%, 2042 (n)	2,420,000	2,770,702

		$5,798,925
Utilities - Electric Power - 3.0%
American Electric Power Co., Inc., 1.65%, 2017	$9,244,000	$9,335,312
Calpine Corp., 7.875%, 2020 (n)	14,009,000	15,865,192
CenterPoint Energy, Inc., 5.95%, 2017	4,600,000	5,337,421
CMS Energy Corp., 2.75%, 2014	4,220,000	4,291,951
CMS Energy Corp., 6.25%, 2020	6,891,000	8,473,360
CMS Energy Corp., 5.05%, 2022	5,159,000	6,031,480
Dominion Resources, Inc., 4.9%, 2041	4,300,000	4,909,817
Duke Energy Corp., 1.625%, 2017	6,837,000	6,932,677
Enersis S.A., 7.375%, 2014	4,189,000	4,357,155
Exelon Corp., 4.9%, 2015	2,000,000	2,160,264
FirstEnergy Corp., 2.75%, 2018	6,421,000	6,544,855
NextEra Energy Capital Co., 1.2%, 2015	1,330,000	1,340,636
Oncor Electric Delivery Co., 4.1%, 2022	3,410,000	3,784,766
PPL Corp., 4.2%, 2022	6,378,000	6,849,966

23

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Utilities - Electric Power - continued
PPL WEM Holdings PLC, 5.375%, 2021 (n)	$5,693,000	$6,579,878
PSEG Power LLC, 5.32%, 2016	1,727,000	1,951,399
System Energy Resources, Inc., 5.129%, 2014 (z)	608,462	613,982
Waterford 3 Funding Corp., 8.09%, 2017	3,142,776	3,238,850

		$98,598,961
Total Bonds (Identified Cost, $2,969,502,126)		$3,147,291,429

Money Market Funds - 3.2%
MFS Institutional Money Market Portfolio, 0.13%, at Cost and Net Asset Value (v)	104,114,588	$104,114,588
Total Investments (Identified Cost, $3,073,616,714)		$3,251,406,017

Other Assets, Less Liabilities - 0.1%		3,043,307
Net Assets - 100.0%		$3,254,449,324

(d)	In default. Interest and/or scheduled principal payment(s) have been missed.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $630,880,776 representing 19.4% of net assets.
(q)	Interest received was less than stated coupon rate.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Anthracite Ltd., “A”, CDO, FRN, 0.559%, 2019	1/15/10	$1,179,060	$1,486,568
Barrick North America Finance LLC, 5.75%, 2043	4/29/13	13,927,152	13,994,644
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.798%, 2040	3/01/06	1,864,001	991,710
CNH Capital LLC, 3.625%, 2018	4/03/13	5,620,000	5,718,350
CNPC General Capital Ltd., 2.75%, 2017	4/12/12	13,440,027	13,980,414
Continental Resources, Inc., 4.5%, 2023	4/02/13	1,168,000	1,245,380
Crest Ltd., “A2”, CDO, 4.669%, 2018	3/02/10-4/19/13	303,793	304,172
Falcon Franchise Loan LLC, FRN, 9.796%, 2025	1/29/03	139,894	273,175
G-Force LLC, CDO, “A2”, 4.83%, 2036	1/20/11	1,902,157	1,975,326

24

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Value
GMAC LLC, FRN, 6.02%, 2033	3/20/02	$1,147,491	$1,158,892
Lukoil International Finance B.V., 3.416%, 2018	4/17/13	7,746,000	7,881,243
Lukoil International Finance B.V., 4.563%, 2023	4/17/13	9,874,000	9,997,799
Spirit Master Funding LLC, 5.05%, 2023	10/04/05	1,810,621	1,854,045
System Energy Resources, Inc., 5.129%, 2014	4/16/04	608,462	613,982
Verisign, Inc., 4.625%, 2023	4/11/13	325,000	333,125
Total Restricted Securities			$61,808,825
% of Net assets			1.9%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust

See Notes to Financial Statements

25

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $2,969,502,126)	$3,147,291,429
Underlying affiliated funds, at cost and value	104,114,588
Total investments, at value (identified cost, $3,073,616,714)	$3,251,406,017
Cash	3,075,458
Receivables for
Investments sold	17,348,588
Fund shares sold	11,635,422
Interest	32,837,816
Other assets	15,227
Total assets	$3,316,318,528
Liabilities
Payables for
Distributions	$1,338,005
Investments purchased	53,135,889
Fund shares reacquired	5,023,046
Payable to affiliates
Investment adviser	69,018
Shareholder servicing costs	1,628,223
Distribution and service fees	56,277
Payable for independent Trustees’ compensation	49,490
Accrued expenses and other liabilities	569,256
Total liabilities	$61,869,204
Net assets	$3,254,449,324
Net assets consist of
Paid-in capital	$3,090,217,789
Unrealized appreciation (depreciation) on investments	177,789,303
Accumulated net realized gain (loss) on investments	(7,912,672)
Accumulated distributions in excess of net investment income	(5,645,096)
Net assets	$3,254,449,324
Shares of beneficial interest outstanding	226,453,048

26

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,766,158,758	122,820,634	$14.38
Class B	112,822,048	7,864,755	14.35
Class C	412,671,238	28,800,658	14.33
Class I	666,992,399	46,397,458	14.38
Class R1	8,671,630	604,630	14.34
Class R2	73,593,931	5,117,922	14.38
Class R3	68,674,319	4,775,662	14.38
Class R4	144,755,064	10,063,683	14.38
Class R5	109,937	7,646	14.38

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $15.10 [100 / 95.25 x $14.38]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, and R5.

See Notes to Financial Statements

27

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$117,766,675
Dividends from underlying affiliated funds	233,050
Total investment income	$117,999,725
Expenses
Management fee	$11,141,692
Distribution and service fees	9,394,297
Shareholder servicing costs	3,823,501
Administrative services fee	394,684
Independent Trustees’ compensation	48,131
Custodian fee	242,050
Shareholder communications	608,526
Audit and tax fees	68,553
Legal fees	36,024
Miscellaneous	488,659
Total expenses	$26,246,117
Fees paid indirectly	(1,137)
Reduction of expenses by investment adviser	(10,188)
Net expenses	$26,234,792
Net investment income	$91,764,933
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$38,469,294
Swap agreements	46,690
Net realized gain (loss) on investments	$38,515,984
Change in unrealized appreciation (depreciation)
Investments	$80,533,932
Swap agreements	634,629
Net unrealized gain (loss) on investments	$81,168,561
Net realized and unrealized gain (loss) on investments	$119,684,545
Change in net assets from operations	$211,449,478

See Notes to Financial Statements

28

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 4/30
	2013	2012
Change in net assets
From operations
Net investment income	$91,764,933	$74,812,660
Net realized gain (loss) on investments	38,515,984	27,955,504
Net unrealized gain (loss) on investments	81,168,561	23,468,780
Change in net assets from operations	$211,449,478	$126,236,944
Distributions declared to shareholders
From net investment income	$(108,799,618)	$(86,518,599)
Change in net assets from fund share transactions	$800,568,084	$898,655,500
Total change in net assets	$903,217,944	$938,373,845
Net assets
At beginning of period	2,351,231,380	1,412,857,535
At end of period (including accumulated distributions in excess of net investment income of $5,645,096 and $522,294, respectively)	$3,254,449,324	$2,351,231,380

See Notes to Financial Statements

29

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 4/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.86	$13.64	$13.17	$10.95	$12.18
Income (loss) from investment operations
Net investment income (d)	$0.46	$0.59	$0.68	$0.71	$0.64
Net realized and unrealized gain (loss) on investments and foreign currency	0.61	0.32	0.53	2.23	(1.22)
Total from investment operations	$1.07	$0.91	$1.21	$2.94	$(0.58)
Less distributions declared to shareholders
From net investment income	$(0.55)	$(0.69)	$(0.74)	$(0.72)	$(0.65)
Net asset value, end of period (x)	$14.38	$13.86	$13.64	$13.17	$10.95
Total return (%) (r)(s)(t)(x)	7.82	6.92	9.46	27.35	(4.61)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.84	0.85	0.87	0.96
Expenses after expense reductions (f)	0.83	0.84	0.85	0.87	0.89
Net investment income	3.24	4.38	5.09	5.72	5.76
Portfolio turnover	47	47	58	91	44
Net assets at end of period (000 omitted)	$1,766,159	$1,350,525	$884,807	$781,496	$618,093

See Notes to Financial Statements

30

Financial Highlights – continued

Class B	Years ended 4/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.82	$13.60	$13.14	$10.91	$12.14
Income (loss) from investment operations
Net investment income (d)	$0.35	$0.49	$0.58	$0.62	$0.56
Net realized and unrealized gain (loss) on investments and foreign currency	0.62	0.32	0.52	2.23	(1.22)
Total from investment operations	$0.97	$0.81	$1.10	$2.85	$(0.66)
Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.59)	$(0.64)	$(0.62)	$(0.57)
Net asset value, end of period (x)	$14.35	$13.82	$13.60	$13.14	$10.91
Total return (%) (r)(s)(t)(x)	7.11	6.13	8.58	26.60	(5.32)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	1.60	1.60	1.62	1.67
Expenses after expense reductions (f)	1.58	1.60	1.60	1.62	1.59
Net investment income	2.51	3.64	4.35	5.00	5.06
Portfolio turnover	47	47	58	91	44
Net assets at end of period (000 omitted)	$112,822	$89,789	$63,614	$62,341	$67,149

Class C	Years ended 4/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.81	$13.58	$13.12	$10.90	$12.13
Income (loss) from investment operations
Net investment income (d)	$0.35	$0.49	$0.58	$0.62	$0.56
Net realized and unrealized gain (loss) on investments and foreign currency	0.61	0.33	0.52	2.22	(1.22)
Total from investment operations	$0.96	$0.82	$1.10	$2.84	$(0.66)
Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.59)	$(0.64)	$(0.62)	$(0.57)
Net asset value, end of period (x)	$14.33	$13.81	$13.58	$13.12	$10.90
Total return (%) (r)(s)(t)(x)	7.04	6.21	8.59	26.52	(5.33)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	1.60	1.60	1.62	1.67
Expenses after expense reductions (f)	1.58	1.60	1.60	1.62	1.59
Net investment income	2.49	3.62	4.35	4.97	5.09
Portfolio turnover	47	47	58	91	44
Net assets at end of period (000 omitted)	$412,671	$280,260	$152,326	$117,744	$74,651

See Notes to Financial Statements

31

Financial Highlights – continued

Class I	Years ended 4/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.86	$13.64	$13.18	$10.95	$12.18
Income (loss) from investment operations
Net investment income (d)	$0.49	$0.62	$0.71	$0.74	$0.67
Net realized and unrealized gain (loss) on investments and foreign currency	0.61	0.33	0.53	2.24	(1.21)
Total from investment operations	$1.10	$0.95	$1.24	$2.98	$(0.54)
Less distributions declared to shareholders
From net investment income	$(0.58)	$(0.73)	$(0.78)	$(0.75)	$(0.69)
Net asset value, end of period (x)	$14.38	$13.86	$13.64	$13.18	$10.95
Total return (%) (r)(s)(x)	8.09	7.18	9.65	27.76	(4.32)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.58	0.60	0.60	0.62	0.67
Expenses after expense reductions (f)	0.58	0.60	0.60	0.62	0.59
Net investment income	3.44	4.58	5.31	5.98	6.06
Portfolio turnover	47	47	58	91	44
Net assets at end of period (000 omitted)	$666,992	$361,290	$114,736	$43,990	$53,906

Class R1	Years ended 4/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.82	$13.59	$13.13	$10.91	$12.14
Income (loss) from investment operations
Net investment income (d)	$0.36	$0.50	$0.58	$0.62	$0.56
Net realized and unrealized gain (loss) on investments and foreign currency	0.60	0.32	0.52	2.22	(1.22)
Total from investment operations	$0.96	$0.82	$1.10	$2.84	$(0.66)
Less distributions declared to shareholders
From net investment income	$(0.44)	$(0.59)	$(0.64)	$(0.62)	$(0.57)
Net asset value, end of period (x)	$14.34	$13.82	$13.59	$13.13	$10.91
Total return (%) (r)(s)(x)	7.04	6.21	8.59	26.50	(5.32)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.58	1.60	1.61	1.62	1.67
Expenses after expense reductions (f)	1.58	1.60	1.61	1.62	1.59
Net investment income	2.58	3.67	4.38	4.99	5.09
Portfolio turnover	47	47	58	91	44
Net assets at end of period (000 omitted)	$8,672	$10,894	$9,492	$10,941	$7,912

See Notes to Financial Statements

32

Financial Highlights – continued

Class R2	Years ended 4/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.86	$13.63	$13.17	$10.94	$12.17
Income (loss) from investment operations
Net investment income (d)	$0.43	$0.56	$0.65	$0.68	$0.62
Net realized and unrealized gain (loss) on investments and foreign currency	0.60	0.33	0.52	2.24	(1.22)
Total from investment operations	$1.03	$0.89	$1.17	$2.92	$(0.60)
Less distributions declared to shareholders
From net investment income	$(0.51)	$(0.66)	$(0.71)	$(0.69)	$(0.63)
Net asset value, end of period (x)	$14.38	$13.86	$13.63	$13.17	$10.94
Total return (%) (r)(s)(x)	7.56	6.73	9.11	27.16	(4.82)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.08	1.10	1.10	1.12	1.17
Expenses after expense reductions (f)	1.08	1.10	1.10	1.12	1.10
Net investment income	3.03	4.15	4.85	5.47	5.53
Portfolio turnover	47	47	58	91	44
Net assets at end of period (000 omitted)	$73,594	$112,858	$66,050	$65,141	$55,413

Class R3	Years ended 4/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.86	$13.63	$13.17	$10.94	$12.18
Income (loss) from investment operations
Net investment income (d)	$0.46	$0.60	$0.68	$0.71	$0.65
Net realized and unrealized gain (loss) on investments and foreign currency	0.61	0.32	0.52	2.24	(1.23)
Total from investment operations	$1.07	$0.92	$1.20	$2.95	$(0.58)
Less distributions declared to shareholders
From net investment income	$(0.55)	$(0.69)	$(0.74)	$(0.72)	$(0.66)
Net asset value, end of period (x)	$14.38	$13.86	$13.63	$13.17	$10.94
Total return (%) (r)(s)(x)	7.82	6.99	9.38	27.47	(4.65)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.83	0.85	0.85	0.87	0.92
Expenses after expense reductions (f)	0.83	0.84	0.85	0.87	0.84
Net investment income	3.26	4.40	5.11	5.73	5.80
Portfolio turnover	47	47	58	91	44
Net assets at end of period (000 omitted)	$68,674	$63,099	$50,351	$49,555	$46,014
See Notes to Financial Statements

33

Financial Highlights – continued

Class R4	Years ended 4/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$13.87	$13.64	$13.18	$10.95	$12.19
Income (loss) from investment operations
Net investment income (d)	$0.49	$0.63	$0.72	$0.74	$0.67
Net realized and unrealized gain (loss) on investments and foreign currency	0.60	0.33	0.52	2.24	(1.22)
Total from investment operations	$1.09	$0.96	$1.24	$2.98	$(0.55)
Less distributions declared to shareholders
From net investment income	$(0.58)	$(0.73)	$(0.78)	$(0.75)	$(0.69)
Net asset value, end of period (x)	$14.38	$13.87	$13.64	$13.18	$10.95
Total return (%) (r)(s)(x)	8.01	7.26	9.65	27.76	(4.40)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.58	0.59	0.60	0.62	0.68
Expenses after expense reductions (f)	0.58	0.59	0.60	0.62	0.60
Net investment income	3.46	4.65	5.34	5.97	6.01
Portfolio turnover	47	47	58	91	44
Net assets at end of period (000 omitted)	$144,755	$82,516	$71,481	$61,604	$46,014

Class R5	Period ended 4/30/13 (i)
Net asset value, beginning of period	$13.82
Income (loss) from investment operations
Net investment income (d)	$0.46
Net realized and unrealized gain (loss) on investments and foreign currency	0.64
Total from investment operations	$1.10
Less distributions declared to shareholders
From net investment income	$(0.54)
Net asset value, end of period (x)	$14.38
Total return (%) (r)(s)(x)	8.06	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.49	(a)
Expenses after expense reductions (f)	0.49	(a)
Net investment income	3.52	(a)
Portfolio turnover	47
Net assets at end of period (000 omitted)	$110

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(i)	For the period from the class inception, June 1, 2012, through the stated period end.
(n)	Not annualized.

34

Financial Highlights – continued

(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

35

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Bond Fund (the fund) is a series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in high-yield securities rated below investment grade. Investments in high-yield securities involve greater degrees of credit and market risk than investments in higher-rated securities and tend to be more sensitive to economic conditions. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In January 2013, the FASB issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at

36

Notes to Financial Statements – continued

amortized cost, which approximates market value. Swap agreements are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar

37

Notes to Financial Statements – continued

securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of April 30, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Non-U.S. Sovereign Debt	$—	$32,933,240	$—	$32,933,240
U.S. Corporate Bonds	—	2,581,180,757	—	2,581,180,757
Residential Mortgage-Backed Securities	—	51,901	—	51,901
Commercial Mortgage-Backed Securities	—	26,614,616	—	26,614,616
Asset-Backed Securities (including CDOs)	—	10,949,704	—	10,949,704
Foreign Bonds	—	495,561,211	—	495,561,211
Mutual Funds	104,114,588	—	—	104,114,588
Total Investments	$104,114,588	$3,147,291,429	$—	$3,251,406,017

For further information regarding security characteristics, see the Portfolio of Investments.

Foreign Currency Translation – Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions or on the reporting date for foreign denominated receivables and payables. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on receivables, payables, income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were swap agreements. At April 30, 2013, the fund did not have any outstanding derivative instruments.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended April 30, 2013 as reported in the Statement of Operations:

Risk	Swap Agreements
Credit	$46,690

38

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended April 30, 2013 as reported in the Statement of Operations:

Risk	Swap Agreements
Credit	$634,629

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been segregated to cover obligations of the fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Swap Agreements – The fund entered into swap agreements. A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or

39

Notes to Financial Statements – continued

received in the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations.

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap agreements are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments based on a fixed percentage applied to the agreement notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

40

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended April 30, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

41

Notes to Financial Statements – continued

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	4/30/13	4/30/12
Ordinary income (including any short-term capital gains)	$108,799,618	$86,518,599

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/13
Cost of investments	$3,088,374,336
Gross appreciation	172,951,451
Gross depreciation	(9,919,770)
Net unrealized appreciation (depreciation)	$163,031,681

Undistributed ordinary income	3,842,337
Undistributed long-term capital gain	6,014,160
Other temporary differences	(8,656,643)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	Year ended 4/30/13 (i)	Year ended 4/30/12
Class A	$61,809,378	$54,371,677
Class B	3,363,369	3,134,621
Class C	11,230,629	8,391,212
Class I	21,903,996	10,038,847
Class R1	308,039	413,657
Class R2	2,499,375	3,367,194
Class R3	2,644,011	2,822,323
Class R4	5,036,770	3,979,068
Class R5	4,051	—
Total	$108,799,618	$86,518,599

(i)	For Class R5, the period is from inception, June 1, 2012, through the stated period end.

42

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at the following annual rates:

First $1.1 billion of average daily net assets	0.39%
Average daily net assets in excess of $1.1 billion	0.38%

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through April 30, 2013, this management fee reduction amounted to $1,434 which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended April 30, 2013 was equivalent to an annual effective rate of 0.38% of the fund’s average daily net assets.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $2,333,899 for the year ended April 30, 2013, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.25%	$4,029,566
Class B	0.75%	0.25%	1.00%	1.00%	1,088,404
Class C	0.75%	0.25%	1.00%	1.00%	3,661,349
Class R1	0.75%	0.25%	1.00%	1.00%	97,897
Class R2	0.25%	0.25%	0.50%	0.50%	345,526
Class R3	—	0.25%	0.25%	0.25%	171,555
Total Distribution and Service Fees					$9,394,297

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2013 based on each class’s average daily net assets.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a

43

Notes to Financial Statements – continued

shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2013, were as follows:

Amount
Class A	$24,709
Class B	170,882
Class C	54,479

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2013, the fee was $666,871, which equated to 0.0230% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended April 30, 2013, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $3,156,630.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2013 was equivalent to an annual effective rate of 0.0136% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. Effective January 1, 2002, accrued benefits under the DB plan for then-current independent Trustees who continued were credited to an unfunded retirement deferral plan (the “Retirement Deferral plan”), which was established for and exists solely with respect to these credited amounts, and is not available for other deferrals by these or other independent Trustees. Although the Retirement Deferral plan is unfunded, amounts deferred under the plan are periodically adjusted for investment experience as if they had been invested in shares of the fund. The DB plan resulted in a pension expense of $1,568 and the Retirement Deferral plan resulted in an expense of $2,728. Both amounts are included in independent Trustees’ compensation for the year ended

44

Notes to Financial Statements – continued

April 30, 2013. The liability for deferred retirement benefits payable to certain independent Trustees under both plans amounted to $49,478 at April 30, 2013, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended April 30, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $21,282 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $8,754, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On May 31, 2012, MFS purchased 7,236 shares of Class R5 for an aggregate amount of $100,000. At April 30, 2013, MFS held 98% of the outstanding shares of Class R5.

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, aggregated $2,096,576,770 and $1,280,013,585, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/13 (i)		Year ended 4/30/12
	Shares	Amount	Shares	Amount
Shares sold
Class A	51,565,173	$729,587,077	46,548,843	$632,764,000
Class B	2,786,462	39,092,197	3,218,560	43,605,699
Class C	13,341,388	187,844,986	11,286,088	153,071,063
Class I	33,709,066	477,244,469	21,642,526	294,509,142
Class R1	213,324	3,001,252	308,337	4,185,106
Class R2	2,164,750	30,632,152	4,691,774	64,436,917
Class R3	1,770,089	25,048,300	1,597,690	21,717,190
Class R4	7,579,598	106,499,050	1,634,763	22,262,156
Class R5	7,511	103,860	—	—
	113,137,361	$1,599,053,343	90,928,581	$1,236,551,273

45

Notes to Financial Statements – continued

	Year ended 4/30/13 (i)		Year ended 4/30/12
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	3,906,110	$55,361,501	3,400,547	$46,258,788
Class B	213,972	3,024,529	192,049	2,605,580
Class C	557,364	7,873,429	393,678	5,337,083
Class I	976,810	13,861,152	438,311	5,967,759
Class R1	21,830	307,940	30,482	413,186
Class R2	165,716	2,346,490	233,036	3,170,843
Class R3	186,591	2,643,360	207,213	2,817,374
Class R4	354,870	5,036,770	292,292	3,976,000
Class R5	285	4,051	—	—
	6,383,548	$90,459,222	5,187,608	$70,546,613

Shares reacquired
Class A	(30,097,466)	$(426,940,848)	(17,389,741)	$(236,785,029)
Class B	(1,630,664)	(23,032,523)	(1,593,006)	(21,571,871)
Class C	(5,394,843)	(76,227,956)	(2,596,231)	(35,152,881)
Class I	(14,361,648)	(203,662,129)	(4,421,645)	(60,095,515)
Class R1	(418,811)	(5,907,123)	(248,774)	(3,379,755)
Class R2	(5,356,107)	(74,793,827)	(1,626,090)	(22,065,576)
Class R3	(1,734,246)	(24,552,717)	(944,694)	(12,866,632)
Class R4	(3,822,042)	(53,825,230)	(1,215,969)	(16,525,127)
Class R5	(150)	(2,128)	—	—
	(62,815,977)	$(888,944,481)	(30,036,150)	$(408,442,386)

Net change
Class A	25,373,817	$358,007,730	32,559,649	$442,237,759
Class B	1,369,770	19,084,203	1,817,603	24,639,408
Class C	8,503,909	119,490,459	9,083,535	123,255,265
Class I	20,324,228	287,443,492	17,659,192	240,381,386
Class R1	(183,657)	(2,597,931)	90,045	1,218,537
Class R2	(3,025,641)	(41,815,185)	3,298,720	45,542,184
Class R3	222,434	3,138,943	860,209	11,667,932
Class R4	4,112,426	57,710,590	711,086	9,713,029
Class R5	7,646	105,783	—	—
	56,704,932	$800,568,084	66,080,039	$898,655,500

(i)	For Class R5, the period is from inception, June 1, 2012, through the stated period end.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily,

46

Notes to Financial Statements – continued

unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended April 30, 2013, the fund’s commitment fee and interest expense were $17,688 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	79,095,062	1,194,227,880	(1,169,208,354)	104,114,588

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$233,050	$104,114,588

47

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of MFS Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Bond Fund (one of the portfolios comprising MFS Series Trust IX) (the “Fund”) as of April 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Bond Fund as of April 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 17, 2013

48

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of June 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

49

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

50

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

51

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company	JPMorgan Chase Bank
111 Huntington Avenue	One Chase Manhattan Plaza
Boston, MA 02199-7618	New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc.	Deloitte & Touche LLP
111 Huntington Avenue	200 Berkeley Street
Boston, MA 02199-7618	Boston, MA 02116
Portfolio Managers
Richard Hawkins
Robert Persons

52

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2012 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014.

The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $3,929,055 as capital gain dividends paid during the fiscal year.

53

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

54

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

55

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

April 30, 2013

MFS® LIMITED MATURITY FUND

MQL-ANN

MFS® LIMITED MATURITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

As 2013 has unfolded, we have seen global growth prospects decline, while U.S. and global equities march forward. Meanwhile, historically very low yields and a broadly sideways market have produced slim bond market returns. The big stories thus far this year are Japan’s aggressive stimulus, which appears to be eliciting its desired response among consumers and businesses, and the eurozone’s debt-driven doldrums. Meanwhile, the two economic giants, China and the United States, keep chugging along deliberately, albeit at historically moderate rates of growth.

The U.S. housing recovery has coincided with a pickup in auto sales and a lift in job creation, but the U.S. sequestration’s cuts are having the effect of a driver applying the brakes at the same time as the accelerator. The result is slower than desirable growth. China, similarly, keeps moving forward, but at a slower than normal pace, held back by the eurozone recession, slower global growth, and by the new government’s efforts to shift its enormous economy to more of a consumer focus. The eurozone continues to struggle with persistent record-high unemployment and 21 straight months of manufacturing contraction. The European Central Bank’s recent interest rate cut could help, but this region will require much needed, though politically difficult, structural reforms to climb out of its deep funk.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs integrated, global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We are mindful of the many economic challenges investors face, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

June 17, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	70.8%
Non-U.S. Government Bonds	11.4%
Asset-Backed Securities	6.9%
Emerging Markets Bonds	3.7%
Mortgage-Backed Securities	2.9%
Collateralized Debt Obligations	0.9%
Commercial Mortgage-Backed Securities	0.7%
Municipal Bonds	0.5%
High Yield Corporates	0.5%
U.S. Government Agencies	0.1%
U.S. Treasury Securities	(0.9)%

Composition including fixed income credit quality (a)(i)
AAA	16.7%
AA	11.8%
A	34.8%
BBB	30.5%
BB	1.0%
B (o)	0.0%
CCC	0.1%
CC	0.1%
C	0.3%
D	0.1%
Federal Agencies	3.0%
Not Rated	(0.9)%
Cash & Other	2.5%

Portfolio facts (i)
Average Duration (d)	1.7
Average Effective Maturity (m)	2.1 yrs.

Issuer country weightings (i)(x)
United States	54.4%
United Kingdom	7.4%
France	5.1%
Netherlands	4.2%
Australia	3.6%
Germany	3.6%
Canada	3.5%
Sweden	3.2%
Supranational	1.9%
Other Countries	13.1%

2

Portfolio Composition – continued

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.
(x)	Represents the portfolio’s exposure to issuer countries as a percentage of a portfolio’s net assets.

Percentages are based on net assets as of 4/30/13.

The portfolio is actively managed and current holdings may be different.

3

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2013, Class A shares of the MFS Limited Maturity Fund (“fund”) provided a total return of 2.33%, at net asset value. This compares with a return of 1.04% for the fund’s benchmark, the Barclays 1-3 Year U.S. Government/Credit Bond Index.

Market Environment

In the months prior to the beginning of the period, the market was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions.

By the beginning of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the middle of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the calendar year, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, year-end fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the U.S. budget sequester, combined with the uncertainty surrounding the Italian election results, inserted a greater degree of caution as the reporting period ended.

During the first few months of 2013, market sentiment improved markedly, as global macroeconomic indicators improved and fears of fiscal austerity in the U.S. waned. By the end of the period, however, global growth dynamics looked to be weakening again, though markets were generally unfazed, continuing their risk-on path, especially in light of continued easing by global central banks and the Bank of Japan in particular.

Factors Affecting Performance

Relative to the Barclays 1-3 Year U.S. Government/Credit Bond Index, the fund’s yield curve (y) positioning, particularly the fund’s greater exposure to shifts in the long end of the yield curve (centered around maturities of 3-5 years), aided relative returns. A greater exposure to corporate bonds in the finance, bank, and industrial sectors also strengthened relative performance. Additionally, the fund benefited from a greater relative exposure to “A” and “BBB” rated (r) securities.

Respectfully,

James Calmas

Portfolio Manager

4

Management Review – continued

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The source for bond quality ratings is Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.
(y)	A yield curve graphically depicts the yields of different maturity bonds of the same credit quality and type. A normal yield curve is upward-sloping, with short term-rates lower than long term rates.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

5

PERFORMANCE SUMMARY THROUGH 4/30/13

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

6

Performance Summary – continued

Total Returns through 4/30/13

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	2/26/92	2.33%	3.03%	2.88%	N/A
B	9/07/93	1.57%	2.25%	2.11%	N/A
C	7/01/94	1.46%	2.12%	2.01%	N/A
I	1/02/97	2.31%	3.14%	3.03%	N/A
R1	4/01/05	1.46%	2.15%	N/A	2.34%
R2	10/31/03	2.24%	2.77%	N/A	2.60%
R3	4/01/05	2.22%	2.89%	N/A	3.06%
R4	4/01/05	2.48%	3.18%	N/A	3.36%
R5	9/04/12	N/A	N/A	N/A	1.39%
529A	7/31/02	2.27%	2.92%	2.65%	N/A
529B	7/31/02	1.50%	2.16%	1.94%	N/A
529C	7/31/02	1.58%	2.07%	1.86%	N/A
Comparative benchmark
Barclays 1-3 Year U.S. Government/Credit Bond Index (f)		1.04%	2.52%	3.03%	N/A
Average annual with sales charge
A With Initial Sales Charge (2.50%)		(0.23)%	2.51%	2.62%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		(2.43)%	1.90%	2.11%	N/A
C With CDSC (1% for 12 months) (x)		(0.46)%	2.12%	2.01%	N/A
529A With Initial Sales Charge (2.50%)		(0.28)%	2.40%	2.39%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (x)		(2.50)%	1.80%	1.94%	N/A
529C With CDSC (1% for 12 months) (x)		0.58%	207%	1.86%	N/A

Class I, R1, R2, R3, R4 and R5 shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

7

Performance Summary – continued

Benchmark Definition

Barclays 1-3 Year U.S. Government/Credit Bond Index – a market capitalization-weighted index that measures the performance of the short-term (1 to 3 years) investment-grade corporate and U.S. government bond markets.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the funds share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

8

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, November 1, 2012 through April 30, 2013

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2012 through April 30, 2013.

The expenses include the payment of a portion of the transfer-agent-related expenses of MFS funds that invest in the fund. For further information, please see the Notes to the Financial Statements.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

9

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/12	Ending Account Value 4/30/13	Expenses Paid During Period (p) 11/01/12-4/30/13
A	Actual	0.75%	$1,000.00	$1,006.87	$3.73
	Hypothetical (h)	0.75%	$1,000.00	$1,021.08	$3.76
B	Actual	1.50%	$1,000.00	$1,003.12	$7.45
	Hypothetical (h)	1.50%	$1,000.00	$1,017.36	$7.50
C	Actual	1.60%	$1,000.00	$1,002.61	$7.94
	Hypothetical (h)	1.60%	$1,000.00	$1,016.86	$8.00
I	Actual	0.60%	$1,000.00	$1,007.62	$2.99
	Hypothetical (h)	0.60%	$1,000.00	$1,021.82	$3.01
R1	Actual	1.60%	$1,000.00	$1,002.60	$7.94
	Hypothetical (h)	1.60%	$1,000.00	$1,016.86	$8.00
R2	Actual	1.00%	$1,000.00	$1,007.25	$4.98
	Hypothetical (h)	1.00%	$1,000.00	$1,019.84	$5.01
R3	Actual	0.85%	$1,000.00	$1,006.37	$4.23
	Hypothetical (h)	0.85%	$1,000.00	$1,020.58	$4.26
R4	Actual	0.60%	$1,000.00	$1,007.63	$2.99
	Hypothetical (h)	0.60%	$1,000.00	$1,021.82	$3.01
R5	Actual	0.53%	$1,000.00	$1,007.96	$2.64
	Hypothetical (h)	0.53%	$1,000.00	$1,022.17	$2.66
529A	Actual	0.80%	$1,000.00	$1,006.62	$3.98
	Hypothetical (h)	0.80%	$1,000.00	$1,020.83	$4.01
529B	Actual	1.56%	$1,000.00	$1,002.80	$7.75
	Hypothetical (h)	1.56%	$1,000.00	$1,017.06	$7.80
529C	Actual	1.65%	$1,000.00	$1,003.99	$8.20
	Hypothetical (h)	1.65%	$1,000.00	$1,016.61	$8.25

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

10

PORTFOLIO OF INVESTMENTS

4/30/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 97.8%
Issuer	Shares/Par	Value ($)

Apparel Manufacturers - 0.2%
VF Corp., FRN, 1.038%, 2013	$2,235,000	$2,239,980

Asset-Backed & Securitized - 8.4%
Anthracite Ltd., “A”, CDO, FRN, 0.559%, 2019 (z)	$241,475	$239,181
ARI Fleet Lease Trust, “A”, FRN, 0.749%, 2020 (n)	2,675,232	2,683,306
ARI Fleet Lease Trust, “A”, FRN, 0.499%, 2021 (n)	5,790,029	5,776,266
Babson Ltd., CLO, “A1”, FRN, 0.526%, 2019 (z)	1,664,921	1,651,943
Bayview Commercial Asset Trust, FRN, 0.51%, 2035 (z)	1,043,927	837,410
Bayview Commercial Asset Trust, FRN, 0.47%, 2036 (z)	893,271	770,248
Bayview Commercial Asset Trust, FRN, 3.007%, 2036 (i)(z)	4,586,202	42,226
Bayview Financial Acquisition Trust, FRN, 5.638%, 2036	2,333,801	2,297,650
Bayview Financial Acquisition Trust, FRN, 5.483%, 2041	851,413	876,207
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.798%, 2040 (z)	892,556	474,869
Capital Trust Realty Ltd., CDO, 5.16%, 2035 (n)	1,339,885	1,342,297
Cent CDO XI Ltd., “A1”, FRN, 0.536%, 2019 (z)	3,762,476	3,720,404
Chesapeake Funding LLC, “A”, FRN, 1.949%, 2021 (z)	758,125	760,776
Chesapeake Funding LLC, “A”, FRN, 0.95%, 2023 (z)	5,970,000	5,996,280
CNH Equipment Trust, “A2”, 0.45%, 2016	3,000,000	3,001,254
Commercial Mortgage Asset Trust, FRN, 0.747%, 2032 (i)(z)	8,880,009	30,334
Credit Acceptance Auto Loan Trust, “A”, 2.06%, 2018 (z)	396,793	396,896
Credit Acceptance Auto Loan Trust, “A”, 2.2%, 2019 (z)	1,215,000	1,233,854
Credit-Based Asset Servicing & Securitization LLC, 4.736%, 2035	740,910	711,691
Credit-Based Asset Servicing & Securitization LLC, FRN, 4.677%, 2037 (d)(q)	2,653,702	1,460,510
Credit-Based Asset Servicing & Securitization LLC, FRN, 4.574%, 2037 (d)(q)	3,807,381	2,302,102
Ford Credit Floorplan Master Owner Trust, “A”, FRN, 0.549%, 2016	5,090,000	5,099,218
GE Equipment Transportation LLC, “A2”, 0.77%, 2014	1,418,766	1,420,025
Gramercy Real Estate Ltd., CDO, FRN, 0.596%, 2035 (z)	763,818	737,084
Hertz Vehicle Financing LLC, 2010-1A, “A1”, 2.6%, 2015 (n)	2,010,000	2,035,694
HLSS Servicer Advance Receivables Trust, 2013-T1, “A1”, 0.898%, 2044 (n)	7,160,000	7,167,160
Home Loan Servicing Solutions Ltd., 1.34%, 2043 (n)	2,020,000	2,025,252
Hyundai Auto Lease Securitization Trust 2013, “A2” , 0.51%, 2015 (z)	4,490,000	4,492,452
Hyundai Auto Receivables Trust, “A3”, 1.16%, 2015	1,235,918	1,239,096
IMPAC CMB Trust, FRN, 0.94%, 2034	324,735	313,571

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Asset-Backed & Securitized - continued
IMPAC CMB Trust, FRN, 1.12%, 2034	$341,826	$294,556
IMPAC Secured Assets Corp., FRN, 0.55%, 2036	952,570	940,358
Interstar Millennium Trust, FRN, 0.681%, 2036	331,950	320,791
JPMorgan Chase Commercial Mortgage Securities Corp., 5.298%, 2047	3,702,105	3,765,100
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.465%, 2037	916,606	936,252
LB Commercial Conduit Mortgage Trust, FRN, 1.575%, 2035 (i)	3,904,097	140,099
Mercedes Benz Master Owner Trust, FRN, 0.469%, 2016 (n)	7,280,000	7,280,000
Merrill Lynch Mortgage Investors, Inc., 5.45%, 2037 (d)(q)	2,020,256	474,221
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.878%, 2046	352,170	352,062
Morgan Stanley Capital I, Inc., FRN, 1.332%, 2031 (i)(z)	413,070	17
Nationslink Funding Corp., FRN, 2.242%, 2030 (i)	455,758	26
Nissan Master Owner Trust Receivables 2013, “A”, FRN, 0.499%, 2018	7,030,000	7,030,000
Option One Mortgage Loan Trust, FRN, 5.611%, 2037	1,990,000	1,525,072
Ownit Mortgage Loan Asset-Backed Certificates, FRN, 3.776%, 2036 (d)(q)	2,121,238	1,028,542
Porsche Innovative Lease Owner Trust, 0.44%, 2015 (n)	2,885,767	2,887,062
Race Point CLO Ltd., “A1A”, FRN, 0.498%, 2021 (z)	4,180,000	4,116,084
Santander Drive Auto Receivable Trust, “A2”, 0.91%, 2015	1,335,846	1,337,831
Santander Drive Auto Receivable Trust, “A2”, 0.57%, 2015	5,892,274	5,895,308
Santander Drive Auto Receivable Trust, “A2”, 0.47%, 2016	1,800,000	1,800,220
Smart Trust, “A2B”, FRN, 0.749%, 2014 (n)	2,009,818	2,012,671
Smart Trust, “A2B”, FRN, 0.529%, 2015 (n)	5,550,000	5,553,469
Thornburg Mortgage Securities Trust, FRN, 0.88%, 2043	1,283,139	1,272,304
Volvo Financial Equipment LLC, “A2”, 0.53%, 2015 (n)	1,610,000	1,611,043
Wachovia Bank Commercial Mortgage Trust, “A3”, FRN, 6.122%, 2051	1,056,911	1,093,456

		$112,801,800
Automotive - 3.9%
American Honda Finance Corp., 1.6%, 2018 (n)	$2,146,000	$2,170,971
American Honda Finance Corp., 1.625%, 2013 (n)	1,800,000	1,808,966
American Honda Finance Corp., 1.85%, 2014 (n)	1,700,000	1,728,614
American Honda Finance Corp., 1%, 2015 (n)	3,060,000	3,077,818
Daimler Finance North America LLC, 2.4%, 2017 (n)	2,680,000	2,774,135
Daimler Finance North America LLC, FRN, 1.608%, 2013 (n)	2,590,000	2,594,636
Daimler Finance North America LLC, FRN, 1.48%, 2013 (n)	4,020,000	4,032,615
Daimler Finance North America LLC, FRN, 0.894%, 2014 (n)	3,960,000	3,968,680
Ford Motor Credit Co. LLC, 4.207%, 2016	3,170,000	3,385,595
Harley-Davidson Financial Services, 3.875%, 2016 (n)	4,620,000	4,959,321

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Automotive - continued
Hyundai Capital America, 1.625%, 2015 (n)	$4,490,000	$4,496,762
RCI Banque S.A., FRN, 2.148%, 2014 (n)	4,820,000	4,841,666
Toyota Motor Credit Corp., 1.25%, 2014	2,660,000	2,693,787
Toyota Motor Credit Corp., 3.2%, 2015	1,270,000	1,339,218
Volkswagen International Finance N.V., FRN, 1.032%, 2014 (n)	4,520,000	4,534,676
Volkswagen International Finance N.V., FRN, 0.889%, 2014 (n)	3,740,000	3,755,603

		$52,163,063
Banks & Diversified Financials (Covered Bonds) - 1.7%
Australia & New Zealand Banking Group, FRN, 0.89%, 2015 (n)	$1,940,000	$1,956,624
Bank of Nova Scotia, 1.45%, 2013 (n)	1,540,000	1,544,158
BNP Paribas Home Loan, 2.2%, 2015 (n)	4,260,000	4,410,378
Commonwealth Bank of Australia, 0.75%, 2016 (n)	2,540,000	2,545,334
Credit Mutuel-CIC Home Loan, 1.5%, 2017 (n)	3,800,000	3,840,660
Norddeutsche Landesbank, 0.875%, 2015 (n)	2,400,000	2,410,560
SpareBank 1 Boligkreditt A.S., 2.625%, 2016 (n)	2,260,000	2,384,752
Stadshypotek AB, FRN, 0.834%, 2013 (n)	4,200,000	4,208,329

		$23,300,795
Broadcasting - 0.6%
Vivendi S.A., 2.4%, 2015 (n)	$3,540,000	$3,606,623
WPP Finance, 8%, 2014	4,550,000	4,947,752

		$8,554,375
Brokerage & Asset Managers - 0.5%
BlackRock, Inc., 3.5%, 2014	$3,700,000	$3,881,777
BlackRock, Inc., 1.375%, 2015	1,740,000	1,769,940
Franklin Resources, Inc., 1.375%, 2017	1,222,000	1,232,733

		$6,884,450
Building - 0.1%
CRH America, Inc., 5.3%, 2013	$1,400,000	$1,427,530

Cable TV - 0.9%
Comcast Corp., 5.3%, 2014	$2,250,000	$2,325,951
DIRECTV Holdings LLC, 4.75%, 2014	3,000,000	3,163,266
DIRECTV Holdings LLC, 2.4%, 2017	3,360,000	3,477,267
NBCUniversal Enterprise Co., FRN, 0.817%, 2016 (n)	1,450,000	1,456,241
NBCUniversal Media LLC, 2.1%, 2014	2,100,000	2,130,740

		$12,553,465
Chemicals - 0.3%
Potash Corp. of Saskatchewan, Inc., 5.25%, 2014	$3,210,000	$3,355,805

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Computer Software - 0.3%
Adobe Systems, Inc., 3.25%, 2015	$4,085,000	$4,257,199

Computer Software - Systems - 0.3%
Apple, Inc., FRN, 0%, 2018	$4,470,000	$4,470,000

Conglomerates - 1.4%
ABB Finance (USA), Inc., 1.625%, 2017	$1,659,000	$1,686,025
ABB Treasury Center USA, Inc., 2.5%, 2016 (n)	3,907,000	4,074,610
General Electric Co., 0.85%, 2015	1,260,000	1,267,261
Ingersoll-Rand Global Holding Co. Ltd., 6%, 2013	4,425,000	4,493,636
Ingersoll-Rand Global Holding Co. Ltd., 9.5%, 2014	1,025,000	1,107,048
Pentair Finance S.A., 1.35%, 2015	3,140,000	3,151,034
United Technologies Corp., FRN, 0.787%, 2015	2,560,000	2,585,300

		$18,364,914
Consumer Products - 1.0%
Avon Products, Inc., 2.375%, 2016	$1,580,000	$1,613,803
LVMH Moet Hennessy Louis Vuitton S.A., 1.625%, 2017 (n)	3,150,000	3,200,085
Mattel, Inc. , 1.7%, 2018	1,041,000	1,052,785
Mattel, Inc., 2.5%, 2016	2,030,000	2,118,059
Newell Rubbermaid, Inc., 2%, 2015	2,337,000	2,375,406
Newell Rubbermaid, Inc., 2.05%, 2017	2,748,000	2,774,658
Phillips Electronics N.V., 7.25%, 2013	400,000	407,666

		$13,542,462
Consumer Services - 0.7%
eBay, Inc., 1.35%, 2017	$3,482,000	$3,530,839
Experian Finance PLC, 2.375%, 2017 (n)	3,189,000	3,260,392
Western Union Co., 2.375%, 2015	1,970,000	2,005,669

		$8,796,900
Defense Electronics - 0.2%
BAE Systems Holdings, Inc., 4.95%, 2014 (n)	$2,640,000	$2,749,130

Electrical Equipment - 0.1%
Arrow Electronics, Inc., 3%, 2018	$1,326,000	$1,357,275

Electronics - 1.0%
Applied Materials, Inc., 2.65%, 2016	$1,670,000	$1,758,133
Broadcom Corp., 1.5%, 2013	1,400,000	1,407,175
Intel Corp., 1.35%, 2017	6,765,000	6,811,022
Tyco Electronics Group S.A., 1.6%, 2015	3,160,000	3,200,461

		$13,176,791

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Emerging Market Quasi-Sovereign - 2.2%
Banco do Nordeste do Brasil (BNB), 3.625%, 2015 (n)	$979,000	$1,010,818
Corporacion Nacional del Cobre de Chile, 4.75%, 2014 (n)	5,420,000	5,694,041
Gaz Capital S.A., 4.95%, 2016 (n)	1,398,000	1,500,935
Korea Development Bank, 1%, 2016	3,000,000	2,963,244
Korea Expressway Corp., 4.5%, 2015 (n)	2,479,000	2,618,818
Korea Gas Corp., 2.25%, 2017 (n)	2,750,000	2,785,750
Mubadala Development Co., 5.75%, 2014 (n)	3,197,000	3,356,850
National Agricultural Co., 5%, 2014 (n)	2,541,000	2,667,692
Petrobras International Finance Co., 3.875%, 2016	4,654,000	4,887,673
Rosneft, 3.149%, 2017 (n)	2,539,000	2,564,263

		$30,050,084
Emerging Market Sovereign - 0.8%
Russian Federation, 3.25%, 2017 (n)	$5,400,000	$5,710,500
State of Qatar, 5.15%, 2014 (n)	1,588,000	1,653,108
State of Qatar, 5.15%, 2014	3,000,000	3,123,000

		$10,486,608
Energy - Independent - 0.9%
Encana Corp., 5.9%, 2017	$3,360,000	$3,964,639
Encana Holdings Finance Corp., 5.8%, 2014	3,545,000	3,723,998
Hess Corp., 7%, 2014	3,740,000	3,916,883

		$11,605,520
Energy - Integrated - 2.4%
BG Energy Capital PLC, 2.875%, 2016 (n)	$4,300,000	$4,567,004
BP Capital Markets PLC, 3.125%, 2015	5,300,000	5,606,605
BP Capital Markets PLC, 0.7%, 2015	1,142,000	1,141,688
Cenovus Energy, Inc., 4.5%, 2014	2,170,000	2,278,559
Chevron Corp., 1.104%, 2017	3,658,000	3,675,043
Husky Energy, Inc., 5.9%, 2014	2,965,000	3,130,649
Petro-Canada Financial Partnership, 5%, 2014	2,950,000	3,144,010
Shell International Finance B.V., 1.125%, 2017	3,430,000	3,472,937
Total Capital International S.A., 1.5%, 2017	1,670,000	1,699,210
TOTAL S.A., 3%, 2015	2,810,000	2,955,072

		$31,670,777
Entertainment - 0.2%
Viacom, Inc., 1.25%, 2015	$2,100,000	$2,115,445

Financial Institutions - 1.9%
General Electric Capital Corp., 4.8%, 2013	$1,820,000	$1,820,000
General Electric Capital Corp., 1.875%, 2013	3,030,000	3,047,516
General Electric Capital Corp., 2.15%, 2015	2,180,000	2,236,094

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Financial Institutions - continued
General Electric Capital Corp., FRN, 1.13%, 2014	$6,000,000	$6,035,208
General Electric Capital Corp., FRN, 0.881%, 2015	2,500,000	2,521,428
General Electric Capital Corp., FRN, 0.88%, 2016	3,270,000	3,291,056
LeasePlan Corp. N.V., 3%, 2017 (n)	3,370,000	3,451,891
NYSE Euronext, 2%, 2017	3,266,000	3,352,849

		$25,756,042
Food & Beverages - 5.1%
Anheuser-Busch InBev S.A., 3.625%, 2015	$1,350,000	$1,428,208
Anheuser-Busch InBev S.A., 0.8%, 2016	1,260,000	1,265,453
Anheuser-Busch InBev S.A., 1.375%, 2017	5,370,000	5,441,947
Campbell Soup Co., FRN, 0.598%, 2014	4,570,000	4,580,776
Coca Cola Co., 0.75%, 2013	1,570,000	1,574,088
Coca-Cola Co., 1.15%, 2018	2,480,000	2,486,133
Conagra Foods, Inc., 5.875%, 2014	2,000,000	2,096,622
Diageo Capital PLC, 7.375%, 2014	3,520,000	3,687,506
Diageo Capital PLC, 1.5%, 2017	2,750,000	2,803,199
General Mills, Inc., 5.25%, 2013	2,100,000	2,129,035
General Mills, Inc., 5.2%, 2015	1,990,000	2,157,777
H.J. Heinz Co., 5.35%, 2013	1,500,000	1,510,500
Heineken N.V., 0.8%, 2015 (n)	2,810,000	2,812,610
Ingredion, Inc., 3.2%, 2015	1,025,000	1,074,687
Ingredion, Inc., 1.8%, 2017	2,092,000	2,102,755
Kellogg Co., 4.45%, 2016	1,209,000	1,332,744
Kraft Foods Group, Inc. , 1.625%, 2015	5,170,000	5,257,947
Miller Brewing Co., 5.5%, 2013 (n)	6,225,000	6,313,918
Molson Coors Brewing Co., 2%, 2017	3,330,000	3,429,910
Mondelez International, Inc., 6.75%, 2014	1,100,000	1,152,154
PepsiCo, Inc., 2.5%, 2016	3,400,000	3,574,383
Pernod-Ricard S.A., 2.95%, 2017 (n)	5,000,000	5,262,145
SABMiller Holdings, Inc., 1.85%, 2015 (n)	2,630,000	2,680,520
SABMiller Holdings, Inc., 2.45%, 2017 (n)	2,060,000	2,157,636

		$68,312,653
Food & Drug Stores - 0.5%
CVS Caremark Corp., 3.25%, 2015	$2,372,000	$2,491,376
Walgreen Co., 1%, 2015	4,120,000	4,145,787

		$6,637,163
Gaming & Lodging - 0.3%
Wyndham Worldwide Corp., 2.95%, 2017	$3,473,000	$3,575,200

Industrial - 0.2%
Cornell University, 4.35%, 2014	$3,070,000	$3,175,169

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Insurance - 2.8%
Aflac, Inc., 3.45%, 2015	$3,840,000	$4,077,769
American International Group, Inc., 3.65%, 2014	2,670,000	2,726,110
American International Group, Inc., 3%, 2015	3,360,000	3,484,159
ING U.S., Inc., 2.9%, 2018 (n)	2,515,000	2,573,969
Lincoln National Corp., 4.3%, 2015	2,060,000	2,203,759
MassMutual Global Funding, FRN, 0.657%, 2014 (n)	2,870,000	2,878,027
MetLife, Inc., 1.756%, 2017	1,199,000	1,225,701
MetLife, Inc., FRN, 1.546%, 2013	5,570,000	5,587,395
Metropolitan Life Global Funding I, 5.125%, 2014 (n)	1,450,000	1,523,470
New York Life Global Funding, 4.65%, 2013 (n)	4,262,000	4,265,124
New York Life Global Funding, 1.3%, 2015 (n)	4,590,000	4,650,914
UnumProvident Corp., 6.85%, 2015 (n)	2,590,000	2,911,709

		$38,108,106
Insurance - Health - 0.2%
Aetna, Inc., 1.5%, 2017	$674,000	$679,286
WellPoint, Inc., 5%, 2014	120,000	128,237
Wellpoint, Inc., 1.25%, 2015	2,400,000	2,421,130

		$3,228,653
Insurance - Property & Casualty - 1.3%
ACE Ltd., 2.6%, 2015	$2,890,000	$3,024,998
Allstate Corp., 6.2%, 2014	1,490,000	1,576,678
Aon Corp., 3.5%, 2015	3,200,000	3,385,078
AXIS Capital Holdings Ltd., 5.75%, 2014	3,480,000	3,728,921
Berkshire Hathaway, Inc., FRN, 0.99%, 2014	3,210,000	3,236,726
QBE Insurance Group Ltd., 2.4%, 2018 (z)	2,969,000	2,988,091

		$17,940,492
International Market Quasi-Sovereign - 7.4%
Achmea Hypotheekbank N.V., FRN, 0.648%, 2014 (n)	$2,500,000	$2,510,093
Commonwealth Bank of Australia, 2.9%, 2014 (n)	2,000,000	2,071,020
Eksportfinans A.S.A., 3%, 2014	5,000,000	4,996,155
Electricite de France PLC, 5.5%, 2014 (n)	5,310,000	5,498,983
Finance for Danish Industry A.S., FRN, 0.65%, 2013 (n)	3,500,000	3,501,715
FMS Wertmanagement, 0.625%, 2016	3,360,000	3,373,504
ING Bank N.V., 3.9%, 2014 (n)	3,700,000	3,816,010
KfW Bankengruppe, 1.375%, 2013	6,900,000	6,913,800
KfW Bankengruppe, 3.5%, 2014	3,066,000	3,151,541
Kommunalbanken A.S., 1%, 2014 (n)	2,080,000	2,095,600
Kommunalbanken A.S., 1.75%, 2015 (n)	1,000,000	1,031,300
Kommunalbanken A.S., FRN, 0.406%, 2016 (n)	4,360,000	4,366,047
Kommunalbanken AS, 1%, 2015 (n)	3,000,000	3,035,670
Kreditanstalt für Wiederaufbau, FRN, 0.249%, 2015	4,670,000	4,670,033

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
International Market Quasi-Sovereign - continued
Landwirtschaftliche Rentenbank, 4.125%, 2013	$4,040,000	$4,071,674
Landwirtschaftliche Rentenbank, 3.125%, 2016 (n)	1,700,000	1,819,510
Municipality Finance PLC, 2.375%, 2016	3,410,000	3,589,107
N.V. Bank Nederlandse Gemeenten, 1.375%, 2018 (n)	4,070,000	4,122,503
Nederlandse Waterschapsbank N.V., 1.375%, 2014 (n)	1,550,000	1,567,062
Nederlandse Waterschapsbank N.V., 0.75%, 2016 (z)	3,480,000	3,485,185
Societe Financement de l’ Economie Francaise, 3.375%, 2014 (n)	7,550,000	7,782,389
Statoil A.S.A., 2.9%, 2014	4,380,000	4,540,680
Statoil A.S.A., 1.8%, 2016	2,350,000	2,438,259
Swedish Export Credit Corp., FRN, 1.042%, 2014	8,640,000	8,719,911
Vestjysk Bank A/S, FRN, 0.83%, 2013 (n)	2,940,000	2,942,570
Westpac Banking Corp., 3.45%, 2014 (n)	3,370,000	3,501,093

		$99,611,414
International Market Sovereign - 1.6%
Kingdom of Belgium, 2.875%, 2014	$2,500,000	$2,579,360
Kingdom of Spain, 3.625%, 2013	6,790,000	6,805,644
Kingdom of Sweden, 1%, 2018 (z)	3,500,000	3,538,500
Kommuninvest i Sverige AB, 0.5%, 2016 (z)	5,440,000	5,430,954
Republic of Iceland, 4.875%, 2016 (n)	3,494,000	3,721,110

		$22,075,568
Local Authorities - 0.9%
Louisiana Gas & Fuels Tax Rev. (Build America Bonds), FRN, 3%, 2043	$3,730,000	$3,738,243
Province of Ontario, 2.3%, 2016	4,700,000	4,935,940
State of Illinois, 4.961%, 2016	3,275,000	3,571,420

		$12,245,603
Machinery & Tools - 0.1%
Caterpillar Financial Services Corp., 1.1%, 2015	$1,260,000	$1,276,061

Major Banks - 12.7%
ABN AMRO Bank N.V., 3%, 2014 (n)	$400,000	$406,141
ABN AMRO Bank N.V., FRN, 2.046%, 2014 (n)	4,850,000	4,901,459
ANZ National (International) Ltd., FRN, 1.28%, 2013 (n)	3,630,000	3,651,025
Bank of America Corp., 7.375%, 2014	1,075,000	1,146,417
Bank of America Corp., 4.5%, 2015	1,000,000	1,060,765
Bank of America Corp., 1.5%, 2015	3,060,000	3,078,198
Bank of America Corp., 1.25%, 2016	5,250,000	5,251,638
Bank of America Corp., 6.5%, 2016	2,625,000	3,027,701
Bank of America Corp., FRN, 1.104%, 2016	1,910,000	1,908,388
Bank of Montreal, FRN, 0.879%, 2018	1,990,000	1,995,789
Bank of Nova Scotia , FRN, 0.68%, 2016	5,890,000	5,905,096

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Major Banks - continued
Bank of Tokyo-Mitsubishi UFJ, 1.6%, 2013 (n)	$1,960,000	$1,966,846
Barclays Bank PLC, 5.2%, 2014	3,660,000	3,852,329
Barclays Bank PLC, FRN, 1.317%, 2014	2,360,000	2,373,804
Commonwealth Bank of Australia, 3.75%, 2014 (n)	4,574,000	4,789,106
Credit Suisse New York, 5.5%, 2014	4,630,000	4,858,356
Credit Suisse New York, FRN, 1.237%, 2014	3,000,000	3,017,553
DBS Bank Ltd., 2.35%, 2017 (n)	4,010,000	4,147,110
Goldman Sachs Group, Inc., 5.125%, 2015	3,930,000	4,200,384
Goldman Sachs Group, Inc., 1.6%, 2015	3,690,000	3,740,007
Goldman Sachs Group, Inc., FRN, 1.289%, 2014	2,000,000	2,013,886
Goldman Sachs Group, Inc., FRN, 1.476%, 2018	2,310,000	2,307,759
HSBC Bank PLC, 3.1%, 2016 (n)	2,520,000	2,680,723
HSBC USA, Inc., 2.375%, 2015	1,650,000	1,699,893
ING Bank N.V., 3.75%, 2017 (n)	2,644,000	2,843,410
ING Bank N.V., FRN, 1.231%, 2016 (n)	1,450,000	1,449,197
ING Bank N.V., FRN, 1.597%, 2013 (n)	4,750,000	4,775,085
ING Bank N.V., FRN, 1.924%, 2015 (n)	3,680,000	3,746,461
JPMorgan Chase & Co., 2%, 2017	2,087,000	2,141,675
JPMorgan Chase & Co., FRN, 1.075%, 2014	2,110,000	2,121,822
JPMorgan Chase & Co., FRN, 1.03%, 2014	4,620,000	4,652,183
JPMorgan Chase & Co., FRN, 0.908%, 2016	2,500,000	2,504,887
KeyCorp, 3.75%, 2015	3,850,000	4,100,308
Kookmin Bank, 7.25%, 2014 (n)	2,200,000	2,333,296
Macquarie Bank Ltd., 5%, 2017 (n)	6,790,000	7,569,614
Morgan Stanley, 6%, 2014	2,060,000	2,167,429
Morgan Stanley, 6%, 2015	3,290,000	3,585,343
Morgan Stanley, FRN, 1.875%, 2014	3,290,000	3,314,711
Morgan Stanley, FRN, 1.538%, 2016	3,410,000	3,428,820
National Australia Bank Ltd., 2%, 2015	4,810,000	4,935,397
PNC Funding Corp., 3.625%, 2015	2,300,000	2,418,503
Royal Bank of Canada, 0.8%, 2015	3,000,000	3,012,300
Royal Bank of Scotland PLC, 2.55%, 2015	1,000,000	1,030,059
Royal Bank of Scotland PLC, 4.375%, 2016	4,880,000	5,324,651
Santander International Debt S.A., 2.991%, 2013 (n)	3,100,000	3,118,104
Standard Chartered PLC, 3.85%, 2015 (n)	3,730,000	3,936,605
Standard Chartered PLC, FRN, 1.242%, 2014 (n)	2,700,000	2,722,488
State Street Corp., 4.3%, 2014	3,750,000	3,909,577
Sumitomo Mitsui Banking Corp., 1.35%, 2015	3,770,000	3,818,524
Svenska Handelsbanken AB, FRN, 0.732%, 2016	1,000,000	1,000,008
Wachovia Corp., 5.5%, 2013	2,250,000	2,250,000
Wells Fargo & Co., 3.75%, 2014	1,350,000	1,411,008
Wells Fargo & Co., 1.25%, 2015	5,320,000	5,383,792
Westpac Banking Corp., 2%, 2017	1,780,000	1,848,462

		$170,834,092

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Medical & Health Technology & Services - 2.0%
Baxter International, Inc., 1.85%, 2017	$2,610,000	$2,684,797
Becton, Dickinson & Co., 1.75%, 2016	2,030,000	2,086,846
Catholic Health Initiatives, 1.6%, 2017	2,480,000	2,515,047
Covidien International Finance S.A., 1.875%, 2013	2,670,000	2,674,539
Covidien International Finance S.A., 1.35%, 2015	2,440,000	2,472,013
Express Scripts Holding Co., 2.1%, 2015	4,225,000	4,314,731
McKesson Corp., 0.95%, 2015	3,090,000	3,104,925
McKesson Corp., 3.25%, 2016	4,190,000	4,475,456
Thermo Fisher Scientific, Inc., 2.25%, 2016	2,960,000	3,041,589

		$27,369,943
Metals & Mining - 1.2%
Anglo American Capital, 2.15%, 2013 (n)	$2,000,000	$2,009,800
ArcelorMittal, 6.5%, 2014	2,710,000	2,818,812
Barrick Gold Corp., 2.5%, 2018 (z)	1,770,000	1,778,450
BHP Billiton Finance Ltd., 5.5%, 2014	2,250,000	2,355,075
Freeport-McMoRan Copper & Gold, Inc., 2.15%, 2017	3,680,000	3,744,098
Freeport-McMoRan Copper & Gold, Inc., 2.375%, 2018 (n)	1,620,000	1,631,645
Rio Tinto Finance (USA) Ltd., 2.5%, 2016	2,210,000	2,312,776

		$16,650,656
Mortgage-Backed - 2.9%
Fannie Mae, 5.5%, 2014 - 2019	$1,731,420	$1,849,525
Fannie Mae, 7%, 2015 - 2016	346,796	367,544
Fannie Mae, 5.136%, 2016	729,627	797,763
Fannie Mae, 5.725%, 2016	2,058,555	2,315,914
Fannie Mae, 6.5%, 2016 - 2017	845,057	911,772
Fannie Mae, 1.114%, 2017	4,070,000	4,122,597
Fannie Mae, 6%, 2017	862,623	924,922
Fannie Mae, 4.5%, 2018 - 2023	2,458,722	2,640,341
Fannie Mae, 5%, 2018 - 2023	1,944,671	2,089,895
Fannie Mae, 5%, 2020 (f)	2,086,432	2,245,218
Fannie Mae, FRN, 2.48%, 2033	111,087	112,713
Fannie Mae, FRN, 2.581%, 2033	726,296	769,239
Fannie Mae, FRN, 2.585%, 2033	119,887	127,412
Freddie Mac, 7.5%, 2015	83,803	84,042
Freddie Mac, 1.655%, 2016	281,484	289,794
Freddie Mac, 6%, 2016 - 2017	626,575	668,427
Freddie Mac, 1.426%, 2017	1,039,000	1,062,044
Freddie Mac, 5.5%, 2017 - 2025	2,402,654	2,600,393
Freddie Mac, 5%, 2018 - 2020	2,149,750	2,286,347
Freddie Mac, TBA, 2.5%, 2028	12,064,000	12,593,684
Ginnie Mae, FRN, 1.75%, 2032	159,280	166,755

		$39,026,341

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Municipals - 0.5%
Florida Hurricane Catastrophe Fund Finance Corp. Rev, “A”, 1.298%, 2016	$7,060,000	$7,098,901

Natural Gas - Distribution - 0.4%
GDF Suez, 1.625%, 2017 (n)	$4,630,000	$4,701,395

Natural Gas - Pipeline - 0.9%
Energy Transfer Partners LP, 8.5%, 2014	$2,005,000	$2,146,988
Enterprise Products Operating LP, 3.7%, 2015	4,320,000	4,572,003
Enterprise Products Operating LP, 3.2%, 2016	740,000	786,694
TransCanada PipeLines Ltd., 3.4%, 2015	4,100,000	4,333,093

		$11,838,778
Network & Telecom - 1.8%
AT&T, Inc., 0.8%, 2015	$4,010,000	$4,003,772
AT&T, Inc., 2.4%, 2016	2,750,000	2,868,762
AT&T, Inc., FRN, 0.677%, 2016	2,330,000	2,336,745
BellSouth Corp., 5.2%, 2014	2,207,000	2,343,048
France Telecom, 4.375%, 2014	2,390,000	2,487,832
France Telecom, 2.125%, 2015	1,900,000	1,947,620
Telecom Italia Capital, 5.25%, 2013	1,900,000	1,938,950
Verizon Communications, Inc., 0.7%, 2015	3,210,000	3,200,418
Verizon Communications, Inc., 2%, 2016	2,610,000	2,698,680

		$23,825,827
Oil Services - 0.6%
Noble Corp., 5.875%, 2013	$3,800,000	$3,812,616
Noble Corp., 3.45%, 2015	2,270,000	2,373,925
Transocean, Inc., 2.5%, 2017	1,970,000	2,006,835

		$8,193,376
Oils - 0.2%
Phillips 66, 1.95%, 2015	$2,680,000	$2,738,068

Other Banks & Diversified Financials - 7.1%
American Express Centurion Bank, FRN, 0.743%, 2015	$2,750,000	$2,755,541
American Express Credit Corp., FRN, 1.38%, 2015	2,400,000	2,441,215
BB&T Corp., 2.05%, 2014	2,000,000	2,030,786
BBVA Senior Finance S.A. Unipersonal, FRN, 2.415%, 2014	3,500,000	3,517,686
Capital One Financial Corp., 2.15%, 2015	1,752,000	1,789,234
Capital One Financial Corp., FRN, 1.427%, 2014	4,550,000	4,595,987
Capital One Financial Corp., FRN, 0.935%, 2015	2,000,000	2,011,934
Citigroup, Inc., 6.375%, 2014	2,380,000	2,544,746
Citigroup, Inc., 6.01%, 2015	1,880,000	2,036,668

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Other Banks & Diversified Financials - continued
Citigroup, Inc., 1.25%, 2016	$6,000,000	$6,016,194
Groupe BPCE S.A., FRN, 1.526%, 2016	5,330,000	5,351,800
Intesa Sanpaolo S.p.A., 3.125%, 2016	3,600,000	3,598,693
Intesa Sanpaolo S.p.A., FRN, 2.688%, 2014 (n)	2,490,000	2,502,993
Lloyds TSB Bank PLC, 4.375%, 2015 (n)	5,110,000	5,397,540
National Bank of Canada, 1.5%, 2015	2,970,000	3,016,011
Nordea Bank AB, 1.75%, 2013 (n)	4,800,000	4,829,126
Rabobank Nederland N.V., 4.2%, 2014 (n)	3,770,000	3,913,369
Rabobank Nederland N.V., 3.375%, 2017	3,967,000	4,272,062
Rabobank Nederland N.V., FRN, 0.762%, 2016	1,990,000	1,993,976
Santander UK PLC, 3.875%, 2014 (n)	4,525,000	4,702,452
Skandinaviska Enskilda, 1.75%, 2018 (z)	2,500,000	2,523,622
SunTrust Banks, Inc., 3.5%, 2017	4,907,000	5,267,885
Svenska Handelsbanken AB, 4.875%, 2014 (n)	3,330,000	3,491,838
Svenska Handelsbanken AB, 2.875%, 2017	3,548,000	3,772,588
Swedbank AB, 2.125%, 2017 (n)	4,637,000	4,746,503
The Bank of Tokyo-Mitsubishi UFJ Ltd., FRN, 0.738%, 2016 (n)	2,100,000	2,098,839
UBS AG, 2.25%, 2013	2,325,000	2,337,455
Union Bank, 3%, 2016	1,910,000	2,022,518

		$95,579,261
Personal Computers & Peripherals - 0.3%
Hewlett-Packard Co., 2.625%, 2014	$4,120,000	$4,212,012

Pharmaceuticals - 2.9%
AbbVie, Inc., FRN, 1.055%, 2015 (n)	$4,440,000	$4,497,525
Amgen, Inc., 2.3%, 2016	3,570,000	3,715,627
Bristol-Myers Squibb Co., 0.875%, 2017	3,507,000	3,492,008
Celgene Corp., 2.45%, 2015	5,312,000	5,509,617
Sanofi, 1.2%, 2014	650,000	657,654
Sanofi, 1.25%, 2018	5,060,000	5,082,259
Sanofi, FRN, 0.594%, 2014	5,000,000	5,014,510
Teva Pharmaceutical Finance III, 1.7%, 2014	1,410,000	1,425,655
Teva Pharmaceutical Finance III, FRN, 1.193%, 2013	3,680,000	3,695,607
Watson Pharmaceuticals, Inc., 1.875%, 2017	2,240,000	2,234,987
Wyeth, 5.5%, 2014	3,400,000	3,530,285

		$38,855,734
Printing & Publishing - 0.4%
Pearson Dollar Finance PLC, 5.7%, 2014 (n)	$4,900,000	$5,085,514
Pearson PLC, 5.5%, 2013 (n)	780,000	780,289

		$5,865,803

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Real Estate - 0.9%
ERP Operating, REIT, 5.125%, 2016	$2,738,000	$3,051,572
HCP, Inc., REIT, 2.7%, 2014	2,750,000	2,790,524
Health Care, Inc., REIT, 2.25%, 2018	1,686,000	1,719,691
Mack-Cali Realty LP, 2.5%, 2017	2,000,000	2,040,676
Simon Property Group, Inc., REIT, 4.2%, 2015	1,000,000	1,052,849
Simon Property Group, Inc., REIT, 1.5%, 2018 (n)	1,935,000	1,941,873

		$12,597,185
Retailers - 1.1%
AutoZone, Inc., 6.5%, 2014	$5,803,000	$6,034,981
Home Depot, Inc., 5.25%, 2013	3,470,000	3,576,408
Wesfarmers Ltd., 2.983%, 2016 (n)	2,900,000	3,054,309
Wesfarmers Ltd., 1.874%, 2018 (n)	2,068,000	2,098,400

		$14,764,098
Specialty Chemicals - 0.8%
Airgas, Inc., 4.5%, 2014	$5,480,000	$5,755,693
Ecolab, Inc., 2.375%, 2014	2,570,000	2,637,791
Ecolab, Inc., 1%, 2015	2,520,000	2,528,404

		$10,921,888
Specialty Stores - 0.3%
Best Buy Co., Inc., 6.75%, 2013	$4,074,000	$4,124,925

Supermarkets - 0.6%
Safeway, Inc., 6.25%, 2014	$2,450,000	$2,560,003
Tesco PLC, 2%, 2014 (n)	3,510,000	3,577,424
Woolworths Ltd., 2.55%, 2015 (n)	1,900,000	1,971,041

		$8,108,468
Supranational - 1.9%
Central American Bank for Economic Integration, 5.375%, 2014 (n)	$4,240,000	$4,495,015
European Investment Bank, 1.25%, 2013	6,470,000	6,494,392
European Investment Bank, 3%, 2014	3,730,000	3,824,406
Inter-American Development Bank, 3%, 2014	3,980,000	4,087,412
International Bank for Reconstruction and Development, 0.5%, 2016	6,860,000	6,880,621

		$25,781,846
Telecommunications - Wireless - 1.2%
America Movil S.A.B. de C.V., 2.375%, 2016	$1,564,000	$1,624,733
American Tower Trust I, REIT, 1.551%, 2018 (n)	2,840,000	2,871,135
Crown Castle Towers LLC, 4.523%, 2015 (n)	2,660,000	2,819,701

23

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Telecommunications - Wireless - continued
Crown Castle Towers LLC, 3.214%, 2015 (n)	$2,730,000	$2,846,238
Vodafone Group PLC, 4.15%, 2014	2,750,000	2,857,099
Vodafone Group PLC, 5.375%, 2015	3,000,000	3,241,728

		$16,260,634
Tobacco - 1.5%
Altria Group, Inc., 8.5%, 2013	$3,670,000	$3,822,033
B.A.T. International Finance PLC, 8.125%, 2013 (n)	3,415,000	3,548,035
B.A.T. International Finance PLC, 1.4%, 2015 (n)	2,820,000	2,855,504
Imperial Tobacco Finance PLC, 2.05%, 2018 (n)	2,206,000	2,236,352
Lorillard Tobacco Co., 3.5%, 2016	2,590,000	2,742,111
Reynolds American, Inc., 1.05%, 2015	2,650,000	2,653,188
Reynolds American, Inc., 7.625%, 2016	1,655,000	1,965,476

		$19,822,699
Transportation - Services - 0.7%
ERAC USA Finance Co., 2.75%, 2013 (n)	$4,455,000	$4,470,806
ERAC USA Finance Co., 2.25%, 2014 (n)	1,900,000	1,920,362
ERAC USA Finance Co., 2.75%, 2017 (n)	2,408,000	2,513,434

		$8,904,602
U.S. Government Agencies and Equivalents - 0.2%
Small Business Administration, 5.1%, 2016	$483,964	$501,047
Small Business Administration, 5.46%, 2016	449,866	469,279
Small Business Administration, 5.68%, 2016	482,086	504,008
Small Business Administration, 5.94%, 2016	211,812	225,908
Small Business Administration, 5.37%, 2016	281,897	296,147

		$1,996,389
Utilities - Electric Power - 4.3%
American Electric Power Co., Inc., 1.65%, 2017	$2,570,000	$2,595,386
DTE Energy Co., FRN, 0.987%, 2013	1,880,000	1,880,855
Duke Energy Corp., 5.65%, 2013	4,010,000	4,034,188
Duke Energy Corp., 6.3%, 2014	2,000,000	2,083,974
Duke Energy Corp., 3.35%, 2015	960,000	1,006,688
Duke Energy Corp., 1.625%, 2017	1,410,000	1,429,732
Enel Finance International S.A., 3.875%, 2014 (n)	3,300,000	3,402,828
Enel Finance International S.A., 6.25%, 2017 (n)	670,000	755,412
Exelon Generation Co. LLC, 5.35%, 2014	2,500,000	2,583,000
Georgia Power Co., 6%, 2013	1,120,000	1,149,957
Iberdrola Finance Ireland Ltd., 3.8%, 2014 (n)	5,150,000	5,314,645
NextEra Energy Capital Co., 1.2%, 2015	3,610,000	3,638,869
NextEra Energy Capital Holdings, Inc., 1.611%, 2014	2,600,000	2,623,670
Niagara Mohawk Power Corp., 3.553%, 2014 (n)	3,280,000	3,403,561

24

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Bonds - continued
Utilities - Electric Power - continued
Northeast Utilities, FRN, 1.03%, 2013	$3,500,000	$3,508,932
PG&E Corp., 5.75%, 2014	3,100,000	3,241,152
PPL WEM Holdings PLC, 3.9%, 2016 (n)	4,710,000	5,031,500
Progress Energy, Inc., 6.05%, 2014	2,000,000	2,092,522
PSEG Power LLC, 2.75%, 2016	2,570,000	2,674,370
Southern Co., 4.15%, 2014	2,260,000	2,341,661
Southern Co., 2.375%, 2015	2,530,000	2,627,402

		$57,420,304
Total Bonds (Identified Cost, $1,294,883,406)		$1,315,359,717

Money Market Funds - 3.1%
MFS Institutional Money Market Portfolio, 0.13%, at Cost and Net Asset Value (v)	41,336,989	$41,336,989
Total Investments (Identified Cost, $1,336,220,395)		$1,356,696,706

Other Assets, Less Liabilities - (0.9)%		(11,941,796)
Net Assets - 100.0%		$1,344,754,910

(d)	In default. Interest and/or scheduled principal payment(s) have been missed.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $422,314,019, representing 31.4% of net assets.
(q)	Interest received was less than stated coupon rate.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Anthracite Ltd., “A”, CDO, FRN, 0.559%, 2019	5/11/11	$225,574	$239,181
Babson Ltd., CLO, “A1”, FRN, 0.526%, 2019	3/13/13	1,646,542	1,651,943
Barrick Gold Corp., 2.5%, 2018	4/29/13	1,767,611	1,778,450
Bayview Commercial Asset Trust, FRN, 0.51%, 2035	6/09/05	1,043,927	837,410
Bayview Commercial Asset Trust, FRN, 0.47%, 2036	2/23/06	893,271	770,248
Bayview Commercial Asset Trust, FRN, 3.007%, 2036	5/16/06	347,362	42,226

25

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Value
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.798%, 2040	3/01/06	$892,556	$474,869
Cent CDO XI Ltd., “A1”, FRN, 0.536%, 2019	4/03/13	3,715,929	3,720,404
Chesapeake Funding LLC, “A”, FRN, 1.949%, 2021	8/09/12	765,486	760,776
Chesapeake Funding LLC, “A”, FRN, 0.95%, 2023	5/10/12	5,970,000	5,996,280
Commercial Mortgage Asset Trust, FRN, 0.747%, 2032	8/25/03	47,548	30,334
Credit Acceptance Auto Loan Trust, “A”, 2.06%, 2018	11/23/11	394,567	396,896
Credit Acceptance Auto Loan Trust, “A”, 2.2%, 2019	3/22/12	1,214,879	1,233,854
Gramercy Real Estate Ltd., CDO, FRN, 0.596%, 2035	6/21/05-1/18/07	763,864	737,084
Hyundai Auto Lease Securitization Trust 2013,“A2” , 0.51%, 2015	2/27/13	4,489,870	4,492,452
Kingdom of Sweden, 1%, 2018	2/20/13	3,492,764	3,538,500
Kommuninvest i Sverige AB, 0.5%, 2016	4/16/13	5,422,550	5,430,954
Morgan Stanley Capital I, Inc., FRN, 1.332%, 2031	6/10/03	32,846	17
Nederlandse Waterschapsbank N.V., 0.75%, 2016	3/19/13	3,477,407	3,485,185
QBE Insurance Group Ltd., 2.4%, 2018	4/24/13	2,963,567	2,988,091
Race Point CLO Ltd., “A1A”, FRN, 0.498%, 2021	4/08/13	4,117,710	4,116,084
Skandinaviska Enskilda, 1.75%, 2018	3/13/13	2,485,946	2,523,622
Total Restricted Securities			$45,244,860
% of Net assets			3.4%

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TBA	To Be Announced

Derivative Contracts at 4/30/13

Futures Contracts Outstanding at 4/30/13

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Liability Derivatives
Interest Rate Futures
U.S. Treasury Note 5 yr (Short)	USD	101	$12,588,703	June - 2013	$(65,862)

At April 30, 2013, the fund had liquid securities with an aggregate value of $59,255 to cover any commitments for certain derivative contracts.

See Notes to Financial Statements

26

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,294,883,406)	$1,315,359,717
Underlying affiliated funds, at cost and value	41,336,989
Total investments, at value (identified cost, $1,336,220,395)	$1,356,696,706
Cash	30,402
Receivables for
Investments sold	1,804
Fund shares sold	5,120,834
Interest	8,463,090
Other assets	6,086
Total assets	$1,370,318,922
Liabilities
Payables for
Distributions	$238,377
Daily variation margin on open futures contracts	1,243
Investments purchased	9,718,871
TBA purchase commitments	12,388,220
Fund shares reacquired	2,123,336
Payable to affiliates
Investment adviser	29,766
Shareholder servicing costs	825,756
Distribution and service fees	19,419
Program manager fees	164
Payable for independent Trustees’ compensation	6,281
Accrued expenses and other liabilities	212,579
Total liabilities	$25,564,012
Net assets	$1,344,754,910
Net assets consist of
Paid-in capital	$1,417,333,606
Unrealized appreciation (depreciation) on investments	20,410,449
Accumulated net realized gain (loss) on investments	(91,251,934)
Accumulated distributions in excess of net investment income	(1,737,211)
Net assets	$1,344,754,910
Shares of beneficial interest outstanding	219,762,691

27

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$583,224,215	95,195,961	$6.13
Class B	7,584,633	1,241,509	6.11
Class C	212,060,262	34,643,858	6.12
Class I	130,702,763	21,428,300	6.10
Class R1	616,025	100,845	6.11
Class R2	4,189,344	683,968	6.13
Class R3	8,013,837	1,309,519	6.12
Class R4	903,804	147,498	6.13
Class R5	337,605,268	55,238,905	6.11
Class 529A	35,126,207	5,734,018	6.13
Class 529B	1,848,639	302,875	6.10
Class 529C	22,879,913	3,735,435	6.13

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $6.29 [100 / 97.5 x $6.13] and $6.29 [100 / 97.5 x $6.13], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R5, and 529A.

See Notes to Financial Statements

28

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$33,656,073
Dividends from underlying affiliated funds	69,073
Total investment income	$33,725,146
Expenses
Management fee	$5,076,158
Distribution and service fees	4,091,110
Program manager fees	52,629
Shareholder servicing costs	1,560,454
Administrative services fee	179,329
Independent Trustees’ compensation	28,313
Custodian fee	181,056
Shareholder communications	170,359
Audit and tax fees	60,320
Legal fees	15,079
Miscellaneous	226,452
Total expenses	$11,641,259
Fees paid indirectly	(133)
Reduction of expenses by investment adviser and distributor	(676,059)
Net expenses	$10,965,067
Net investment income	$22,760,079
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$2,079,467
Futures contracts	(610,586)
Swap agreements	69,795
Net realized gain (loss) on investments	$1,538,676
Change in unrealized appreciation (depreciation)
Investments	$3,458,310
Futures contracts	88,340
Swap agreements	(68,808)
Net unrealized gain (loss) on investments	$3,477,842
Net realized and unrealized gain (loss) on investments	$5,016,518
Change in net assets from operations	$27,776,597

See Notes to Financial Statements

29

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 4/30
	2013	2012
Change in net assets
From operations
Net investment income	$22,760,079	$26,795,191
Net realized gain (loss) on investments	1,538,676	20,517
Net unrealized gain (loss) on investments	3,477,842	(6,637,519)
Change in net assets from operations	$27,776,597	$20,178,189
Distributions declared to shareholders
From net investment income	$(27,672,264)	$(33,864,160)
Change in net assets from fund share transactions	$103,612,059	$33,503,944
Total change in net assets	$103,716,392	$19,817,973
Net assets
At beginning of period	1,241,038,518	1,221,220,545
At end of period (including accumulated distributions in excess of net investment income of $1,737,211 and $2,060,230, respectively)	$1,344,754,910	$1,241,038,518

See Notes to Financial Statements

30

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 4/30
	2013	2012	2011		2010	2009
Net asset value, beginning of period	$6.13	$6.19	$6.23		$5.90	$6.28
Income (loss) from investment operations
Net investment income (d)	$0.12	$0.14	$0.17		$0.21	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	0.02	(0.02)	0.00	(w)	0.36	(0.34)
Total from investment operations	$0.14	$0.12	$0.17		$0.57	$(0.09)
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.18)	$(0.21)		$(0.24)	$(0.29)
Net asset value, end of period (x)	$6.13	$6.13	$6.19		$6.23	$5.90
Total return (%) (r)(s)(t)(x)	2.33	1.96	2.72		9.87	(1.41)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.85	0.85		0.84	0.82
Expenses after expense reductions (f)	0.75	0.75	0.75		0.75	0.69
Net investment income	1.92	2.34	2.75		3.39	4.26
Portfolio turnover	34	27	26		28	27
Net assets at end of period (000 omitted)	$583,224	$632,661	$702,266		$705,470	$531,374

See Notes to Financial Statements

31

Financial Highlights – continued

Class B	Years ended 4/30
	2013	2012		2011		2010	2009
Net asset value, beginning of period	$6.11	$6.18		$6.21		$5.88	$6.26
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.10		$0.13		$0.17	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	0.03 (g)	(0.04	)(g)	0.00	(w)	0.36	(0.35)
Total from investment operations	$0.10	$0.06		$0.13		$0.53	$(0.14)
Less distributions declared to shareholders
From net investment income	$(0.10)	$(0.13)		$(0.16)		$(0.20)	$(0.24)
Net asset value, end of period (x)	$6.11	$6.11		$6.18		$6.21	$5.88
Total return (%) (r)(s)(t)(x)	1.57	1.02		2.12		9.06	(2.17)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60	1.60		1.60		1.59	1.58
Expenses after expense reductions (f)	1.50	1.51		1.51		1.51	1.44
Net investment income	1.18	1.61		2.06		2.71	3.57
Portfolio turnover	34	27		26		28	27
Net assets at end of period (000 omitted)	$7,585	$10,056		$16,641		$35,642	$50,394

Class C	Years ended 4/30
	2013	2012		2011		2010	2009
Net asset value, beginning of period	$6.12	$6.19		$6.22		$5.89	$6.28
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.09		$0.12		$0.15	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	0.02	(0.03	)(g)	0.00	(w)	0.37	(0.35)
Total from investment operations	$0.09	$0.06		$0.12		$0.52	$(0.15)
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.13)		$(0.15)		$(0.19)	$(0.24)
Net asset value, end of period (x)	$6.12	$6.12		$6.19		$6.22	$5.89
Total return (%) (r)(s)(t)(x)	1.46	0.93		2.02		8.95	(2.42)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60	1.60		1.60		1.62	1.67
Expenses after expense reductions (f)	1.60	1.60		1.60		1.60	1.54
Net investment income	1.07	1.49		1.90		2.51	3.39
Portfolio turnover	34	27		26		28	27
Net assets at end of period (000 omitted)	$212,060	$224,122		$234,829		$234,584	$121,612

See Notes to Financial Statements

32

Financial Highlights – continued

Class I	Years ended 4/30
	2013	2012	2011		2010	2009
Net asset value, beginning of period	$6.11	$6.17	$6.21		$5.88	$6.26
Income (loss) from investment operations
Net investment income (d)	$0.13	$0.15	$0.18		$0.22	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	0.01 (g)	(0.02)	0.00	(w)	0.36	(0.35)
Total from investment operations	$0.14	$0.13	$0.18		$0.58	$(0.08)
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.19)	$(0.22)		$(0.25)	$(0.30)
Net asset value, end of period (x)	$6.10	$6.11	$6.17		$6.21	$5.88
Total return (%) (r)(s)(x)	2.31	2.11	2.87		10.05	(1.29)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.60	0.60	0.60		0.62	0.68
Expenses after expense reductions (f)	0.60	0.60	0.60		0.60	0.54
Net investment income	2.14	2.48	2.88		3.52	4.50
Portfolio turnover	34	27	26		28	27
Net assets at end of period (000 omitted)	$130,703	$310,572	$212,086		$147,616	$76,526

Class R1	Years ended 4/30
	2013	2012	2011		2010	2009
Net asset value, beginning of period	$6.11	$6.17	$6.21		$5.88	$6.26
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.09	$0.12		$0.16	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	0.02	(0.02)	(0.01	)(g)	0.36	(0.35)
Total from investment operations	$0.09	$0.07	$0.11		$0.52	$(0.14)
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.13)	$(0.15)		$(0.19)	$(0.24)
Net asset value, end of period (x)	$6.11	$6.11	$6.17		$6.21	$5.88
Total return (%) (r)(s)(x)	1.46	1.09	1.85		8.96	(2.27)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.60	1.60	1.60		1.62	1.67
Expenses after expense reductions (f)	1.60	1.60	1.60		1.60	1.54
Net investment income	1.08	1.51	1.93		2.57	3.45
Portfolio turnover	34	27	26		28	27
Net assets at end of period (000 omitted)	$616	$675	$963		$1,164	$1,046

See Notes to Financial Statements

33

Financial Highlights – continued

Class R2	Years ended 4/30
	2013	2012		2011		2010	2009
Net asset value, beginning of period	$6.12	$6.19		$6.23		$5.90	$6.28
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.13		$0.16		$0.19	$0.24
Net realized and unrealized gain (loss) on investments and foreign currency	0.04 (g)	(0.04	)(g)	(0.01	)(g)	0.37	(0.35)
Total from investment operations	$0.14	$0.09		$0.15		$0.56	$(0.11)
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.16)		$(0.19)		$(0.23)	$(0.27)
Net asset value, end of period (x)	$6.13	$6.12		$6.19		$6.23	$5.90
Total return (%) (r)(s)(x)	2.24	1.54		2.46		9.59	(1.66)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.10	1.10		1.10		1.12	1.17
Expenses after expense reductions (f)	1.00	1.00		1.00		1.00	0.93
Net investment income	1.67	2.10		2.51		3.16	4.05
Portfolio turnover	34	27		26		28	27
Net assets at end of period (000 omitted)	$4,189	$4,869		$6,134		$5,999	$4,983

Class R3	Years ended 4/30
	2013	2012		2011		2010	2009
Net asset value, beginning of period	$6.12	$6.19		$6.22		$5.89	$6.28
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.14		$0.16		$0.19	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	0.02	(0.04	)(g)	0.01		0.38	(0.36)
Total from investment operations	$0.13	$0.10		$0.17		$0.57	$(0.11)
Less distributions declared to shareholders
From net investment income	$(0.13)	$(0.17)		$(0.20)		$(0.24)	$(0.28)
Net asset value, end of period (x)	$6.12	$6.12		$6.19		$6.22	$5.89
Total return (%) (r)(s)(x)	2.22	1.69		2.78		9.77	(1.68)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.85	0.85		0.85		0.89	0.92
Expenses after expense reductions (f)	0.85	0.85		0.85		0.85	0.78
Net investment income	1.81	2.23		2.64		3.14	4.20
Portfolio turnover	34	27		26		28	27
Net assets at end of period (000 omitted)	$8,014	$8,109		$6,714		$5,757	$577

See Notes to Financial Statements

34

Financial Highlights – continued

Class R4	Years ended 4/30
	2013	2012	2011		2010	2009
Net asset value, beginning of period	$6.13	$6.19	$6.23		$5.90	$6.28
Income (loss) from investment operations
Net investment income (d)	$0.13	$0.15	$0.18		$0.21	$0.27
Net realized and unrealized gain (loss) on investments and foreign currency	0.02	(0.02)	0.00	(w)	0.37	(0.35)
Total from investment operations	$0.15	$0.13	$0.18		$0.58	$(0.08)
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.19)	$(0.22)		$(0.25)	$(0.30)
Net asset value, end of period (x)	$6.13	$6.13	$6.19		$6.23	$5.90
Total return (%) (r)(s)(x)	2.48	2.11	2.87		10.03	(1.26)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.60	0.60	0.60		0.63	0.68
Expenses after expense reductions (f)	0.60	0.60	0.60		0.60	0.54
Net investment income	2.06	2.49	2.88		3.37	4.44
Portfolio turnover	34	27	26		28	27
Net assets at end of period (000 omitted)	$904	$839	$855		$691	$55

Class R5	Period ended 4/30/13 (i)
Net asset value, beginning of period	$6.12
Income (loss) from investment operations
Net investment income (d)	$0.08
Net realized and unrealized gain (loss) on investments and foreign currency	0.00	(w)
Total from investment operations	$0.08
Less distributions declared to shareholders
From net investment income	$(0.09)
Net asset value, end of period (x)	$6.11
Total return (%) (r)(s)(x)	1.39	(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.53	(a)
Expenses after expense reductions (f)	0.53	(a)
Net investment income	1.99	(a)
Portfolio turnover	34
Net assets at end of period (000 omitted)	$337,605

See Notes to Financial Statements

35

Financial Highlights – continued

Class 529A	Years ended 4/30
	2013	2012		2011		2010	2009
Net asset value, beginning of period	$6.13	$6.19		$6.23		$5.90	$6.28
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.14		$0.16		$0.20	$0.25
Net realized and unrealized gain (loss) on investments and foreign currency	0.03 (g)	(0.02)		0.00	(w)	0.37	(0.35)
Total from investment operations	$0.14	$0.12		$0.16		$0.57	$(0.10)
Less distributions declared to shareholders
From net investment income	$(0.14)	$(0.18)		$(0.20)		$(0.24)	$(0.28)
Net asset value, end of period (x)	$6.13	$6.13		$6.19		$6.23	$5.90
Total return (%) (r)(s)(t)(x)	2.27	1.90		2.62		9.76	(1.60)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.95	0.95		0.95		0.97	1.11
Expenses after expense reductions (f)	0.80	0.81		0.85		0.85	0.87
Net investment income	1.85	2.27		2.64		3.28	4.10
Portfolio turnover	34	27		26		28	27
Net assets at end of period (000 omitted)	$35,126	$28,311		$22,743		$16,907	$8,852

Class 529B	Years ended 4/30
	2013	2012		2011		2010	2009
Net asset value, beginning of period	$6.10	$6.17		$6.20		$5.87	$6.25
Income (loss) from investment operations
Net investment income (d)	$0.07	$0.09		$0.12		$0.16	$0.21
Net realized and unrealized gain (loss) on investments and foreign currency	0.02	(0.03	)(g)	0.00	(w)	0.36	(0.36)
Total from investment operations	$0.09	$0.06		$0.12		$0.52	$(0.15)
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.13)		$(0.15)		$(0.19)	$(0.23)
Net asset value, end of period (x)	$6.10	$6.10		$6.17		$6.20	$5.87
Total return (%) (r)(s)(t)(x)	1.50	0.96		2.00		8.96	(2.29)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70	1.70		1.70		1.69	1.68
Expenses after expense reductions (f)	1.56	1.57		1.61		1.61	1.55
Net investment income	1.12	1.53		1.93		2.56	3.46
Portfolio turnover	34	27		26		28	27
Net assets at end of period (000 omitted)	$1,849	$1,915		$1,735		$2,008	$1,355

See Notes to Financial Statements

36

Financial Highlights – continued

Class 529C	Years ended 4/30
	2013		2012		2011		2010	2009
Net asset value, beginning of period	$6.12		$6.19		$6.23		$5.89	$6.28
Income (loss) from investment operations
Net investment income (d)	$0.06		$0.09		$0.11		$0.15	$0.20
Net realized and unrealized gain (loss) on investments and foreign currency	0.04	(g)	(0.04	)(g)	0.00	(w)	0.38	(0.36)
Total from investment operations	$0.10		$0.05		$0.11		$0.53	$(0.16)
Less distributions declared to shareholders
From net investment income	$(0.09)		$(0.12)		$(0.15)		$(0.19)	$(0.23)
Net asset value, end of period (x)	$6.13		$6.12		$6.19		$6.23	$5.89
Total return (%) (r)(s)(t)(x)	1.58		0.87		1.75		9.02	(2.52)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.70		1.70		1.70		1.72	1.78
Expenses after expense reductions (f)	1.65		1.66		1.70		1.70	1.64
Net investment income	1.01		1.43		1.79		2.43	3.34
Portfolio turnover	34		27		26		28	27
Net assets at end of period (000 omitted)	$22,880		$18,909		$16,254		$12,364	$6,256

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class inception, September 4, 2012, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

37

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Limited Maturity Fund (the fund) is a series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In January 2013, the FASB issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally

38

Notes to Financial Statements – continued

valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Swap agreements are generally valued at valuations provided by a third-party pricing service. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the

39

Notes to Financial Statements – continued

significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts. The following is a summary of the levels used as of April 30, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$1,996,389	$—	$1,996,389
Non-U.S. Sovereign Debt	—	188,005,520	—	188,005,520
Municipal Bonds	—	7,098,901	—	7,098,901
U.S. Corporate Bonds	—	553,797,969	—	553,797,969
Residential Mortgage-Backed Securities	—	51,582,767	—	51,582,767
Commercial Mortgage-Backed Securities	—	8,907,588	—	8,907,588
Asset-Backed Securities (including CDOs)	—	91,337,786	—	91,337,786
Foreign Bonds	—	412,632,797	—	412,632,797
Mutual Funds	41,336,989	—	—	41,336,989
Total Investments	$41,336,989	$1,315,359,717	$—	$1,356,696,706

Other Financial Instruments
Futures Contracts	$(65,862)	$—	$—	$(65,862)

For further information regarding security characteristics, see the Portfolio of Investments.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts and swap agreements. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

40

Notes to Financial Statements – continued

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at April 30, 2013 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Liability Derivatives
Interest Rate	Interest Rate Futures	$(65,862)

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended April 30, 2013 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements
Interest Rate	$(610,586)	$—
Credit	—	69,795
Total	$(610,586)	$69,795

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended April 30, 2013 as reported in the Statement of Operations:

Risk	Futures Contracts	Swap Agreements
Interest Rate	$88,340	$—
Credit	—	(68,808)
Total	$88,340	$(68,808)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

41

Notes to Financial Statements – continued

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been segregated to cover obligations of the fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Swap Agreements – The fund entered into swap agreements. A swap agreement is generally an exchange of cash payments, at specified intervals or upon the occurrence of specified events, between the fund and a counterparty. The net cash payments exchanged are recorded as a realized gain or loss on swap agreements in the Statement of Operations. The value of the swap agreement, which is adjusted daily and includes any related interest accruals to be paid or received by the fund, is recorded in the Statement of Assets and Liabilities. The daily change in value, including any related interest accruals to be paid or received, is recorded as unrealized appreciation or depreciation on swap agreements in the Statement of Operations. Amounts paid or received at the inception of the swap agreement are reflected as premiums paid or received in the Statement of Assets and Liabilities and are amortized using the effective interest method over the term of the agreement. A liquidation payment received or made upon early termination is recorded as a realized gain or loss on swap agreements in the Statement of Operations.

42

Notes to Financial Statements – continued

Risks related to swap agreements include the possible lack of a liquid market, unfavorable market and interest rate movements of the underlying instrument and the failure of the counterparty to perform under the terms of the agreements. To address counterparty risk, swap agreements are limited to only highly-rated counterparties. The risk is further mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

The fund entered into credit default swap agreements in order to manage its exposure to the market or certain sectors of the market, to reduce its credit risk exposure to defaults of corporate and sovereign issuers or to create exposure to corporate or sovereign issuers to which it is not otherwise exposed. In a credit default swap agreement, the protection buyer can make an upfront payment and will make a stream of payments based on a fixed percentage applied to the agreement notional amount to the protection seller in exchange for the right to receive a specified return upon the occurrence of a defined credit event on the reference obligation (which may be either a single security or a basket of securities issued by corporate or sovereign issuers) and, with respect to the rare cases where physical settlement applies, the delivery by the buyer to the seller of a defined deliverable obligation. Although agreement-specific, credit events generally consist of a combination of the following: bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default, or repudiation/moratorium, each as defined in the 2003 ISDA Credit Derivatives Definitions as amended by the relevant agreement. Restructuring is generally not applicable when the reference obligation is issued by a North American corporation and obligation acceleration, obligation default, or repudiation/moratorium are generally only applicable when the reference obligation is issued by a sovereign entity or an entity in an emerging country. Upon determination of the final price for the deliverable obligation (or upon delivery of the deliverable obligation in the case of physical settlement), the difference between the value of the deliverable obligation and the swap agreement’s notional amount is recorded as realized gain or loss on swap agreements in the Statement of Operations.

The fund’s maximum risk of loss from counterparty risk, either as the protection seller or as the protection buyer, is the fair value of the agreement. This risk is mitigated by having an ISDA Master Agreement between the fund and the counterparty providing for netting as described above and by the posting of collateral by the counterparty to the fund to cover the fund’s exposure to the counterparty under such ISDA Master Agreement.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount

43

Notes to Financial Statements – continued

is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividends received in cash are recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded when the fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA purchase commitments are held at carrying amount, which approximates fair value and are categorized as Level 2 within the fair value hierarchy disclosure. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended April 30, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

44

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to expiration of capital loss carryforwards and amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	4/30/13	4/30/12
Ordinary income (including any short-term capital gains)	$27,672,264	$33,864,160

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/13
Cost of investments	$1,346,318,613
Gross appreciation	25,138,011
Gross depreciation	(14,759,918)
Net unrealized appreciation (depreciation)	$10,378,093
Undistributed ordinary income	205,785
Capital loss carryforwards	(80,193,557)
Post-October capital loss deferral	(1,026,021)
Other temporary differences	(1,942,996)

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after April 30, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

45

Notes to Financial Statements – continued

As of April 30, 2013, the fund had capital loss carryforwards available to offset future realized gains as follows:

Pre-enactment losses which expire as follows:
4/30/14	$(16,764,678)
4/30/15	(11,871,035)
4/30/16	(12,189,538)
4/30/17	(11,740,197)
4/30/18	(9,393,942)
4/30/19	(9,431,348)
Total	$(71,390,738)

Post-enactment losses which are characterized as follows:
Short-Term	$(797,748)
Long-Term	(8,005,071)
Total	$(8,802,819)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight years after purchase. The fund’s distributions declared to shareholders as reported n the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 4/30/13 (i)	Year ended 4/30/12
Class A	$13,867,693	$19,613,119
Class B	137,692	290,431
Class C	3,154,673	4,705,336
Class I	4,890,360	7,776,640
Class R1	9,397	18,982
Class R2	95,807	144,693
Class R3	184,247	209,978
Class R4	21,052	26,175
Class R5	4,315,528	—
Class 529A	692,401	699,912
Class 529B	28,021	36,375
Class 529C	275,393	342,519
Total	$27,672,264	$33,864,160

(i)	For Class R5, the period is from inception, September 4, 2012, through the stated period end.

46

Notes to Financial Statements – continued

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through April 30, 2013, this management fee reduction amounted to $592, which is shown as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $157,519 and $5,340 for the year ended April 30, 2013, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.15%	$1,498,116
Class B	0.75%	0.25%	1.00%	0.90%	87,311
Class C	0.75%	0.25%	1.00%	1.00%	2,160,729
Class R1	0.75%	0.25%	1.00%	1.00%	6,431
Class R2	0.25%	0.25%	0.50%	0.40%	23,222
Class R3	—	0.25%	0.25%	0.25%	20,881
Class 529A	—	0.25%	0.25%	0.15%	77,367
Class 529B	0.75%	0.25%	1.00%	0.91%	18,801
Class 529C	0.75%	0.25%	1.00%	1.00%	198,252
Total Distribution and Service Fees					$4,091,110

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)

The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2013 based on each class’s average daily net assets. 0.10% of the Class A and Class 529A service fee is currently being waived under a written waiver arrangement. For the year ended April 30, 2013, this waiver amounted to $630,185 and is reflected as a reduction of total expenses in the Statement of Operations. For one year from the date of sale of Class B and Class 529B shares, assets attributable to such Class B and Class 529B shares are subject to the 0.25% annual Class B and Class 529B service fee. On assets attributable to all

47

Notes to Financial Statements – continued

other Class B and Class 529B shares, 0.15% of the Class B and Class 529B service fee is being paid by the fund and 0.10% of the Class B and Class 529B service fee is currently being waived under a written waiver agreement. For the year ended April 30, 2013, this waiver amounted to $10,375 for Class B and Class 529B shares, and is reflected as a reduction of total expenses in the Statement of Operations. 0.10% of the Class R2 distribution fee is currently being waived under a written waiver agreement. For the year ended April 30, 2013, this waiver amounted to $4,644 and is reflected as a reduction of total expenses in the Statement of Operations. These written waiver agreements will continue until modified by the fund’s Board of Trustees, but such agreements will continue at least until August 31, 2013.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2013, were as follows:

Amount
Class A	$6,954
Class B	9,097
Class C	34,967
Class 529B	107
Class 529C	496

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on August 31, 2013, unless MFD elects to extend the waiver. For the year ended April 30, 2013, this waiver amounted to $26,316 and is reflected as a reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended April 30, 2013 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended April 30, 2013, were as follows:

	Fee	Waiver
Class 529A	$30,947	$15,474
Class 529B	1,877	939
Class 529C	19,805	9,903
Total Program Manager Fees and Waivers	$52,629	$26,316

48

Notes to Financial Statements – continued

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2013, the fee was $386,020, which equated to 0.0304% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. Class R5 shares do not incur sub-accounting fees. For the year ended April 30, 2013, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $942,239.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended April 30, 2013, these costs for the fund amounted to $232,195 and are reflected in the “Shareholder servicing costs” in the Statement of Operations.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2013 was equivalent to an annual effective rate of 0.0141% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a pension expense of $172 and is included in independent Trustees’ compensation for the year ended April 30, 2013. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $6,270 at April 30, 2013, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the

49

Notes to Financial Statements – continued

funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended April 30, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $9,572 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $3,947, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On August 31, 2012, MFS purchased 16,340 shares of Class R5 for an aggregate amount of $100,000.

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$86,919,958	$85,331,345
Investments (non-U.S. Government securities)	$479,762,002	$335,918,830

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/13 (i)		Year ended 4/30/12
	Shares	Amount	Shares	Amount
Shares sold
Class A	27,796,786	$170,293,730	32,961,103	$202,404,824
Class B	492,292	3,008,299	691,496	4,240,483
Class C	8,657,142	52,997,594	9,453,271	57,983,131
Class I	24,488,550	149,433,735	25,042,639	153,281,279
Class R1	24,951	152,353	23,136	142,063
Class R2	357,204	2,187,124	255,486	1,569,482
Class R3	264,364	1,618,415	366,228	2,246,502
Class R4	18,143	111,292	37,436	229,691
Class R5	54,888,478	335,868,553	—	—
Class 529A	2,738,371	16,770,217	2,140,072	13,101,957
Class 529B	217,671	1,328,939	261,622	1,595,443
Class 529C	1,742,076	10,669,278	1,381,768	8,459,878
	121,686,028	$744,439,529	72,614,257	$445,254,733

50

Notes to Financial Statements – continued

	Year ended 4/30/13 (i)		Year ended 4/30/12
	Shares	Amount	Shares	Amount
Shares issued to shareholders in reinvestment of distributions
Class A	1,853,606	$11,358,643	2,540,299	$15,586,220
Class B	19,610	119,822	38,453	235,209
Class C	401,618	2,458,718	549,744	3,368,144
Class I	649,216	3,961,647	1,132,792	6,925,450
Class R1	1,538	9,395	3,076	18,817
Class R2	14,140	86,609	21,921	134,498
Class R3	30,094	184,198	34,264	209,836
Class R4	2,923	17,909	3,763	23,089
Class R5	705,485	4,315,528	—	—
Class 529A	112,316	688,314	113,521	696,338
Class 529B	4,522	27,592	5,870	35,846
Class 529C	44,697	273,783	55,618	341,019
	3,839,765	$23,502,158	4,499,321	$27,574,466

Shares reacquired
Class A	(37,732,675)	$(231,160,582)	(45,600,964)	$(279,793,420)
Class B	(916,878)	(5,598,641)	(1,778,414)	(10,897,200)
Class C	(11,034,867)	(67,562,803)	(11,331,065)	(69,499,188)
Class I	(54,561,331)	(333,648,528)	(9,670,036)	(59,142,630)
Class R1	(36,246)	(221,327)	(71,540)	(436,528)
Class R2	(482,471)	(2,953,630)	(472,862)	(2,904,997)
Class R3	(310,094)	(1,898,581)	(160,529)	(982,109)
Class R4	(10,469)	(63,972)	(42,389)	(260,671)
Class R5	(355,058)	(2,173,018)	—	—
Class 529A	(1,738,597)	(10,651,005)	(1,303,614)	(7,996,914)
Class 529B	(233,198)	(1,423,425)	(234,927)	(1,434,835)
Class 529C	(1,138,797)	(6,974,116)	(974,985)	(5,976,763)
	(108,550,681)	$(664,329,628)	(71,641,325)	$(439,325,255)

Net change
Class A	(8,082,283)	$(49,508,209)	(10,099,562)	$(61,802,376)
Class B	(404,976)	(2,470,520)	(1,048,465)	(6,421,508)
Class C	(1,976,107)	(12,106,491)	(1,328,050)	(8,147,913)
Class I	(29,423,565)	(180,253,146)	16,505,395	101,064,099
Class R1	(9,757)	(59,579)	(45,328)	(275,648)
Class R2	(111,127)	(679,897)	(195,455)	(1,201,017)
Class R3	(15,636)	(95,968)	239,963	1,474,229
Class R4	10,597	65,229	(1,190)	(7,891)
Class R5	55,238,905	338,011,063	—	—
Class 529A	1,112,090	6,807,526	949,979	5,801,381
Class 529B	(11,005)	(66,894)	32,565	196,454
Class 529C	647,976	3,968,945	462,401	2,824,134
	16,975,112	$103,612,059	5,472,253	$33,503,944

(i)	For Class R5, the period is from inception, September 4, 2012, through the stated period end.

51

Notes to Financial Statements – continued

Effective May 1, 2006, the sale of Class B shares of the fund have been suspended except in certain circumstances. Please see the fund’s prospectus for details.

On September 7, 2012, certain Class I shares were automatically converted to Class R5 shares. Shareholders of certain Class I shares became shareholders of Class R5 and received Class R5 shares with a total net asset value equal to their Class I shares at the time of the conversion.

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Conservative Allocation Fund, the MFS Lifetime Retirement Income Fund, the MFS Lifetime 2010 Fund, and the MFS Lifetime 2020 Fund were the owners of record of approximately 18%, 4%, 2%, and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2015 Fund was the owner of record of less than 1% of the value of outstanding voting shares of the fund.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended April 30, 2013, the fund’s commitment fee and interest expense were $7,536 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	66,878,364	352,542,189	(378,083,564)	41,336,989

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$69,073	$41,336,989

52

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of MFS Limited Maturity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Limited Maturity Fund (one of the portfolios comprising MFS Series Trust IX) (the “Fund”) as of April 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Limited Maturity Fund as of April 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 17, 2013

53

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of June 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

54

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

55

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

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Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager
James Calmas

57

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2012 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014.

58

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

59

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

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CONTACT

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ACCOUNT SERVICE AND LITERATURE

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MAILING ADDRESS

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P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

April 30, 2013

MFS® MUNICIPAL LIMITED MATURITY FUND

MTL-ANN

MFS® MUNICIPAL LIMITED MATURITY FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

As 2013 has unfolded, we have seen global growth prospects decline, while U.S. and global equities march forward. Meanwhile, historically very low yields and a broadly sideways market have produced slim bond market returns. The big stories thus far this year are Japan’s aggressive stimulus, which appears to be eliciting its desired response among consumers and businesses, and the eurozone’s debt-driven doldrums. Meanwhile, the two economic giants, China and the United States, keep chugging along deliberately, albeit at historically moderate rates of growth.

The U.S. housing recovery has coincided with a pickup in auto sales and a lift in job creation, but the U.S. sequestration’s cuts are having the effect of a driver applying the brakes at the same time as the accelerator. The result is slower than desirable growth. China, similarly, keeps moving forward, but at a slower than normal pace, held back by the eurozone recession, slower global growth, and by the new government’s efforts to shift its enormous economy to more of a consumer focus. The eurozone continues to struggle with persistent record-high unemployment and 21 straight months of manufacturing contraction. The European Central Bank’s recent interest rate cut could help, but this region will require much needed, though politically difficult, structural reforms to climb out of its deep funk.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs integrated, global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We are mindful of the many economic challenges investors face, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

June 17, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

1

PORTFOLIO COMPOSITION

Portfolio structure (i)

Top five industries (i)
General Obligations-General Purpose	11.7%
Universities-Colleges	11.0%
Healthcare Revenue-Hospitals	10.8%
Water & Sewer Utility Revenue	7.2%
State & Local Agencies	6.7%

Composition including fixed income credit quality (a)(i)
AAA	12.4%
AA	29.4%
A	34.5%
BBB	18.3%
BB	0.7%
B	0.4%
Not Rated	0.2%
Cash & Other	4.1%

Portfolio facts (i)
Average Duration (d)	3.6
Average Effective Maturity (m)	4.7 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.
(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.

Percentages are based on net assets as of 4/30/13.

The portfolio is actively managed and current holdings may be different.

2

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2013, Class A shares of the MFS Municipal Limited Maturity Fund (“fund”) provided a total return of 2.51%, at net asset value. This compares with returns of 1.54% and 2.88% for the fund’s benchmarks, the Barclays 3-Year Municipal Bond Index (“3-Year Index”) and the Barclays 5-Year Municipal Bond Index (“5-Year Index”), respectively.

Market Environment

In the months prior to the beginning of the period, the market was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions.

By the beginning of the period, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the middle of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the calendar year, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, year-end fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the U.S. budget sequester, combined with the uncertainty surrounding the Italian election results, inserted a greater degree of caution as the reporting period ended.

During the first few months of 2013, market sentiment improved markedly, as global macroeconomic indicators improved and fears of fiscal austerity in the U.S. waned. By the end of the period, however, global growth dynamics looked to be weakening again, though markets were generally unfazed, continuing their risk-on path, especially in light of continued easing by global central banks and the Bank of Japan in particular.

Over the twelve months ended April 30, 2013, municipal bond yields generally followed the direction of U.S. Treasury yields. Yields on “AAA” rated (r) municipal bonds declined throughout the first half of the period, hitting multi-generational lows in late November/early December, before rising over the second half of the period, and ending the twelve month period modestly lower. At the same time, spreads between higher quality bonds and lower quality bonds continued to decline, with “BBB” rated municipal bonds outperforming “AAA” rated municipal bonds and non-investment grade/non-rated bonds outperforming “BBB” rated municipal bonds. This reflects the strong technical backdrop over the trailing twelve months with demand for municipals

3

Management Review – continued

outstripping supply, and investors continuing their search for yield. Near the end of the period, a number of developments emerged that have the potential to shift the balance of supply and demand. Amongst the more notable were a marked decline in the pace of inflows into, and even some outflows from, municipal bond funds, and proposals to alter the tax treatment of tax-exempt income.

Factors affecting Performance

Relative to the 5-Year Index, a shorter duration (d) stance, primarily in “AAA” and “AA” rated bonds, weighed on relative performance during the reporting period. On the positive side, the fund’s greater exposure to “BBB” rated bonds aided relative returns as securities in this credit quality segment outperformed the overall benchmark. An overweight allocation to the tobacco sector, and positive security selection in the education sector, also strengthened relative performance.

Relative to the 3-Year Index, the fund’s longer duration stance benefited relative performance during the reporting period, particularly in the “AA” and “A” credit quality segments. A greater exposure to “BBB” rated bonds, and favorable security selection in the education, transportation, general obligation, and health care sectors were also positive factors for the fund’s relative results.

Respectfully,

Geoffrey Schechter

Portfolio Manager

(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value.
(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio manager only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

4

PERFORMANCE SUMMARY THROUGH 4/30/13

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

5

Performance Summary – continued

Total Returns through 4/30/13

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	3/17/92	2.51%	4.17%	3.31%	N/A
B	9/07/93	1.75%	3.40%	2.54%	N/A
C	7/01/94	1.52%	3.29%	2.43%	N/A
I	8/30/10	2.54%	N/A	N/A	3.17%
Comparative benchmarks
Barclays 3-Year Municipal Bond Index (f)		1.54%	3.39%	3.13%	N/A
Barclays 5-Year Municipal Bond Index (f)		2.88%	5.17%	4.23%	N/A
Average annual with sales charge
A With Initial Sales Charge (2.50%)		(0.05)%	3.64%	3.04%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		(2.25)%	3.05%	2.54%	N/A
C With CDSC (1% for 12 months) (x)		0.52%	3.29%	2.43%	N/A

Class I shares do not have a sales charge.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.
(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays 3-Year Municipal Bond Index – a market capitalization-weighted index that measures the performance of the medium-term (2 to 4 years) tax-exempt bond market.

Barclays 5-Year Municipal Bond Index – a market capitalization-weighted index that measures the performance of the medium-term (4 to 6 years) tax-exempt bond market.

It is not possible to invest directly in an index.

Notes to Performance Summary

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the funds share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

6

Performance Summary – continued

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

A portion of income may be subject to state, federal, and/or alternative minimum tax. Capital gains, if any, are subject to a capital gains tax.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

7

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, November 1, 2012 through April 30, 2013

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2012 through April 30, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

8

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/12	Ending Account Value 4/30/13	Expenses Paid During Period (p) 11/01/12-4/30/13
A	Actual	0.71%	$1,000.00	$1,008.69	$3.54
	Hypothetical (h)	0.71%	$1,000.00	$1,021.27	$3.56
B	Actual	1.45%	$1,000.00	$1,005.02	$7.21
	Hypothetical (h)	1.45%	$1,000.00	$1,017.60	$7.25
C	Actual	1.56%	$1,000.00	$1,004.45	$7.75
	Hypothetical (h)	1.56%	$1,000.00	$1,017.06	$7.80
I	Actual	0.56%	$1,000.00	$1,009.44	$2.79
	Hypothetical (h)	0.56%	$1,000.00	$1,022.02	$2.81

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

9

PORTFOLIO OF INVESTMENTS

4/30/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Municipal Bonds - 94.8%
Issuer	Shares/Par	Value ($)

Airport Revenue - 5.0%
Atlanta, GA, Airport Passenger Facility Charge Rev., “B”, 5%, 2018	$2,000,000	$2,363,420
Atlanta, GA, Airport Rev., “A”, AGM, 5.375%, 2015	1,000,000	1,056,970
Atlanta, GA, Airport Rev., “B”, 5%, 2018	700,000	824,747
Atlanta, GA, Airport Rev., “B”, 5%, 2020	400,000	488,140
Broward County, FL, Airport System Rev., “Q-1”, 3%, 2015	550,000	581,141
Broward County, FL, Airport System Rev., “Q-1”, 5%, 2015	1,000,000	1,106,950
Broward County, FL, Airport System Rev., “Q-1”, 4%, 2016	150,000	166,227
Broward County, FL, Airport System Rev., “Q-1”, 5%, 2016	850,000	970,505
Broward County, FL, Airport System Rev., “Q-1”, 4%, 2017	250,000	282,630
Broward County, FL, Airport System Rev., “Q-1”, 5%, 2017	700,000	821,520
Chicago, IL, O’Hare International Airport Rev., “B”, 4%, 2015	11,850,000	12,520,947
Chicago, IL, O’Hare International Airport Rev., “B”, 4%, 2016	7,460,000	8,044,118
Cleveland, OH, Airport System Rev., “A”, AMBAC, 5.25%, 2017	1,000,000	1,144,620
Dallas Fort Worth, TX, International Airport Rev., “A”, AMBAC, 6%, 2013	1,000,000	1,027,530
Dallas Fort Worth, TX, International Airport Rev., “F”, 5%, 2014	600,000	639,774
Dallas Fort Worth, TX, International Airport Rev., “F”, 4%, 2015	300,000	322,890
Dallas Fort Worth, TX, International Airport Rev., “F”, 4%, 2018	5,415,000	6,111,152
Denver, CO, City & County Airport Systems Rev., “A”, 5%, 2016	1,000,000	1,139,270
Denver, CO, City & County Airport Systems Rev., “A”, 4%, 2017	1,250,000	1,402,800
Houston, TX, Airport System Rev., “B”, 5%, 2020	1,000,000	1,226,130
Houston, TX, Airport System Rev., Subordinate Lien, “A”, 5%, 2016	1,020,000	1,142,900
Metropolitan Nashville, TN, Airport Authority Rev., “A”, ASSD GTY, 4.5%, 2014	1,500,000	1,570,440
Metropolitan Nashville, TN, Airport Authority Rev., “B”, AGM, 4%, 2015	1,500,000	1,592,295
Miami-Dade County, FL, Aviation Rev., “A”, 5%, 2018	2,000,000	2,362,480
Miami-Dade County, FL, Aviation Rev., “A”, 5%, 2019	1,875,000	2,237,981
Miami-Dade County, FL, Aviation Rev., “A”, 5%, 2020	1,750,000	2,109,923
Miami-Dade County, FL, Aviation Rev., “A”, 5%, 2022	1,985,000	2,408,103
New York, NY, Industrial Development Agency (Terminal One Group Assn.), 5.5%, 2014	1,000,000	1,030,780
Philadelphia, PA, Airport Rev., “B”, AGM, 5%, 2016	1,265,000	1,420,709
Portland, ME, General Airport Rev., 4%, 2018	440,000	488,642
Portland, ME, General Airport Rev., 4%, 2020	200,000	222,466
Portland, ME, General Airport Rev., 5%, 2022	300,000	353,793

10

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Airport Revenue - continued
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 2020	$500,000	$602,565
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 2022	1,100,000	1,339,976
San Diego County, CA, Regional Airport Authority Rev., “B”, 5%, 2023	1,400,000	1,710,898
San Francisco, CA, City & County Airports Commission, International Airport Rev., “D”, 5%, 2025	1,000,000	1,195,330

		$64,030,762
General Obligations - General Purpose - 11.6%
Bergen County, NJ, “A”, 3.25%, 2013	$2,475,000	$2,512,051
California Economic Recovery, “B”, 5%, 2023 (b)	1,500,000	1,580,925
Chandler, AZ, 5%, 2022	1,000,000	1,180,260
Commonwealth of Massachusetts Consolidated Loan, “A”, 5%, 2015 (c)	2,500,000	2,714,975
Commonwealth of Massachusetts Consolidated Loan, “A”, 5%, 2016	1,000,000	1,084,070
Commonwealth of Massachusetts Consolidated Loan, “C”, 5%, 2015 (c)	5,000,000	5,542,200
Commonwealth of Massachusetts, “D”, FRN, 0.61%, 2018	1,500,000	1,501,815
Commonwealth of Pennsylvania, AGM, 5%, 2014	2,000,000	2,125,020
Commonwealth of Puerto Rico, “A”, NATL, 5.5%, 2020	2,820,000	2,990,836
Commonwealth of Puerto Rico, Public Improvement, “A”, 4.75%, 2018	1,870,000	1,943,566
Commonwealth of Virginia, “B”, 4%, 2023	5,000,000	6,035,200
Corpus Christi, TX, General Improvement, ASSD GTY, 4%, 2017	2,000,000	2,243,180
Detroit, MI, District Aid, 5%, 2014	3,000,000	3,158,700
Durham County, NC, 5%, 2019	1,000,000	1,243,970
Fulton County, GA, “A”, 3%, 2017	2,515,000	2,747,461
Henry County, GA, 5%, 2014	1,080,000	1,139,443
Honolulu, HI, City & County Department of Finance, “B”, AGM, 5.5%, 2013	4,000,000	4,034,480
Mecklenburg County, NC, “A”, 5%, 2013	1,115,000	1,128,157
Mecklenburg County, NC, “A”, 5%, 2021	5,000,000	6,454,750
Mecklenburg County, NC, “A”, 5%, 2022	5,000,000	6,504,000
Metropolitan Government of Nashville & Davidson County, TN, “A”, 4%, 2017	4,000,000	4,535,080
Montgomery County, MD, “A”, 5%, 2013	4,000,000	4,095,840
New Orleans, LA, 5%, 2019	4,000,000	4,698,400
New York, NY, “F”, 5%, 2013	2,985,000	3,020,283
New York, NY, “F”, ETM, 5%, 2013 (c)	1,015,000	1,027,048
New York, NY, “J-4”, FRN, 0.77%, 2025	1,035,000	1,035,000

11

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
General Obligations - General Purpose - continued
Philadelphia, PA, Redevelopment Authority Rev. (Transformation Initiative), 3%, 2014	$950,000	$968,734
Philadelphia, PA, Redevelopment Authority Rev. (Transformation Initiative), 5%, 2014	705,000	732,213
Philadelphia, PA, Redevelopment Authority Rev. (Transformation Initiative), 3%, 2015	1,000,000	1,037,930
Philadelphia, PA, Redevelopment Authority Rev. (Transformation Initiative), 5%, 2015	730,000	785,801
Pittsburgh, PA, “A-1”, 5%, 2013	1,000,000	1,014,310
Pittsburgh, PA, “N”, AGM, 5.25%, 2015	1,000,000	1,100,950
Providence, RI , “A”, 5%, 2020	1,625,000	1,874,129
Providence, RI , “A”, 5%, 2021	1,000,000	1,158,150
Seattle, WA, 5%, 2016	3,780,000	4,264,407
Shelby County, TN, Public Improvement & School, “B”, 5%, 2018	1,100,000	1,318,526
State of California, 5%, 2017	7,000,000	8,115,100
State of Hawaii, “EA”, 5%, 2022	2,500,000	3,121,950
State of Illinois, AGM, 5%, 2015	2,000,000	2,132,820
State of Illinois, AGM, 5%, 2016	2,750,000	3,020,573
State of Maryland, “C”, 4%, 2015	1,000,000	1,090,310
State of Minnesota, “H”, 5%, 2016	3,000,000	3,464,820
State of Minnesota, “H”, 5%, 2017	2,600,000	3,095,066
State of North Carolina, “A”, 5%, 2017	3,500,000	4,090,555
State of North Carolina, “C”, 4%, 2021	6,865,000	8,204,773
State of Utah, “C”, 5%, 2015	3,000,000	3,301,440
State of Washington, “A”, AGM, 5%, 2019	9,025,000	9,933,908
Tarrant County, TX, 5%, 2018	2,770,000	3,339,401
Washington, MD, Suburban Sanitation District, 5%, 2013	2,450,000	2,459,359
Will County, IL, Forest Preservation District, 5%, 2019	1,250,000	1,520,188
Yakima County, WA, “A”, AGM, 4%, 2017	2,300,000	2,606,866

		$150,028,989
General Obligations - Schools - 3.5%
Bastrop, TX, Independent School District, Capital Appreciation, “N”, PSF, 0%, 2020	$1,000,000	$796,950
Beaufort County, SC, School District, “B”, 5%, 2017	2,500,000	2,908,400
Clark County, NV, School District, 5%, 2017	2,845,000	3,314,084
Clovis, CA, Unified School District (Election of 2004), Capital Appreciation, “A”, 0%, 2025	3,695,000	2,358,629
Dallas, TX, Independent School District, PSF, 4%, 2015	2,000,000	2,131,140
Dallas, TX, Independent School District, PSF, 5%, 2015	2,500,000	2,708,350
Dallas, TX, Independent School District, PSF, 5.25%, 2018	795,000	959,859
Ennis, TX, Independent School District, Capital Appreciation, “N”, PSF, 0%, 2021	2,865,000	2,129,927

12

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
General Obligations - Schools - continued
Houston, TX, Independent School District, AGM, 5%, 2015	$1,120,000	$1,227,274
Kane, Cook & DuPage Counties, IL, School District Rev., Capital Appreciation, 0%, 2021	7,445,000	6,066,782
Klein, TX, Independent School District, “A”, PSF, 5%, 2021	1,000,000	1,185,300
Los Angeles, CA, Community College District, “E”, AGM, 5%, 2022	1,000,000	1,146,030
Mt. San Antonio, CA, Community College District, Capital Appreciation, 0%, 2015	3,170,000	3,129,868
Pflugerville, TX, Independent School District, PSF, 5%, 2024	1,000,000	1,135,350
Plano, TX, Independent School District, “A”, 5%, 2017	1,000,000	1,159,040
Reading, PA, School District, “A”, 5%, 2019	6,230,000	7,117,588
Richland County, SC, School District No. 1, 4%, 2019	1,270,000	1,476,553
San Marcos, TX, Consolidated Independent School District, PSF, 5.25%, 2014 (c)	1,000,000	1,062,340
Shelby County, TN, Public Improvement & Schools, “A”, AGM, 5%, 2014	1,500,000	1,559,520
Twin Rivers, CA, Unified School District, Capital Appreciation, 0%, 2014	750,000	741,128
Washington County, OR, School District, AGM, 5.25%, 2018	1,000,000	1,200,950

		$45,515,062
Healthcare Revenue - Hospitals - 10.7%
Allegheny County, PA, Hospital Development Authority Rev. (University of Pittsburgh Medical Center), 4%, 2014	$1,000,000	$1,046,960
Allegheny County, PA, Hospital Development Authority Rev. (University of Pittsburgh Medical Center), “A1”, FRN, 0.92%, 2021	2,415,000	2,401,524
Allegheny County, PA, Hospital Development Authority Rev. (University of Pittsburgh Medical Center), “F”, FRN, 1.27%, 2038	2,500,000	2,501,625
Arizona Health Facilities Authority Rev. (Phoenix Children’s Hospital), “A-1”, FRN, 2.07%, 2048	3,000,000	3,051,690
Berks County, PA, Municipal Authority Rev. (Reading Hospital & Medical Center), “A-3”, 5%, 2015	1,000,000	1,108,510
Birmingham, AL, Special Care Facilities Financing Rev. (Baptist Health Systems, Inc.), “A”, 5%, 2014	2,000,000	2,107,580
Burleigh County, ND, Health Care Rev. (Alexius Medical Center Project), “A”, 3%, 2017	1,335,000	1,374,529
Burleigh County, ND, Health Care Rev. (Alexius Medical Center Project), “A”, 3%, 2018	1,180,000	1,214,727
Butler County, PA, Hospital Authority Rev. (Butler Health System), 5.375%, 2017	1,465,000	1,642,119
California Health Facilities Financing Authority Rev. (Catholic Healthcare West), “I”, 4.95%, 2026 (b)	3,000,000	3,153,630

13

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
California Health Facilities Financing Authority Rev. (Memorial Health Services), “A”, 4%, 2016	$570,000	$631,252
California Health Facilities Financing Authority Rev. (Memorial Health Services), “A”, 4%, 2017	1,100,000	1,244,078
California Statewide Communities Development Authority Rev. (Kaiser Permanente), “A”, 5%, 2014	1,500,000	1,559,310
California Statewide Communities Development Authority Rev. (Kaiser Permanente), “C”, 5%, 2029 (b)	1,500,000	1,742,685
Clackamas County, OR, Hospital Facility Authority Rev. (Legacy Health System), “C”, 5%, 2037 (b)	1,000,000	1,044,140
Colorado Health Facilities Authority Rev. (National Jewish Health Project), 4%, 2014	350,000	355,565
Colorado Health Facilities Authority Rev. (National Jewish Health Project), 4%, 2015	500,000	517,660
Dauphin County, PA, General Authority Health System Rev. (Pinnacle Health System), “A”, 5.25%, 2017	1,500,000	1,700,040
East Alabama Healthcare Authority Rev., Health Care Facilities, “B”, 4.75%, 2013	1,400,000	1,417,024
Harris County, TX, Cultural Education Facilities Finance Corp. Rev. (Methodist Hospital System), “B-2”, 5%, 2041 (b)	2,500,000	2,508,375
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Rev. (Baylor College Medicine), “D”, 5%, 2016	750,000	845,528
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Rev. (Baylor College Medicine), “D”, 5%, 2018	470,000	547,522
Harris County, TX, Cultural Education Facilities Finance Corp., Medical Facilities Rev. (Baylor College Medicine), “D”, 5%, 2019	600,000	692,478
Illinois Development Finance Authority Rev. (Provena Health), “A”, NATL, 5.75%, 2014	1,500,000	1,505,070
Illinois Finance Authority Rev. (Central DuPage Health), 5%, 2014	1,820,000	1,932,494
Illinois Finance Authority Rev. (OSF Healthcare System), “A”, 4%, 2014	600,000	618,396
Illinois Finance Authority Rev. (OSF Healthcare System), “A”, 5%, 2014	500,000	536,085
Illinois Finance Authority Rev. (OSF Healthcare System), “A”, 5%, 2015	500,000	536,085
Illinois Finance Authority Rev. (Resurrection Health), 5.25%, 2015	2,195,000	2,349,616
Illinois Finance Authority Rev. (Silver Cross Hospital & Medical Centers), 6.75%, 2021	1,590,000	1,950,501
Iowa Finance Authority, Health Care Facilities Rev. (Genesis Health System), 5%, 2017	3,000,000	3,429,810
Kentucky Economic Development Finance Authority Rev. (Baptist Healthcare System), “A”, 5%, 2018	1,000,000	1,149,670

14

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Kentucky Economic Development Finance Authority, Hospital Facilities Rev. (Owensboro Medical Health System), “A”, 5%, 2016	$2,000,000	$2,207,220
Knox County, IN, Economic Development Rev. (Good Samaritan Hospital), “A”, 4%, 2018	515,000	564,713
Knox County, IN, Economic Development Rev. (Good Samaritan Hospital), “A”, 3%, 2019	525,000	535,563
Knox County, IN, Economic Development Rev. (Good Samaritan Hospital), “A”, 5%, 2020	1,690,000	1,910,765
Knox County, TN, Health, Educational, Hospital & Housing Facilities Board Rev. (Fort Sanders), NATL, 5.75%, 2014	4,800,000	4,970,016
Lubbock, TX, Health Facilities Development Rev. (St. Joseph Health System), “A”, 1.125%, 2030 (b)	6,000,000	5,982,780
Lufkin, TX, Health Facilities Development Corp.,Health Systems Rev.(Memorial Health Systems of East Texas), 5.5%, 2019	320,000	362,717
Lycoming County, PA, Authority Health System Rev. (Susquehanna Health System), “A”, 5%, 2016	3,195,000	3,514,979
Massachusetts Development Finance Agency Rev. (Partners Healthcare), “K-4”, 3%, 2035 (b)	2,000,000	2,108,900
Massachusetts Health & Educational Facilities Authority Rev. (Baystate Medical Center), “K”, 5%, 2039 (b)	1,000,000	1,066,410
Miami Beach, FL, Health Facilities Authority Rev. (Mount Sinai Medical Center), 6.75%, 2021	5,745,000	6,192,248
Michigan Hospital Finance Authority Rev. (Ascension Health Senior Credit Group), “F-4”, 1.95%, 2047 (b)	6,000,000	6,097,380
Michigan Hospital Finance Authority Rev. (Ascension Health Subordinate Credit Group), “A-4”, 1.625%, 2027 (b)	3,000,000	3,013,860
Michigan Hospital Finance Authority Rev. (Henry Ford Health System), 4%, 2014	2,000,000	2,090,760
Michigan Hospital Finance Authority Rev. (McLaren Health Care Corp.), 5%, 2013	500,000	500,850
Monroe County, PA, Hospital Authority Rev. (Pocono Medical Center), “A”, 5%, 2023	1,225,000	1,414,642
Montgomery County, OH, Rev. (Catholic Healthcare Initiatives), 5.25%, 2038 (b)	1,000,000	1,026,050
Nassau County, NY, Local Economic Assistance Corp. Rev. (Winthrop-University Hospital Association Project), 3%, 2013	1,540,000	1,545,082
Nassau County, NY, Local Economic Assistance Corp. Rev. (Winthrop-University Hospital Association Project), 4%, 2015	500,000	528,890
New Hampshire Health & Education Facilities Authority Rev. (Concord Hospital), 5%, 2013	750,000	750,000
New Hampshire Health & Education Facilities Authority Rev. (Covenant Health), 5%, 2014	295,000	296,121

15

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
New Jersey Health Care Facilities, Financing Authority Rev. (Holy Name Medical Center), 5%, 2016	$1,000,000	$1,083,750
New Jersey Health Care Facilities, Financing Authority Rev. (St. Barnabas Health), “A”, 4%, 2015	935,000	987,379
New Jersey Health Care Facilities, Financing Authority Rev. (St. Barnabas Health), “A”, 5%, 2016	865,000	958,680
New Jersey Health Care Facilities, Financing Authority Rev. (St. Barnabas Health), “A”, 5%, 2017	700,000	793,310
New York Dormitory Authority Rev. (Bronx-Lebanon Hospital Center), 6.25%, 2022	1,000,000	1,043,750
New York Dormitory Authority Rev., Non-State Supported Debt (Mount Sinai Hospital), “A”, 5%, 2018	1,000,000	1,176,440
New York Dormitory Authority Rev., Non-State Supported Debt (North Shore Long Island Jewish Health Care, Inc.), “A”, 5%, 2015	2,000,000	2,169,620
New York Dormitory Authority Rev., Non-State Supported Debt (North Shore Long Island Jewish Health Care, Inc.), “A”, 5%, 2016	1,000,000	1,117,080
New York Dormitory Authority Rev., Non-State Supported Debt (North Shore Long Island Jewish Health Care, Inc.), “A”, 5%, 2017	1,500,000	1,716,615
North Carolina Medical Care Commission, Health Care Facilities Rev. (Wake Forest Baptist Obligated Group), “C”, FRN, 0.92%, 2033	3,000,000	3,003,570
Ohio Higher Educational Facility Rev. (University Hospital), “A”, 5%, 2016	620,000	669,042
Ohio Higher Educational Facility Rev. (University Hospital), “A”, 5.2%, 2017	620,000	671,144
Oklahoma Development Finance Authority Health System Rev. (Integris Baptist Medical Center), 5%, 2013	500,000	506,705
Palm Beach County, FL, Health Facilities Authority Hospital Rev. (Jupiter Medical Center, Inc., Project), “A”, 4%, 2015	1,135,000	1,207,958
Palm Beach County, FL, Health Facilities Authority Hospital Rev. (Jupiter Medical Center, Inc., Project), “A”, 4%, 2016	1,030,000	1,112,956
Skagit County, WA, Public Hospital District No. 001 Rev. (Skagit Valley Hospital), 5.375%, 2022	870,000	933,179
South Miami, FL, Health Facilities Baptist Authority Hospital Rev. (Baptist Health South Florida Group), 5%, 2021	290,000	332,079
Southcentral, PA, General Authority Hospital Rev. (Hanover Hospital, Inc.), 5%, 2018	1,330,000	1,503,565
Sullivan County, TN, Health Educational & Housing Facilities Board Rev. (Wellmont Health System), RADIAN, 5%, 2016	1,000,000	1,011,340
Tarrant County, TX, Cultural Education Facilities Finance Corp. Hospital Rev. (Scott & White Healthcare Project), “A”, 5%, 2018	500,000	594,435

16

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Hospitals - continued
Tarrant County, TX, Cultural Education Facilities Finance Corp. Hospital Rev. (Scott & White Healthcare Project), “A”, 5%, 2022	$1,160,000	$1,421,510
Tarrant County, TX, Cultural Education Facilities Finance Corp. Rev. (Texas Health Resources), 5%, 2019	500,000	568,075
Tyler, TX, Health Facilities Development Corp. (Mother Frances Hospital), 5%, 2021	2,500,000	2,924,525
Washington County, VA, Hospital Facilities Industrial Development Authority Rev. (Mountain States Health Alliance), “C”, 7.25%, 2019	1,335,000	1,519,751
Washington Health Care Facilities Authority Rev. (Central Washington Health), 6%, 2015	1,900,000	2,087,511
Washington Health Care Facilities Authority Rev. (Providence Health & Services), “B”, 5%, 2042 (b)	1,000,000	1,195,260
Wisconsin Health & Educational Facilities Authority Rev. (Aurora Healthcare, Inc.), “A”, 5%, 2022	6,000,000	7,066,740
Wisconsin Health & Educational Facilities Authority Rev. (Fort Healthcare, Inc.), 5.25%, 2013	645,000	645,000
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5%, 2014	1,100,000	1,162,062
Wisconsin Health & Educational Facilities Authority Rev. (Wheaton Franciscan Healthcare), 5.25%, 2018	1,500,000	1,706,955

		$137,986,210
Healthcare Revenue - Long Term Care - 1.1%
California Statewide Communities Development Authority Rev. (American Baptist Homes of the West), “B-3”, 2.1%, 2019	$2,250,000	$2,250,923
Colorado Health Facilities Authority Rev. (Evangelical Lutheran Good Samaritan Society), “B”, 5%, 2039 (b)	1,000,000	1,055,490
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 2.15%, 2014	275,000	275,028
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 2.4%, 2015	300,000	300,057
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 2.7%, 2016	375,000	375,431
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 2.95%, 2017	940,000	945,339
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 3.2%, 2018	1,405,000	1,407,585
Illinois Finance Authority Rev. (Franciscan Communities, Inc.), “A”, 4%, 2023	1,000,000	994,270
Pell City, AL, Special Care Facilities, Financing Authority Rev. (Noland Health Services, Inc.), 4%, 2016	1,810,000	1,965,063
Tarrant County, TX, Cultural Education Facilities Finance Corp. (Buckner Retirement), 5%, 2016	500,000	548,950

17

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Healthcare Revenue - Long Term Care - continued
Tarrant County, TX, Cultural Education Facilities Finance Corp. Retirement Facility (Air Force Village Foundation, Inc.), 5.75%, 2019	$850,000	$945,608
Washington Housing Finance Commission Nonprofit Housing Rev. (Emerald Heights Project), 3%, 2017	1,030,000	1,071,746
Washington Housing Finance Commission Nonprofit Housing Rev. (Emerald Heights Project), 5%, 2020	1,175,000	1,355,645
Westchester County, NY, Local Development Corp. Rev. (Kendal on Hudson Project), 2%, 2014	150,000	150,678
Westchester County, NY, Local Development Corp. Rev. (Kendal on Hudson Project), 2%, 2015	250,000	251,878
Westchester County, NY, Local Development Corp. Rev. (Kendal on Hudson Project), 2%, 2016	450,000	452,093

		$14,345,784
Human Services - 0.3%
Delaware County, PA, Authority Rev. (Elwyn Inc.), 4%, 2018	$1,795,000	$1,884,499
New York Dormitory Authority Rev. (NYSARC, Inc.), “A”, 5%, 2015	1,500,000	1,588,125

		$3,472,624
Industrial Revenue - Chemicals - 0.1%
Michigan Strategic Fund Ltd. Obligation Rev. (Dow Chemical Co.), 6.25%, 2014	$1,000,000	$1,058,470

Industrial Revenue - Environmental Services - 1.1%
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Republic Services, Inc.), “B”, 5.25%, 2023 (b)	$135,000	$153,529
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Republic Services, Inc.), “C”, 5.25%, 2023 (b)	3,045,000	3,462,926
California Pollution Control Financing Authority, Solid Waste Disposal Rev. (Waste Management, Inc.), “A-1”, 1.875%, 2025 (b)	2,000,000	2,036,140
Director of the State of Nevada Department of Business & Industry Rev. (Republic Services, Inc.), 5.625%, 2026 (b)	1,950,000	2,256,989
Gilliam County, OR, Solid Waste Disposal Rev. (Waste Management Project), “A” (b)	1,000,000	1,000,000
Michigan Solid Waste Disposal Rev. (Waste Management, Inc.), 4.5%, 2013	1,000,000	1,021,280
New Jersey Economic Development Authority (Waste Management, Inc.), “A”, 5.3%, 2015 (b)	1,000,000	1,047,520
Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Rev. (Waste Management, Inc.), 2.75%, 2013	1,000,000	1,008,080

18

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Industrial Revenue - Environmental Services - continued
Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Rev. (Waste Management, Inc.), 1.75%, 2033 (b)	$2,000,000	$2,040,120

		$14,026,584
Industrial Revenue - Other - 0.8%
Pennsylvania Economic Development Financing Authority, Exempt Facilities Rev. (Amtrak Project), “A”, 3%, 2018	$265,000	$279,005
Pennsylvania Economic Development Financing Authority, Exempt Facilities Rev. (Amtrak Project), “A”, 5%, 2019	1,325,000	1,557,140
St. Charles Parish, LA, Gulf Zone Opportunity Zone Rev. (Valero Energy Corp.), 4%, 2040 (b)	3,280,000	3,615,642
Valdez, AK, Marine Terminal Rev. (BP Pipelines Project), “B”, 5%, 2021	4,000,000	4,857,840

		$10,309,627
Industrial Revenue - Paper - 0.1%
Bucksport, ME, Solid Waste Disposal Rev. (International Paper), “A”, 4%, 2014	$1,000,000	$1,023,650
Courtland, AL, Industrial Development Board Environmental Improvement Rev. (International Paper Co.), “A”, 5%, 2013	750,000	766,230

		$1,789,880
Miscellaneous Revenue - Entertainment & Tourism - 0.4%
Brooklyn, NY, Arena Local Development Corp. (Barclays Center Project), 5.75%, 2015	$1,075,000	$1,162,279
Louisiana Stadium & Exposition District Rev., “A”, 5%, 2020	335,000	402,972
Louisiana Stadium & Exposition District Rev., “A”, 5%, 2021	420,000	507,053
Louisiana Stadium & Exposition District Rev., “A”, 5%, 2022	250,000	301,338
Louisiana Stadium & Exposition District Rev., “A”, 5%, 2023	1,175,000	1,424,182
Louisiana Stadium & Exposition District Rev., “A”, 5%, 2024	730,000	874,000

		$4,671,824
Miscellaneous Revenue - Other - 2.6%
Austin, TX, Convention Center (Convention Enterprises, Inc.), “A”, SYNCORA, 5.25%, 2019	$1,000,000	$1,102,610
Florida Citizens Property Insurance Corp., “A-1”, 5%, 2019	4,000,000	4,792,320
Florida Citizens Property Insurance Corp., “A-1”, 5%, 2020	1,435,000	1,734,614
Harris County, TX, Cultural Education Facilities Finance Corp. Rev. (YMCA Greater Houston Area), “A”, 5%, 2016	360,000	395,132
Harris County, TX, Cultural Education Facilities Finance Corp. Rev. (YMCA Greater Houston Area), “A”, 5%, 2017	400,000	447,260
Harris County, TX, Cultural Education Facilities Finance Corp. Rev. (YMCA Greater Houston Area), “A”, 5%, 2018	430,000	487,981

19

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Miscellaneous Revenue - Other - continued
Indiana Finance Authority Rev. (Ohio River Bridges East End Crossing Project), “B”, 5%, 2019	$5,000,000	$5,558,700
Los Angeles, CA, Regional Airports Improvement Corp., Facilities Lease Rev. (LAXFUEL Corp.), 5%, 2015	1,105,000	1,181,798
Los Angeles, CA, Regional Airports Improvement Corp., Facilities Lease Rev. (LAXFUEL Corp.), 5%, 2017	350,000	395,745
Los Angeles, CA, Regional Airports Improvement Corp., Facilities Lease Rev. (LAXFUEL Corp.), ASSD GTY, 5%, 2018	2,450,000	2,595,114
Los Angeles, CA, Regional Airports Improvement Corp., Facilities Lease Rev. (LAXFUEL Corp.), 5%, 2018	310,000	356,702
Los Angeles, CA, Regional Airports Improvement Corp., Facilities Lease Rev. (LAXFUEL Corp.), ASSD GTY, 5%, 2019	2,575,000	2,719,200
Los Angeles, CA, Regional Airports Improvement Corp., Facilities Lease Rev. (LAXFUEL Corp.), ASSD GTY, 5%, 2020	2,705,000	2,851,909
New York City, NY, Trust for Cultural Resources Rev. (Museum of Modern Art), “1A”, 5%, 2017	2,000,000	2,354,780
Oklahoma Industries Authority Rev. (Oklahoma Medical Research Foundation), 4.75%, 2014	1,060,000	1,096,994
Pennsylvania Industrial Development Authority Rev. (Economic Development), 5%, 2016	2,000,000	2,248,300
Wisconsin Public Finance Authority, Airport Facilities Rev. (Transportation Infrastructure Properties LLC), “B”, 5%, 2022	3,000,000	3,312,810

		$33,631,969
Multi-Family Housing Revenue - 1.2%
Boston, MA, Housing Authority Capital Program Rev., AGM, 5%, 2015	$1,750,000	$1,848,613
Boston, MA, Housing Authority Capital Program Rev., AGM, 5%, 2017	1,770,000	1,952,629
Massachusetts Housing Finance Agency, Rental Housing Rev., “A”, AGM, 5.05%, 2018	2,000,000	2,010,340
Michigan Housing Development Authority Rev. (Parkway Meadows Project), 4.2%, 2018	6,180,000	6,315,775
New York, NY, Housing Development Corp., Multi-Family Housing Rev., “L-2”, 2%, 2045 (b)	3,000,000	3,003,930

		$15,131,287
Port Revenue - 0.8%
Alameda, CA, Corridor Transportation Authority Rev., “A”, 5%, 2023	$2,165,000	$2,694,343
Delaware River Port Authority, Pennsylvania & New Jersey Refunding (Port District Project), 5%, 2018	1,230,000	1,397,046
Louisiana Offshore Terminal Authority Deepwater Port Rev. (LOOP LLC Project), 1.375%, 2037 (b)	2,115,000	2,132,280

20

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Port Revenue - continued
Louisiana Offshore Terminal Authority Deepwater Port Rev. (LOOP LLC Project), “B-1”, 1.875%, 2040 (b)	$2,000,000	$2,012,260
Port of Seattle, WA, Rev., “B”, 3%, 2015	2,285,000	2,391,892

		$10,627,821
Sales & Excise Tax Revenue - 2.5%
Contra Costa, CA, Transportation Authority Sales Tax Rev., FRN, 0.503%, 2034 (b)	$2,500,000	$2,506,625
Guam Government Business Privilege Tax Rev., “C”, 5%, 2016	955,000	1,091,584
Guam Government Business Privilege Tax Rev., “C”, 5%, 2017	1,080,000	1,264,712
Guam Government Business Privilege Tax Rev., “C”, 5%, 2018	1,170,000	1,393,505
Illinois Sales Tax Rev., “B”, 3%, 2014	5,000,000	5,150,950
Massachusetts School Building Authority, Dedicated Sales Tax Rev., “B”, 5%, 2017	3,500,000	4,138,820
Metropolitan Pier & Exposition Authority, Dedicated State Tax Rev. Capital Appreciation, NATL, 0%, 2018	7,090,000	6,521,595
Miami-Dade County, FL, Transit Sales Surtax Rev., AGM, 5%, 2017	1,500,000	1,736,610
Nassau County, NY, Interim Finance Authority Sales Tax, “A”, 4%, 2017	4,350,000	4,970,615
Nassau County, NY, Interim Finance Authority Sales Tax, “A”, 4%, 2018	2,275,000	2,649,488
Nassau County, NY, Interim Finance Authority Sales Tax, “A”, 4%, 2019	600,000	703,614

		$32,128,118
Single Family Housing - State - 1.6%
California Housing Finance Agency Rev. (Home Mortgage), “E”, FGIC, 5%, 2014	$715,000	$716,859
California Housing Finance Agency Rev. (Home Mortgage), “G”, 4.95%, 2023	3,100,000	3,178,492
California Housing Finance Agency Rev. (Home Mortgage), “K”, 4.55%, 2021	1,490,000	1,514,511
Colorado Housing & Finance Authority Rev., Single Family Program, “I”, 3.1%, 2013	2,475,000	2,486,979
Maryland Department of Housing & Community Development, “A”, 3.875%, 2016	1,575,000	1,664,271
Missouri Housing Development Commission, Single Family Mortgage Rev. (Home Loan Program), “B”, GNMA, 6.05%, 2037	160,000	172,018
New York Housing Finance Agency Rev., “E”, 1.1%, 2016	3,000,000	3,000,750
South Dakota Housing Development Authority, “B”, 2.7%, 2014	3,000,000	3,039,570
Virginia Housing Development Authority, Commonwealth Mortgage, “A-5”, 4.4%, 2015	230,000	235,246

21

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Single Family Housing - State - continued
Virginia Housing Development Authority, Commonwealth Mortgage, “A-5”, 4.4%, 2015	$295,000	$303,570
West Virginia Housing Development Fund, “B”, 1.6%, 2014	2,000,000	2,009,140
West Virginia Housing Development Fund, “B”, 2%, 2015	1,085,000	1,095,622
West Virginia Housing Development Fund, “B”, 2.1%, 2015	1,750,000	1,771,315

		$21,188,343
Solid Waste Revenue - 0.1%
Maryland Industrial Development Financing Authority, Solid Waste Disposal, (Synagro-Baltimore), “A”, 5.25%, 2013	$750,000	$761,745

State & Agency - Other - 1.1%
Kentucky Property & Buildings Commission Rev. (Project Number 100), “A”, 5%, 2020	$5,000,000	$6,173,750
New York Dormitory Authority Rev., State Supported Debt (Mental Health Services Facilities), “A”, 3.5%, 2013	3,365,000	3,395,554
New York Dormitory Authority Rev., State Supported Debt (Mental Health Services Facilities), “A”, ETM, 3.5%, 2013 (c)	10,000	10,092
Puerto Rico Government Development Bank, “B”, 5%, 2014	2,500,000	2,617,475
Puerto Rico Infrastructure Financing Authority, Special Tax Rev., “C”, AMBAC, 5.5%, 2015	1,665,000	1,753,195

		$13,950,066
State & Local Agencies - 6.6%
Alabama Building Renovation Finance Authority Rev., 4%, 2017	$1,815,000	$2,023,798
Alabama Building Renovation Finance Authority Rev., 4%, 2018	1,000,000	1,131,920
Alabama Building Renovation Finance Authority Rev., 4%, 2019	1,615,000	1,860,997
Alabama Public School & College Authority, “A”, 5%, 2015	2,000,000	2,183,840
California Public Works Board Lease Rev., 5%, 2014	1,000,000	1,041,790
California Public Works Board Lease Rev. (Various Capital Projects), “G”, 4%, 2015	1,000,000	1,084,830
California Public Works Board Lease Rev. (Various Capital Projects), “G”, 4%, 2016	3,840,000	4,262,630
California Public Works Board Lease Rev., Department of Corrections and Rehabilitation (State Prison - Lassen County, Susanville), “I”, 5%, 2016	5,000,000	5,637,150
California Public Works Board Lease Rev., Department of Public Health (Richmond Laboratory), “J”, 4%, 2015	1,000,000	1,084,830
California Statewide Communities Development Authority Rev. (Proposition 1A Receivables Program), 5%, 2013	2,000,000	2,011,260
Chattanooga, TN, Industrial Development Board, Lease Rental Rev. (Southside Redevelopment Corp.), 5%, 2018	5,120,000	5,986,970

22

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
State & Local Agencies - continued
Commonwealth of Pennsylvania, State Public School Building Authority Lease Rev. (School District of Philadelphia Project), 5%, 2017	$2,000,000	$2,252,740
Commonwealth of Pennsylvania, State Public School Building Authority Lease Rev. (School District of Philadelphia Project), 5%, 2018	3,200,000	3,666,240
Commonwealth of Pennsylvania, State Public School Building Authority Lease Rev. (School District of Philadelphia Project), 5%, 2019	1,500,000	1,736,085
Florida Department Management Services Rev. “A”, AGM, 5.25%, 2015	1,875,000	2,062,894
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “A”, 5%, 2021	5,000,000	6,067,950
Golden State, CA, Tobacco Securitization Corp., Tobacco Settlement Rev., Enhanced, “B”, 5.5%, 2013 (c)	1,000,000	1,004,170
Greenville County, SC, School District Installment Purchase Rev., 5%, 2020	4,475,000	5,527,923
Hamilton Heights School Building Corp., First Mortgage, “N”, AGM, 5%, 2014	1,875,000	1,972,088
Hampton, VA, Museum Rev., 5%, 2014	760,000	777,009
Los Angeles County, CA, Public Works Financing Authority Lease Rev. (Multiple Capital Project II), 5%, 2018	500,000	593,485
New Jersey Economic Development Authority Rev., AGM, 5%, 2029 (b)	1,000,000	1,062,510
New York Municipal Bond Bank Agency, Special School Purpose Rev., 5%, 2016	5,500,000	6,353,160
New York Tobacco Settlement Financing Corp., “B”, 5%, 2018	2,000,000	2,384,160
New York Tobacco Settlement Financing Corp., “B-1C”, 5.5%, 2019	1,000,000	1,004,130
New York Urban Development Corp. Rev., “A”, 5.125%, 2015	675,000	712,557
Oklahoma Capitol Improvement Authority, State Facilities Rev. (Higher Education Projects), “A”, 2.25%, 2017	2,500,000	2,642,775
Orange County, NC, Public Facilities Co., Limited Obligation, 5%, 2020	500,000	615,605
Puerto Rico Infrastructure Financing Authority Rev. (Ports Authority Project), “C”, 3%, 2026 (b)	4,000,000	4,020,800
South Jersey, NJ, Port Corp. Rev. (Marine Terminal), “P-2”, 4%, 2015	2,420,000	2,511,960
Virginia Public Building Authority, Public Facilities Rev., “A”, 5%, 2013	2,500,000	2,529,425
Virginia Public Building Authority, Public Facilities Rev., “A”, 5%, 2016	1,250,000	1,426,450
Virginia Public School Authority, “C”, 5%, 2018	1,000,000	1,205,560

23

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
State & Local Agencies - continued
Virginia, MN, Housing & Redevelopment Authority, Healthcare Facility Lease Rev., 5.25%, 2013	$215,000	$217,449
Wake County, NC, Annual Appropriation Limited, Obligation Bonds, 5%, 2013	2,185,000	2,193,347
Wake County, NC, Annual Appropriation Limited, Obligation Bonds, 5%, 2014	1,890,000	1,986,768

		$84,837,255
Student Loan Revenue - 2.6%
Iowa Student Loan Liquidity Corp. Rev., “A-1”, 4.875%, 2020	$5,000,000	$5,722,050
Massachusetts Educational Financing Authority Rev., “A”, 5.5%, 2017	2,800,000	3,174,976
Massachusetts Educational Financing Authority Rev., “J”, 4.75%, 2019	1,235,000	1,363,020
Massachusetts Educational Financing Authority Rev., “J”, 5%, 2020	4,400,000	4,897,156
New Mexico Educational Assistance Foundation, “A-1”, 5%, 2019	2,000,000	2,424,320
New Mexico Educational Assistance Foundation, “A-1”, 4%, 2020	1,500,000	1,732,770
New Mexico Educational Assistance Foundation, “B”, 4%, 2015	3,000,000	3,235,410
Rhode Island Student Loan Program Authority Rev., “A”, 3%, 2014	500,000	515,295
Rhode Island Student Loan Program Authority Rev., “A”, 4%, 2015	500,000	532,270
Rhode Island Student Loan Program Authority Rev., “A”, 5%, 2016	500,000	557,770
Rhode Island Student Loan Program Authority Rev., “A”, 2.125%, 2018	3,200,000	3,175,808
Rhode Island Student Loan Program Authority Rev., “A”, 2.5%, 2019	4,590,000	4,573,384
Rhode Island Student Loan Program Authority Rev., “A”, 5%, 2020	2,000,000	2,298,500

		$34,202,729
Tax - Other - 2.0%
Denver, CO, City & County Excise Tax Rev., “A”, ASSD GTY, 6%, 2021	$1,500,000	$1,870,065
Guam Government Ltd. Obligation Rev., “A”, 5%, 2013	825,000	839,999
New Jersey Economic Development Authority Rev., 5%, 2018	4,000,000	4,656,960
New Jersey Economic Development Authority Rev., Cigarette Tax, 5.375%, 2015	2,730,000	3,020,882
New York Dormitory Authority, State Personal Income Tax Rev., “A”, 1.75%, 2018	10,000,000	10,403,000

24

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Tax - Other - continued
New York, NY, City Transitional Finance Authority Rev., Future Tax Secured, “A”, 5%, 2014	$945,000	$1,011,471
New York, NY, City Transitional Finance Authority Rev., Future Tax Secured, “A”, ETM, 5%, 2014 (c)	55,000	58,852
New York, NY, City Transitional Finance Authority Rev., Future Tax Secured, “C”, 5%, 2016	4,000,000	4,615,240

		$26,476,469
Tax Assessment - 3.1%
Colorado Housing & Finance Authority Rev. (Colorado Employment Compensation), “A”, 5%, 2014	$4,000,000	$4,193,800
Corona-Norco, CA, Unified School District, Public Financing Authority Special Tax Rev. (Riverside County), “A”, 2%, 2014	280,000	284,054
Corona-Norco, CA, Unified School District, Public Financing Authority Special Tax Rev. (Riverside County), “A”, 2%, 2015	530,000	538,840
Corona-Norco, CA, Unified School District, Public Financing Authority Special Tax Rev. (Riverside County), “A”, 3%, 2016	605,000	631,336
Corona-Norco, CA, Unified School District, Public Financing Authority Special Tax Rev. (Riverside County), “A”, 4%, 2018	400,000	436,632
Illinois Department of Employment Security, Unemployment Insurance and Fund Building Receipts Rev., “C”, 1.5%, 2021	2,500,000	2,507,150
Irvine, CA, Improvement Bond Act 1915, 2%, 2013	1,000,000	1,004,510
Irvine, CA, Improvement Bond Act 1915, 3%, 2014	500,000	514,055
Michigan Finance Authority Rev. (Unemployment Obligation Assessment), “A”, 5%, 2016	4,600,000	5,154,300
Michigan Finance Authority Rev. (Unemployment Obligation Assessment), “B”, 5%, 2022	5,000,000	5,657,500
Pennsylvania Economic Development Financing Authority Unemployment Compensation Rev., “B”, 5%, 2023	1,770,000	1,972,789
Pennsylvania Economic Development Financing Authority Unemployment Compensation Rev., “B”, 5%, 2023	1,060,000	1,158,548
Pennsylvania Economic Development Financing Authority, Unemployment Compensation Rev., “B”, 5%, 2020	10,000,000	12,243,500
Sacramento, CA, City Financing Authority, Special Tax Rev. (Westlake and Regency Park), “A”, AGM, 3%, 2017	1,140,000	1,200,101
Sacramento, CA, City Financing Authority, Special Tax Rev. (Westlake and Regency Park), “A”, AGM, 4%, 2018	1,210,000	1,332,984
Sacramento, CA, City Financing Authority, Special Tax Rev. (Westlake and Regency Park), “A”, AGM, 4%, 2019	1,300,000	1,431,833

		$40,261,932
Tobacco - 1.5%
Alabama 21st Century Authority, Tobacco Settlement Rev., “A”, 4%, 2015	$1,000,000	$1,065,590

25

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Tobacco - continued
Alabama 21st Century Authority, Tobacco Settlement Rev., “A”, 5%, 2018	$2,335,000	$2,739,352
Buckeye, OH, Tobacco Settlement Financing Authority, “A-2”, 5.125%, 2024	1,775,000	1,639,710
Illinois Railsplitter Tobacco Settlement Authority, 6.25%, 2024	7,190,000	8,088,391
New Jersey Tobacco Settlement Financing Corp., 6.75%, 2013 (c)	1,460,000	1,467,475
New Jersey Tobacco Settlement Financing Corp., “1-A”, 4.5%, 2023	3,835,000	3,828,683
South Dakota Educational Enhancement Funding Corp., Tobacco Settlement Rev., “B”, 5%, 2023	1,000,000	1,221,480

		$20,050,681
Toll Roads - 0.5%
Central Texas Regional Mobility Authority Senior Lien Rev., “A”, 3%, 2014	$200,000	$202,868
Central Texas Regional Mobility Authority Senior Lien Rev., “A”, 5%, 2016	750,000	824,618
Central Texas Regional Mobility Authority Senior Lien Rev., “A”, 5%, 2017	450,000	507,438
Massachusetts Department of Transportation, Metropolitan Highway System Rev., “B”, 5%, 2017	1,000,000	1,149,270
San Francisco, CA, Bay Area Toll Authority, Bridge Rev., “C”, 1.45%, 2045 (b)	2,500,000	2,549,575
State of New York, Triborough Bridge & Tunnel Authority Rev., “A”, 5%, 2023	1,000,000	1,245,750

		$6,479,519
Transportation - Special Tax - 2.7%
Arizona Transportation Board Highway Rev., “A”, 5%, 2023	$1,685,000	$2,099,796
Arizona Transportation Board Highway Rev., “A”, 5%, 2024	3,665,000	4,529,244
Chicago, IL, Transit Authority Capital Grant Receipts Rev., AMBAC, 5%, 2014	2,000,000	2,091,060
Commonwealth of Virginia, Transportation Board Rev., Capital Projects, 5%, 2020	2,175,000	2,702,655
Kentucky Turnpike Authority, Economic Development Rev., “A”, 5%, 2016	4,000,000	4,539,480
Missouri Highways & Transit Commission State Road Rev. (Federal Reimbursement), “A”, 5%, 2015	3,000,000	3,278,280
Nevada Highway Improvement Rev. (Motor Vehicle Fuel Tax), NATL, 5.5%, 2013	2,395,000	2,467,545
New Jersey Transportation Trust Fund Authority, “AA”, 4%, 2018	5,040,000	5,711,479
New Jersey Transportation Trust Fund Authority, “D”, 5%, 2018	2,500,000	2,985,950
New Mexico Finance Authority State Transportation Rev., 5%, 2018	2,000,000	2,414,700

26

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Transportation - Special Tax - continued
New York Thruway Authority, Second General Highway & Bridge Trust Fund, “A-1”, 5%, 2019	$1,350,000	$1,642,734
San Francisco, CA, Bay Area Rapid Transit District, Sales Tax Rev., “A”, 3%, 2015	400,000	422,176

		$34,885,099
Universities - Colleges - 10.9%
Alabama Private Colleges (Tuskegee University), “N”, ASSD GTY, 5%, 2015	$625,000	$681,613
Allegheny County, PA, Higher Education Building Authority Rev. (Chatham University), “A”, 5%, 2016	475,000	527,450
Arizona Board of Regents (Arizona State University), “A”, 4%, 2017	300,000	338,814
Arizona Board of Regents (Arizona State University), “A”, 4%, 2018	480,000	551,731
California Educational Facilities Authority Rev. (Chapman University), 5%, 2019	1,000,000	1,167,060
California Educational Facilities Authority Rev. (Chapman University), 5%, 2020	1,250,000	1,467,113
California Educational Facilities Authority Rev. (Loyola Marymount), “B”, FRN, 1.02%, 2015	1,725,000	1,732,935
California Educational Facilities Authority Rev. (Pitzer College), 5%, 2016	1,395,000	1,545,772
California Educational Facilities Authority Rev. (University of San Francisco), 5%, 2021	500,000	598,050
California Municipal Finance Authority Rev. (Biola University), 5%, 2018	650,000	767,065
Central Michigan University Rev., 5%, 2017	1,760,000	2,015,482
Delaware County, PA, Authority University Rev. (Villanova University), 4%, 2016	250,000	273,880
Delaware County, PA, Authority University Rev. (Villanova University), 5%, 2017	425,000	492,584
Delaware County, PA, Authority University Rev. (Villanova University), 5%, 2018	305,000	360,666
Delaware County, PA, Authority University Rev. (Villanova University), 5%, 2019	250,000	299,493
El Paso County, CO, Rev. (Colorado College), 5%, 2014	1,090,000	1,125,556
Erie, PA, Higher Education Building Authority Rev. (Mercyhurst College), 4.35%, 2014	640,000	657,152
Erie, PA, Higher Education Building Authority Rev. (Mercyhurst College), 5%, 2018	1,075,000	1,205,258
Florida Higher Educational Facilities, Financial Authority Rev. (University of Tampa Project), “A”, 5%, 2021	1,300,000	1,491,724

27

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Colleges - continued
Florida Higher Educational Facilities, Financial Authority Rev. (University of Tampa Project), “A”, 5%, 2022	$600,000	$688,152
Fulton County, GA, Development Authority Rev. (Georgia Tech Athletic Association), “A”, 5%, 2019	5,000,000	5,978,000
Hempstead, NY, Local Development Corp. Rev. (Adelphi University Project), 5%, 2022	1,140,000	1,313,052
Illinois Educational Facilities Authority Rev. (The Art Institute of Chicago), “A”, 4.3%, 2030 (b)	500,000	533,730
Illinois Educational Facilities Authority Rev. (University of Chicago), “B-1”, FRN, 1.1%, 2036 (b)	2,000,000	2,019,620
Illinois Finance Authority Rev. (Depaul University), “B”, 5%, 2020	3,335,000	3,955,277
Illinois Finance Authority Rev. (IIlinois Institute of Technology), “A”, 5%, 2016	1,000,000	1,057,910
Illinois Finance Authority Rev. (Illinois Institute of Technology), “A”, 5%, 2017	2,000,000	2,079,480
Illinois Finance Authority Rev. (Roosevelt University Project), 5%, 2015	1,000,000	1,063,530
Illinois Finance Authority Rev. (Roosevelt University Project), 5.25%, 2019	570,000	648,575
Illinois Finance Authority Rev. (The Art Institute of Chicago), “A”, 4%, 2014	1,000,000	1,029,380
Illinois Finance Authority Rev. (The Art Institute of Chicago), “A”, 5%, 2015	900,000	972,045
Illinois Finance Authority Rev. (University of Chicago), “B”, 5%, 2017	1,000,000	1,172,440
Indiana Finance Authority Rev. (Butler University), “A”, 5%, 2022	1,000,000	1,179,740
Indiana University Rev., “A”, 5%, 2020	1,000,000	1,245,580
Indiana University Rev., “A”, 5%, 2021	1,000,000	1,260,120
Indiana University Rev., “A”, 5%, 2022	1,000,000	1,273,600
Iowa Higher Education Loan Authority Rev., Private College Facilities (Upper Iowa University), 5%, 2015	550,000	594,391
Iowa Higher Education Loan Authority Rev., Private College Facilities (Upper Iowa University), 5%, 2016	845,000	923,053
Iowa Higher Education Loan Authority Rev., Private College Facilities (Upper Iowa University), 5%, 2017	730,000	809,453
Jackson State University, MS, Educational Building Corp. Rev. “A-1”, 5%, 2015	1,490,000	1,593,719
Lone Star College System, TX, “A”, 5%, 2018	4,250,000	5,117,808
Massachusetts Development Finance Agency Rev. (Boston University), “V-2”, 2.875%, 2014	2,250,000	2,327,963
Massachusetts Development Finance Agency Rev. (Brandeis University), “O-2”, 3%, 2013	2,680,000	2,709,480
Massachusetts Development Finance Agency Rev. (Brandeis University), “O-2”, 3%, 2014	2,675,000	2,772,370

28

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Colleges - continued
Massachusetts Development Finance Agency Rev. (Hampshire College), 5.15%, 2014	$65,000	$66,137
Massachusetts Development Finance Agency Rev. (Simmons College), “H”, SYNCORA, 5.25%, 2018	1,485,000	1,668,056
Massachusetts Development Finance Agency Rev. (Simmons College), “H”, SYNCORA, 5.25%, 2019	1,605,000	1,816,154
Massachusetts Development Finance Agency Rev. (Tufts University), “P”, 3%, 2036 (b)	3,000,000	3,196,890
Massachusetts Development Finance Agency Rev. (Wheelock), “C”, 5%, 2017	1,755,000	1,967,531
Massachusetts Health & Educational Facilities Authority Rev. (Springfield College), 5%, 2014	1,010,000	1,068,307
Massachusetts Health & Educational Facilities Authority Rev. (Springfield College), 5%, 2016	1,115,000	1,235,799
Medical Center, Educational Building Corp. Rev. (University of Mississippi), 4%, 2014	1,240,000	1,282,631
Medical Center, Educational Building Corp. Rev. (University of Mississippi), 4%, 2015	2,330,000	2,476,347
Michigan University Rev. (Wayne State University), “A”, 5%, 2013	1,000,000	1,024,320
Nassau County, NY, Industrial Development Agency, Civic Facilities Rev. (New York Institute of Technology), “A”, 5.25%, 2017	430,000	484,116
New Jersey Educational Facilities Authority Rev. (University of Medicine & Dentistry), “B”, 6%, 2017	1,710,000	2,016,791
New York Dormitory Authority Rev. (Fordham University), 2%, 2014	1,170,000	1,192,078
New York Dormitory Authority Rev. (Fordham University), 4%, 2015	1,000,000	1,075,580
New York Dormitory Authority Rev. (Pace University), “A”, 4%, 2018	2,000,000	2,197,220
New York Dormitory Authority Rev. (Pace University), “A”, 5%, 2019	1,500,000	1,749,330
New York Dormitory Authority Rev. (Pace University), “A”, 4%, 2020	1,740,000	1,921,813
New York, NY, Trust for Cultural Resources Rev. (Juilliard School), 2.1%, 2036 (b)	2,000,000	2,070,880
New York, NY, Trust for Cultural Resources Rev. (Juilliard School), “B”, 1.35%, 2036 (b)	5,000,000	5,120,850
Niagara, NY, Area Development Corp. Rev. (Niagara University), “A”, 5%, 2017	200,000	224,890
Niagara, NY, Area Development Corp. Rev. (Niagara University), “A”, 5%, 2018	250,000	285,863

29

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Colleges - continued
Oregon Health & Science University Rev., “A”, 5%, 2018	$785,000	$923,505
Pennsylvania Higher Educational Facilities Authority Rev. (Thomas Jefferson University), “B”, 5.25%, 2017	1,000,000	1,163,390
Pennsylvania Higher Educational Facilities Authority Rev. (Drexel University), 5%, 2017	1,000,000	1,147,780
Pennsylvania Higher Educational Facilities Authority Rev. (Drexel University), 5%, 2018	500,000	585,745
Pennsylvania Higher Educational Facilities Authority Rev. (Temple University), 3%, 2015	500,000	524,530
Pennsylvania Higher Educational Facilities Authority Rev. (Temple University), 4%, 2016	350,000	382,694
Pennsylvania Higher Educational Facilities Authority Rev. (Temple University), 4%, 2017	500,000	557,390
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 4%, 2015	400,000	420,764
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 4%, 2016	390,000	415,459
Pinellas County, FL, Educational Facilities Authority Rev. (Barry University), 4%, 2017	870,000	933,206
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (Ana G. Mendez University System Project), 4%, 2014	1,000,000	1,019,690
Puerto Rico Industrial, Tourist, Educational, Medical, & Environmental Control Facilities Financing Authority, Higher Education Rev. (International American University of Puerto Rico Project), 4%, 2014	1,000,000	1,031,070
Quad Cities, IL, Regional Economic Development Authority Rev. (Augustana College), 2%, 2013	250,000	250,723
Quad Cities, IL, Regional Economic Development Authority Rev. (Augustana College), 3%, 2015	410,000	422,046
Quad Cities, IL, Regional Economic Development Authority Rev. (Augustana College), 3%, 2016	400,000	414,192
Quad Cities, IL, Regional Economic Development Authority Rev. (Augustana College), 3%, 2018	620,000	634,644
Quad Cities, IL, Regional Economic Development Authority Rev. (Augustana College), 4%, 2020	500,000	528,900
San Leanna, TX, Educational Facilities Corp., Higher Education Rev. (St. Edwards University), 5%, 2019	1,250,000	1,381,663
South Carolina Educational Facilities Authority, Private Nonprofit Institutions (Furman University), 3%, 2013	1,000,000	1,008,920
St. Lawrence County, NY, Industrial Development Agency (St. Lawrence University), 5%, 2016	1,000,000	1,121,980
State of Texas, University Systems Financing Rev., 4%, 2018	500,000	571,840

30

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Colleges - continued
State of Texas, University Systems Financing Rev., 5%, 2021	$1,805,000	$2,250,853
Suffolk County, NY, Industrial Development Agency, Civic Facilities Rev. (New York Institute of Technology), 5.25%, 2017	500,000	530,585
Texas Tech University Rev., Refunding & Improvement, “A”, 4.25%, 2021	2,000,000	2,383,940
Texas Tech University Rev., Refunding & Improvement, “A”, 4.25%, 2022	2,000,000	2,355,260
Tompkins County, NY, Industrial Development Agency Rev. (Ithaca College), 5%, 2016	3,000,000	3,249,810
Tulsa, OK, Industrial Authority Rev. (University of Tulsa), 5.5%, 2022	1,000,000	1,149,200
University of Delaware Rev., “B”, 4%, 2013	1,500,000	1,528,305
University of Southern Indiana Rev., “J”, ASSD GTY, 4%, 2016	1,000,000	1,089,440
University of Texas, Permanent University Fund, “B”, 5%, 2014 (c)	2,000,000	2,110,560
University of Texas, Permanent University Fund, “C”, 5%, 2021	1,000,000	1,126,820
Utah Board of Regents Auxiliary & Campus Facilities System Rev., “A”, NATL, 5%, 2018	1,090,000	1,176,862
Utah Board of Regents Student Loan Rev., “EE-2”, 5%, 2017	5,000,000	5,914,300
Washington Higher Education Facilities Authority Rev. (Gonzaga University), “A”, 5%, 2014	3,315,000	3,452,274
Western Michigan University Rev., ASSD GTY, 5.25%, 2014	1,000,000	1,068,630

		$140,586,419
Universities - Dormitories - 0.2%
California Statewide Communities Development Authority Student Housing (University of California-Irvine), 5%, 2014	$1,000,000	$1,041,650
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), 5%, 2017	825,000	896,808
Pennsylvania Higher Educational Facilities Authority Rev. (Edinboro University Foundation), 5%, 2018	1,005,000	1,099,400

		$3,037,858
Universities - Secondary Schools - 0.2%
Colorado Educational & Cultural Facilities Authority Rev. (Montessori Charter School Project), 2%, 2013	$110,000	$110,213
Colorado Educational & Cultural Facilities Authority Rev. (Montessori Charter School Project), 2.25%, 2017	175,000	176,822
Colorado Educational & Cultural Facilities Authority Rev. (Montessori Charter School Project), 3.25%, 2022	1,460,000	1,471,534
Colorado Educational & Cultural Facilities Authority Rev. (Pinnacle Charter School, Inc. K-8 Facility Project), 4%, 2018	300,000	325,356
Colorado Educational & Cultural Facilities Authority Rev. (Pinnacle Charter School, Inc. K-8 Facility Project), 4%, 2020	310,000	334,347

31

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Universities - Secondary Schools - continued
Colorado Educational & Cultural Facilities Authority Rev. (Pinnacle Charter School, Inc. K-8 Facility Project), 4%, 2022	$545,000	$581,319

		$2,999,591
Utilities - Investor Owned - 6.3%
Beaver County, PA, Industrial Development Authority, Pollution Control Rev. (Duquesne Light Co.), “C”, 4.75%, 2033 (b)	$2,000,000	$2,218,980
Brazos River, TX, Authority Rev. (Centerpoint Energy), “B”, FGIC, 4.25%, 2017	1,260,000	1,308,497
California Statewide Communities Development Authority Pollution Control Rev. (Southern California Edison Co.), 1.375%, 2028 (b)	3,925,000	3,950,159
Chula Vista, CA, Industrial Development Rev. (San Diego Gas & Electric Co.), “A”, 1.65%, 2018	3,500,000	3,557,120
Connecticut Development Authority, Pollution Control Rev. (Connecticut Light & Power Co.), “A”, 1.55%, 2031 (b)	2,000,000	2,012,800
De Soto Parish, LA, Pollution Control Rev. (Southwestern Electric Power Co.), 3.25%, 2019 (b)	2,500,000	2,571,175
Escambia County, FL, Solid Waste Disposal Rev. (Gulf Power Co.), 1.35%, 2039 (b)	2,500,000	2,509,225
Farmington, NM, Pollution Control Rev. (El Paso Electric Company Four Corners Project), “A”, 1.875%, 2032 (b)	2,500,000	2,511,500
Farmington, NM, Pollution Control Rev. (Public Service Co. of New Mexico), “B”, 4.75%, 2040 (b)	2,000,000	2,168,540
Farmington, NM, Pollution Control Rev. (Public Service of Arizona), “C”, 2.875%, 2024 (b)	1,000,000	1,006,780
Farmington, NM, Pollution Control Rev. (Southern California Edison Co.), “A”, 2.875%, 2029 (b)	2,400,000	2,488,200
Hawaii Department of Budget & Finance Special Purpose Rev. (Hawaiian Electric Co. & Subsidiary), “B”, SYNCORA, 5%, 2022	5,000,000	5,008,550
Hillsborough County, FL, Industrial Development Authority (Tampa Electric), 5.15%, 2025 (b)	1,000,000	1,015,270
Illinois Finance Authority Gas Supply Rev. (Peoples Gas Light & Coke Co.), 2.125%, 2030 (b)	1,900,000	1,931,255
Independence County, AR, Pollution Control Rev. (Entergy Arkansas, Inc. Project), 2.375%, 2021	3,250,000	3,263,585
Indiana Finance Authority Environmental Facilities Rev. (Indianapolis Power & Light Co.), “B”, 4.9%, 2016	1,000,000	1,088,900
Iowa Finance Authority Pollution Control Facilities Rev. (Interstate Power & Light), FGIC, 5%, 2014	1,000,000	1,051,070
Louisa, VA, Industrial Development Authority, Pollution Control Rev. (VEPCO), “C”, 1.5%, 2035 (b)	2,000,000	2,025,060
Louisiana Public Facilities Authority Rev. (Entergy Gulf States Louisiana LLC), “B”, 2.875%, 2015	2,000,000	2,058,140

32

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Utilities - Investor Owned - continued
Louisville & Jefferson County, KY, Metropolitan Government Pollution Control Rev. (Louisville Gas & Electric Co.), “A”, 1.15%, 2033 (b)	$2,000,000	$2,003,980
Maryland Economic Development Corp., Pollution Control Rev. (Potomac Electric Power Co.), 6.2%, 2022	1,045,000	1,282,048
Mason County, WV, Pollution Control Rev. (Appalachian Power Co.), “L”, 2%, 2022 (b)	3,000,000	3,041,910
Massachusetts Development Finance Agency, Solid Waste Disposal Rev. (Dominion Energy Brayton), 5.75%, 2042 (b)	220,000	268,332
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.625%, 2020	1,000,000	1,232,450
Michigan Strategic Fund Ltd. Obligation Rev. (Detroit Edison Co.), 5.25%, 2029 (b)	1,000,000	1,056,140
Missouri Environmental Improvement & Energy Resources Authority Rev. (Kansas City Power & Light Co. Project), 1.25%, 2017	2,000,000	2,006,480
Mobile, AL, Industrial Development Board, Pollution Control Rev. (Alabama Power Co.), 1.65%, 2034 (b)	1,000,000	1,018,920
Mobile, AL, Industrial Development Board, Pollution Control Rev. (Alabama Power Co.), 0.58%, 2034 (b)	5,000,000	5,003,950
Navajo County, AZ, Pollution Control Corp. Rev. (Arizona Public Service Co.), “C”, 5.5%, 2034 (b)	1,000,000	1,051,330
New Hampshire Business Finance Authority, Pollution Control Rev. (United Illuminating Co.), 4.5%, 2027 (b)	1,960,000	2,075,934
New York Energy Research & Development Authority, Pollution Control Rev. (New York Electric & Gas Corp.), “A”, 2.125%, 2015	2,500,000	2,546,725
New York Energy Research & Development Authority, Pollution Control Rev. (Rochester Gas & Electric Corp.), “A”, NATL, 4.75%, 2032 (b)	1,130,000	1,246,639
Ohio Air Quality Development Authority Rev. (FirstEnergy Generation Project), 2.25%, 2029 (b)	1,500,000	1,519,980
Ohio Air Quality Development Authority Rev. (FirstEnergy Generation Project), “A”, 2.25%, 2023 (b)	1,500,000	1,502,415
Pennsylvania Economic Development Financing Authority (PPL Energy Supply LLC), 3%, 2038 (b)	3,000,000	3,117,240
Pima County, AZ, Industrial Development Authority Pollution Control Rev. (Tucson Electric Power Co.), “A”, 4.95%, 2020	2,525,000	2,880,545
State of Indiana Finance Authority, Environmental Rev. (Duke Energy Indiana, Inc.), “A-2”, 3.375%, 2019	3,000,000	3,246,420
York County, VA, Economic Development Authority Pollution Control Rev. (Virginia Electric & Power Co.), “A”, 4.05%, 2033 (b)	1,000,000	1,032,330

		$80,878,574

33

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Utilities - Municipal Owned - 4.9%
American Municipal Power, Inc. Rev. (AMP Fremont Energy Center Project), “B”, 5%, 2017	$1,260,000	$1,446,644
California Department of Water Resources, Power Supply Rev., “L”, 5%, 2018	3,510,000	4,224,636
California Department of Water Resources, Power Supply Rev., “M”, 4%, 2019	3,000,000	3,510,960
California Infrastructure & Economic Development Bank Rev., “A”, 4%, 2015	1,260,000	1,325,192
Energy Northwest, WA, Wind Project Rev., NATL, 5%, 2013	280,000	281,938
Florida Municipal Power Agency Rev. (St. Lucie Project), “A”, 5%, 2019	2,365,000	2,872,363
Florida Municipal Power Agency Rev. (St. Lucie Project), “A”, 5%, 2020	1,330,000	1,627,122
Georgia Municipal Electric Authority Power Rev., “GG”, 5%, 2020	500,000	606,295
Georgia Municipal Electric Authority Power Rev., “GG”, 5%, 2021	1,000,000	1,229,630
Georgia Municipal Gas Authority Rev. (Gas Portfolio III Project), “Q”, 5%, 2021	1,750,000	2,142,420
Guam Power Authority Rev., “A”, AGM, 5%, 2021	1,500,000	1,800,480
Harris County, TX, Cultural Education Facilities Finance Corp., Thermal Utilities Rev. (Teco Project), “A”, 5%, 2014	1,000,000	1,060,400
Indianapolis, IN, Gas Utility Rev., ASSD GTY, 5%, 2030 (b)	1,500,000	1,516,770
Intermountain Power Agency, UT, Power Supply Rev., “A”, 5%, 2021	1,505,000	1,777,947
Intermountain Power Agency, UT, Power Supply Rev., “A”, 5%, 2022	750,000	883,148
Los Angeles, CA, Department of Water & Power Rev., “A”, 5%, 2019	1,000,000	1,227,010
Louisville & Jefferson County, KY, Metropolitan Government Pollution Control Rev. (Louisville Gas & Electric Co.), “A”, 1.65%, 2033 (b)	2,700,000	2,756,754
Memphis, TN, Electric System Rev., 5%, 2014	1,500,000	1,610,880
Metropolitan Government of Nashville & Davidson County, TN, Electric System Rev., “B”, 5%, 2021	7,500,000	9,551,250
Nebraska Public Power District Rev., “C”, 5%, 2019	1,000,000	1,174,720
New York Energy Research & Development Authority, Pollution Control Rev. (New York Electric & Gas Corp.), “C”, 3%, 2029 (b)	1,000,000	1,002,100
North Carolina Eastern Municipal Power Agency, “A”, 5%, 2014	1,000,000	1,030,270
North Carolina Municipal Power Agency No. 1, Catawba Electric Rev., “A”, 3%, 2016	2,050,000	2,189,810
Northern California Power Agency Rev., “A”, 4%, 2013	1,000,000	1,005,660
Orlando, FL, Utilities Commission Utility System Rev., “C”, 5%, 2013	1,335,000	1,361,313
Piedmont, SC, Municipal Power Agency Electric Rev., “A-2”, 5%, 2018	750,000	878,063

34

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Utilities - Municipal Owned - continued
Puerto Rico Electric Power Authority Power Rev., “B”, 5%, 2016	$5,000,000	$5,302,350
Sacramento, CA, Municipal Utility District, “X”, 5%, 2020	1,750,000	2,165,625
Sam Rayburn, TX, Municipal Power Agency, Power Supply System Rev., 5%, 2014	1,000,000	1,054,590
Seattle, WA, Municipal Light & Power Rev., “B”, 5%, 2018	4,000,000	4,757,920

		$63,374,260
Utilities - Other - 1.6%
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 2015	$190,000	$203,872
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 2016	1,340,000	1,481,852
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5.125%, 2016	1,045,000	1,150,064
Georgia Main Street Natural Gas, Inc., Gas Project Rev., “A”, 5%, 2022	2,455,000	2,865,893
Indiana Bond Bank Special Program, Gas Rev., “A”, 5.25%, 2016	270,000	303,917
Indiana Bond Bank Special Program, Gas Rev., “A”, 5%, 2017	1,350,000	1,532,075
Indiana Bond Bank Special Program, Gas Rev., “A”, 5.25%, 2018	355,000	415,087
Indiana Bond Bank Special Program, Gas, Rev., “A”, 5.25%, 2021	1,000,000	1,180,730
Long Beach, CA, Bond Finance Authority, Natural Gas Purchase Rev., “A”, 5.25%, 2020	930,000	1,078,986
Nebraska Central Plains Energy Project, Gas Project Rev., 5%, 2020	1,710,000	1,937,020
Nebraska Central Plains Energy Project, Gas Project Rev., 5%, 2021	2,000,000	2,262,820
Tennessee Energy Acquisition Corp., Gas Rev., “A”, 5.25%, 2019	1,000,000	1,159,360
Texas Municipal Gas Acquisition & Supply Corp. III, Gas Supply Rev., 5%, 2019	5,000,000	5,715,200

		$21,286,876
Water & Sewer Utility Revenue - 7.1%
Atlanta, GA, Water & Wastewater Rev., “A”, FGIC, 5.5%, 2014	$1,185,000	$1,270,332
Birmingham, AL, Waterworks Board Water Rev., 3%, 2015	3,730,000	3,893,971
Clairton, PA, Municipal Authority, “B”, 2%, 2013	425,000	427,270
Clairton, PA, Municipal Authority, “B”, 2%, 2014	435,000	438,241
Clairton, PA, Municipal Authority, “B”, 4%, 2015	375,000	395,490
Commonwealth of Puerto Rico Aqueduct & Sewer Authority Rev., “A”, 5%, 2017	2,000,000	2,085,980
Dallas, TX, Waterworks & Sewer Systems Rev., 3%, 2017	1,000,000	1,098,360
DeKalb County, GA, Water & Sewer Rev., “A”, 5%, 2021	1,000,000	1,241,670
Detroit, MI, Water & Sewerage Department, Sewage Disposal System Rev., “A”, AGM, 5%, 2016	2,500,000	2,754,425
East Bay, CA, Municipal Utility District, Wastewater System Rev., “A”, 0.5%, 2038	4,000,000	4,000,080

35

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Water & Sewer Utility Revenue - continued
Fort Worth, TX, Water & Sewer Rev., Refunding & Improvement, 5%, 2020	$2,940,000	$3,644,042
Houston, TX, Utilities Systems Rev., NATL, 5.25%, 2014	1,485,000	1,561,255
Los Angeles County, CA, Sanitation Districts Financing Authority Rev. (Capital Projects), “A”, 5%, 2020	5,000,000	6,203,250
Los Angeles, CA, Wastewater System Rev., “A”, NATL, 5.25%, 2019	3,185,000	3,196,625
Miami-Dade County, FL, Water & Sewer Rev., 4%, 2014	1,000,000	1,052,210
Minnesota Public Facilities Authority, Revolving Fund Rev., “C”, 5%, 2019	9,215,000	11,308,279
Mississippi Development Bank Special Obligation (Hattiesburg Water & Sewer), “N”, AMBAC, 5%, 2015	1,000,000	1,063,220
Nashville & Davidson County, TN, Metropolitan Government Water & Sewer Rev., “A”, AGM, 5%, 2017	1,000,000	1,153,580
New York Environmental Facilities Corp. Rev., “C”, 5%, 2020	3,395,000	4,260,012
New York Environmental Facilities Corp. Rev., “C”, 5%, 2020	2,825,000	3,572,778
New York Environmental Facilities Corp. Rev., “I”, 5%, 2013	1,000,000	1,005,680
North Harris County, TX, Regional Water Authority Senior Lien Rev., 4%, 2023	1,025,000	1,164,123
North Harris County, TX, Regional Water Authority Senior Lien Rev., 4%, 2024	1,825,000	2,056,009
North Hudson, NJ, Sewerage Authority, Gross Rev. Lease Certificates, “A”, 4%, 2017	775,000	855,887
North Hudson, NJ, Sewerage Authority, Gross Rev. Lease Certificates, “A”, 4%, 2018	2,250,000	2,526,345
North Hudson, NJ, Sewerage Authority, Gross Rev. Lease Certificates, “A”, 5%, 2019	3,580,000	4,252,575
Nueces River Authority, Texas Water Supply Rev. (Corpus Christi Project), AGM, 5%, 2013	540,000	545,168
Ohio Water Development Authority, Water Pollution Control Rev., 5.25%, 2020	2,000,000	2,526,340
Ohio Water Development Authority, Water Pollution Control Rev. (Water Quality), “A”, 3.25%, 2013	1,470,000	1,473,602
Phoenix, AZ, Civic Improvement Corp., Water System Rev., FGIC, 5.5%, 2021	1,260,000	1,631,171
Portland, OR, Sewer System Rev. , “A”, 5%, 2018	5,000,000	5,948,050
Southern California Metropolitan Water District Rev., “E-3”, 3.5%, 2037 (b)	4,000,000	4,379,840
St. Johns County, FL, Water & Sewer Rev., Capital Appreciation, “B”, 0%, 2022	2,755,000	2,165,485
St. Johns County, FL, Water & Sewer Rev., Capital Appreciation, “B”, 0%, 2023	2,655,000	1,976,488
St. Johns County, FL, Water & Sewer Rev., Capital Appreciation, “B”, 0%, 2024	2,460,000	1,757,252

36

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)

Municipal Bonds - continued
Water & Sewer Utility Revenue - continued
Virginia Resources Authority, Clean Water Rev., 5%, 2019	$1,980,000	$2,329,351
Wisconsin Clean Water Rev., “1”, 3%, 2013	1,000,000	1,002,240

		$92,216,676
Total Municipal Bonds (Identified Cost, $1,183,270,005)		$1,226,229,103

Floating Rate Demand Notes - 0.6%
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), “A”, 0.18%, due 5/01/13	$2,900,000	$2,900,000
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), “B”, 0.18%, due 5/01/13	3,200,000	3,200,000
Lincoln County, WY, Pollution Control Rev. (Exxon Mobil Corp.), “C”, 0.18%, due 5/01/13	1,600,000	1,600,000
Total Floating Rate Demand Notes, at Cost and Value		$7,700,000

Money Market Funds - 3.2%
MFS Institutional Money Market Portfolio, 0.13%, at Cost and Net Asset Value (v)	41,493,574	$41,493,574
Total Investments (Identified Cost, $1,232,463,579)		$1,275,422,677

Other Assets, Less Liabilities - 1.4%		17,608,485
Net Assets - 100.0%		$1,293,031,162

(b)	Mandatory tender date is earlier than stated maturity date.
(c)	Refunded bond.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.

The following abbreviations are used in this report and are defined:

ETM	Escrowed to Maturity
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.

Insurers
AGM	Assured Guaranty Municipal
AMBAC	AMBAC Indemnity Corp.
ASSD GTY	Assured Guaranty Insurance Co.
FGIC	Financial Guaranty Insurance Co.
GNMA	Government National Mortgage Assn.
NATL	National Public Finance Guarantee Corp.
PSF	Permanent School Fund
RADIAN	Radian Asset Assurance, Inc.
SYNCORA	Syncora Guarantee Inc.

See Notes to Financial Statements

37

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $1,190,970,005)	$1,233,929,103
Underlying affiliated funds, at cost and value	41,493,574
Total investments, at value (identified cost, $1,232,463,579)	$1,275,422,677
Cash	452
Receivables for
Investments sold	577,446
Fund shares sold	10,849,901
Interest	13,877,685
Receivable from investment adviser	37,909
Other assets	5,665
Total assets	$1,300,771,735
Liabilities
Payables for
Distributions	$269,926
Investments purchased	4,851,469
Fund shares reacquired	1,854,579
Payable to affiliates
Shareholder servicing costs	571,541
Distribution and service fees	16,292
Payable for independent Trustees’ compensation	3,539
Accrued expenses and other liabilities	173,227
Total liabilities	$7,740,573
Net assets	$1,293,031,162
Net assets consist of
Paid-in capital	$1,248,465,354
Unrealized appreciation (depreciation) on investments	42,959,098
Accumulated net realized gain (loss) on investments	1,791,833
Accumulated distributions in excess of net investment income	(185,123)
Net assets	$1,293,031,162
Shares of beneficial interest outstanding	156,214,588

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$737,157,988	89,040,133	$8.28
Class B	1,393,808	168,532	8.27
Class C	183,294,910	22,127,714	8.28
Class I	371,184,456	44,878,209	8.27

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Class A, for which the maximum offering price per share was $8.49 [100 / 97.5 x $8.28]. On sales of $50,000 or more, the maximum offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See Notes to Financial Statements

38

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$29,451,074
Dividends from underlying affiliated funds	66,600
Total investment income	$29,517,674
Expenses
Management fee	$4,372,916
Distribution and service fees	3,306,549
Shareholder servicing costs	974,878
Administrative services fee	155,385
Independent Trustees’ compensation	21,111
Custodian fee	136,903
Shareholder communications	55,301
Audit and tax fees	50,324
Legal fees	13,586
Miscellaneous	302,219
Total expenses	$9,389,172
Fees paid indirectly	(13)
Reduction of expenses by investment adviser and distributor	(704,704)
Net expenses	$8,684,455
Net investment income	$20,833,219
Realized and unrealized gain (loss) on investments
Realized gain (loss) on investments (identified cost basis)	$453,859
Change in unrealized appreciation (depreciation) on investments	$3,522,025
Net realized and unrealized gain (loss) on investments	$3,975,884
Change in net assets from operations	$24,809,103

See Notes to Financial Statements

39

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 4/30
	2013	2012
Change in net assets
From operations
Net investment income	$20,833,219	$17,581,801
Net realized gain (loss) on investments	453,859	2,658,429
Net unrealized gain (loss) on investments	3,522,025	26,372,287
Change in net assets from operations	$24,809,103	$46,612,517
Distributions declared to shareholders
From net investment income	$(19,245,199)	$(17,359,066)
Change in net assets from fund share transactions	$367,302,685	$162,182,970
Total change in net assets	$372,866,589	$191,436,421
Net assets
At beginning of period	920,164,573	728,728,152
At end of period (including accumulated distributions in excess of net investment income of $185,123 and $114,550, respectively)	$1,293,031,162	$920,164,573

See Notes to Financial Statements

40

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 4/30
	2013	2012	2011		2010	2009
Net asset value, beginning of period	$8.23	$7.93	$7.93		$7.71	$7.67
Income (loss) from investment operations
Net investment income (d)	$0.17	$0.19	$0.19		$0.22	$0.25
Net realized and unrealized gain (loss) on investments	0.03	0.30	(0.00	)(w)	0.22	0.05
Total from investment operations	$0.20	$0.49	$0.19		$0.44	$0.30
Less distributions declared to shareholders
From net investment income	$(0.15)	$(0.19)	$(0.19)		$(0.22)	$(0.26)
Net asset value, end of period (x)	$8.28	$8.23	$7.93		$7.93	$7.71
Total return (%) (r)(s)(t)(x)	2.51	6.20	2.41		5.80	3.99
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.81	0.80	0.81		0.80	0.77
Expenses after expense reductions (f)	0.70	0.70	0.70		0.70	0.63
Net investment income	2.00	2.33	2.41		2.84	3.33
Portfolio turnover	11	17	9		8	15
Net assets at end of period (000 omitted)	$737,158	$563,330	$589,476		$482,962	$214,796

See Notes to Financial Statements

41

Financial Highlights – continued

Class B	Years ended 4/30
	2013	2012	2011		2010	2009
Net asset value, beginning of period	$8.22	$7.92	$7.92		$7.70	$7.66
Income (loss) from investment operations
Net investment income (d)	$0.11	$0.13	$0.13		$0.17	$0.20
Net realized and unrealized gain (loss) on investments	0.03	0.30	(0.00	)(w)	0.21	0.04
Total from investment operations	$0.14	$0.43	$0.13		$0.38	$0.24
Less distributions declared to shareholders
From net investment income	$(0.09)	$(0.13)	$(0.13)		$(0.16)	$(0.20)
Net asset value, end of period (x)	$8.27	$8.22	$7.92		$7.92	$7.70
Total return (%) (r)(s)(t)(x)	1.75	5.42	1.65		5.03	3.22
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.55	1.55		1.54	1.52
Expenses after expense reductions (f)	1.45	1.45	1.46		1.46	1.37
Net investment income	1.29	1.60	1.68		2.19	2.63
Portfolio turnover	11	17	9		8	15
Net assets at end of period (000 omitted)	$1,394	$1,856	$3,312		$6,231	$10,486

Class C	Years ended 4/30
	2013	2012	2011		2010	2009
Net asset value, beginning of period	$8.24	$7.94	$7.93		$7.71	$7.67
Income (loss) from investment operations
Net investment income (d)	$0.10	$0.12	$0.12		$0.16	$0.19
Net realized and unrealized gain (loss) on investments	0.02 (g)	0.30	0.01	(g)	0.21	0.04
Total from investment operations	$0.12	$0.42	$0.13		$0.37	$0.23
Less distributions declared to shareholders
From net investment income	$(0.08)	$(0.12)	$(0.12)		$(0.15)	$(0.19)
Net asset value, end of period (x)	$8.28	$8.24	$7.94		$7.93	$7.71
Total return (%) (r)(s)(t)(x)	1.52	5.29	1.67		4.90	3.11
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.55	1.55	1.55		1.57	1.62
Expenses after expense reductions (f)	1.55	1.55	1.55		1.55	1.48
Net investment income	1.16	1.47	1.56		1.98	2.46
Portfolio turnover	11	17	9		8	15
Net assets at end of period (000 omitted)	$183,295	$150,584	$121,803		$111,259	$44,185

See Notes to Financial Statements

42

Financial Highlights – continued

Class I	Years ended 4/30
	2013	2012	2011 (i)
Net asset value, beginning of period	$8.23	$7.93	$8.09
Income (loss) from investment operations
Net investment income (d)	$0.18	$0.20	$0.13
Net realized and unrealized gain (loss) on investments	0.03	0.30	(0.16	)(g)
Total from investment operations	$0.21	$0.50	$(0.03)
Less distributions declared to shareholders
From net investment income	$(0.17)	$(0.20)	$(0.13)
Net asset value, end of period (x)	$8.27	$8.23	$7.93
Total return (%) (r)(s)(x)	2.54	6.35	(0.32	)(n)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.56	0.54	0.56	(a)
Expenses after expense reductions (f)	0.55	0.54	0.53	(a)
Net investment income	2.14	2.40	2.55	(a)
Portfolio turnover	11	17	9
Net assets at end of period (000 omitted)	$371,184	$204,394	$14,138

(a)	Annualized.
(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(g)	The per share amount varies from the net realized and unrealized gain/loss for the period because of the timing of sales of fund shares and the per share amount of realized and unrealized gains and losses at such time.
(i)	For the period from the class’ inception, August 30, 2010, through the stated period end.
(n)	Not annualized.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(w)	Per share amount was less than $0.01.
(x)	The net asset values per share and total returns have been calculated on net asset values which include adjustments made in accordance with the U.S. generally accepted accounting principles required at period end for financial reporting purposes.

See Notes to Financial Statements

43

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Municipal Limited Maturity Fund (the fund) is a series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests primarily in municipal instruments. The value of municipal instruments can be affected by changes in their actual or perceived credit quality. The credit quality of municipal instruments can be affected by, among other things, the financial condition of the issuer or guarantor, the issuer’s future borrowing plans and sources of revenue, the economic feasibility of the revenue bond project or general borrowing purpose, political or economic developments in the region where the instrument is issued and the liquidity of the security. Municipal instruments generally trade in the over-the-counter market. Municipal instruments backed by current and anticipated revenues from a specific project or specific assets can be negatively affected by the discontinuance of the taxation supporting the projects or assets or the inability to collect revenues for the project or from the assets. If the Internal Revenue Service determines an issuer of a municipal instrument has not complied with the applicable tax requirements, the security could decline in value, interest from the security could become taxable and the funds may be required to issue Forms 1099-DIV.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In January 2013, the FASB issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) – Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to

44

Notes to Financial Statements – continued

financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing transactions. Although still evaluating the potential impact of these two ASUs to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of

45

Notes to Financial Statements – continued

input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. The following is a summary of the levels used as of April 30, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
Municipal Bonds	$—	$1,226,229,103	$—	$1,226,229,103
Short Term Securities	—	7,700,000	—	7,700,000
Mutual Funds	41,493,574	—	—	41,493,574
Total Investments	$41,493,574	$1,233,929,103	$—	$1,275,422,677

For further information regarding security characteristics, see the Portfolio of Investments.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. This amount, for the year ended April 30, 2013, is shown as a reduction of total expenses in the Statement of Operations.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable and tax-exempt income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when filed, will remain subject to examination by the Internal Revenue Service for a three year period.

46

Notes to Financial Statements – continued

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	4/30/13	4/30/12
Tax-exempt income	$19,245,199	$17,359,066

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/13
Cost of investments	$1,230,545,030
Gross appreciation	45,714,861
Gross depreciation	(837,214)
Net unrealized appreciation (depreciation)	$44,877,647
Undistributed tax-exempt income	1,552,390
Capital loss carryforwards	(126,716)
Other temporary differences	(1,737,513)
Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized for fund fiscal years beginning after April 30, 2011 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses (“post-enactment losses”). Previously, net capital losses were carried forward for eight years and treated as short-term losses (“pre-enactment losses”). As a transition rule, the Act requires that all post-enactment net capital losses be used before pre-enactment net capital losses.

As of April 30, 2013, the fund had capital loss carryforwards available to offset future realized gains. Such pre-enactment losses expire as follows:

4/30/18	$(126,716)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution and service fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B shares will convert to Class A

47

Notes to Financial Statements – continued

shares approximately eight years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 4/30/13	Year ended 4/30/12 (i)
Class A	$11,771,758	$13,927,762
Class B	18,870	39,523
Class C	1,730,332	1,904,360
Class I	5,724,239	1,487,421
Total	$19,245,199	$17,359,066

(i)	For Class I, the period is from inception, August 30, 2010, through the stated period end.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.40% of the fund’s average daily net assets.

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through April 30, 2013, this management fee reduction amounted to $566, which is shown as a reduction of total expenses in the Statement of Operations. The management fee incurred for the year ended April 30, 2013 was equivalent to an annual rate of 0.40% of the fund’s average daily net assets.

The investment adviser has agreed in writing to pay a portion of the fund’s operating expenses, exclusive of management fee, distribution and service fees, interest, taxes, extraordinary expenses, brokerage and transaction costs and investment-related, such that fund operating expenses do not exceed 0.15% annually of the fund’s average daily net assets. This written will continue until modified by the fund’s Board of Trustees, but such agreement will continue at least until August 31, 2013. For the year ended April 30, 2013, this reduction amounted to $66,559 and is reflected as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $247,936 for the year ended April 30, 2013, as its portion of the initial sales charge on sales of Class A shares of the fund.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

48

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)	Distribution and Service Fee
Class A	—	0.25%	0.25%	0.15%	$1,581,449
Class B	0.75%	0.25%	1.00%	0.90%	16,502
Class C	0.75%	0.25%	1.00%	1.00%	1,708,598
Total Distribution and Service Fees					$3,306,549

(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2013 based on each class’s average daily net assets. 0.10% of the Class A service fee is currently being waived under a written waiver agreement. For the year ended April 30, 2013, this waiver amounted to $632,572 and is reflected as a reduction to total expenses in the Statement of Operations. For one year from date of purchase of Class B shares, assets attributable to such Class B shares are subject to the 0.25% annual Class B service fee. On assets attributable to all other Class B shares, 0.15% of the Class B service fee is being paid by the fund and 0.10% of the Class B service fee is currently being waived under a written waiver agreement. For the year ended April 30, 2013, this waiver amounted to $1,687 and is reflected as a reduction of total expenses in the Statement of Operations. These written waiver agreements will continue until modified by the fund’s Board of Trustees, but such agreements will continue at least until August 31, 2013.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2013, were as follows:

Amount
Class A	$110,059
Class B	3,433
Class C	62,895

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2013, the fee was $125,643, which equated to 0.0115% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended April 30, 2013, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $849,235.

49

Notes to Financial Statements – continued

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2013 was equivalent to an annual effective rate of 0.0142% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Prior to December 31, 2001, the fund had an unfunded defined benefit plan (“DB plan”) for independent Trustees. As of December 31, 2001, the Board took action to terminate the DB plan with respect to then-current and any future independent Trustees, such that the DB plan covers only certain of those former independent Trustees who retired on or before December 31, 2001. The DB plan resulted in a net decrease pension expense of $8 and is included in independent Trustees’ compensation for the year ended April 30, 2013. The liability for deferred retirement benefits payable to certain independent Trustees under the DB plan amounted to $3,525 at April 30, 2013, and is included in “Payable for independent Trustees’ compensation” in the Statement of Assets and Liabilities.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended April 30, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $7,980 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $3,320, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

50

Notes to Financial Statements – continued

(4) Portfolio Securities

Purchases and sales of investments, other U.S. Government securities and short-term obligations, aggregated $464,778,147 and $113,372,514, respectively.

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/13		Year ended 4/30/12 (i)
	Shares	Amount	Shares	Amount
Shares sold
Class A	44,098,027	$364,540,625	35,564,094	$288,496,210
Class B	22,327	184,258	75,960	613,979
Class C	8,506,543	70,365,122	6,150,308	50,032,037
Class I	31,594,846	260,926,478	26,342,546	215,361,960
	84,221,743	$696,016,483	68,132,908	$554,504,186

Shares issued to shareholders in reinvestment of distributions
Class A	1,236,717	$10,224,409	1,339,652	$10,874,871
Class B	1,640	13,539	3,329	26,959
Class C	155,791	1,288,747	154,917	1,258,125
Class I	519,222	4,288,447	114,089	931,266
	1,913,370	$15,815,142	1,611,987	$13,091,221

Shares reacquired
Class A	(24,717,584)	$(204,256,982)	(42,779,854)	$(348,193,636)
Class B	(81,123)	(669,913)	(271,524)	(2,198,366)
Class C	(4,814,439)	(39,812,026)	(3,369,790)	(27,302,987)
Class I	(12,084,546)	(99,790,019)	(3,391,308)	(27,717,448)
	(41,697,692)	$(344,528,940)	(49,812,476)	$(405,412,437)

Net change
Class A	20,617,160	$170,508,052	(5,876,108)	$(48,822,555)
Class B	(57,156)	(472,116)	(192,235)	(1,557,428)
Class C	3,847,895	31,841,843	2,935,435	23,987,175
Class I	20,029,522	165,424,906	23,065,327	188,575,778
	44,437,421	$367,302,685	19,932,419	$162,182,970

(i)	For Class I, the period is from inception, August 30, 2010, through the stated period end.

Effective May 1, 2006, the sale of Class B shares of the fund have been suspended except in certain circumstances. Please see the fund’s prospectus for details.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for

51

Notes to Financial Statements – continued

temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended April 30, 2013, the fund’s commitment fee and interest expense were $6,405 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	44,131,623	363,716,561	(366,354,610)	41,493,574

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$66,600	$41,493,574

52

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of MFS Municipal Limited Maturity Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Municipal Limited Maturity Fund (one of the portfolios comprising MFS Series Trust IX) (the “Fund”) as of April 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Municipal Limited Maturity Fund as of April 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 17, 2013

53

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of June 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

54

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

55

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

56

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Manager
Geoffrey Schechter

57

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2012 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014. The following information is provided pursuant to provisions of the Internal Revenue Code.

Of the dividends paid from net investment income during the fiscal year, 100% is designated as exempt interest dividends for federal income tax purposes. If the fund has earned income on private activity bonds, a portion of the dividends paid may be considered a tax preference item for purposes of computing a shareholder’s alternative minimum tax.

58

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and account balances

• Account transactions and transaction history

• Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

59

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

60

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ANNUAL REPORT

April 30, 2013

MFS® RESEARCH BOND FUND

RBF-ANN

MFS® RESEARCH BOND FUND

The report is prepared for the general information of shareholders.

It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

LETTER FROM THE CHAIRMAN AND CEO

Dear Shareholders:

As 2013 has unfolded, we have seen global growth prospects decline, while U.S. and global equities march forward. Meanwhile, historically very low yields and a broadly sideways market have produced slim bond market returns. The big stories thus far this year are Japan’s aggressive stimulus, which appears to be eliciting its desired response among consumers and businesses, and the eurozone’s debt-driven doldrums. Meanwhile, the two economic giants, China and the United States, keep chugging along deliberately, albeit at historically moderate rates of growth.

The U.S. housing recovery has coincided with a pickup in auto sales and a lift in job creation, but the U.S. sequestration’s cuts are having the effect of a driver applying the brakes at the same time as the accelerator. The result is slower than desirable growth. China, similarly, keeps moving forward, but at a slower than normal pace, held back by the eurozone recession, slower global growth, and by the new government’s efforts to shift its enormous economy to more of a consumer focus. The eurozone continues to struggle with persistent record-high unemployment and 21 straight months of manufacturing contraction. The European Central Bank’s recent interest rate cut could help, but this region will require much needed, though politically difficult, structural reforms to climb out of its deep funk.

As always, managing risk in the face of uncertainty remains a top priority for investors. At MFS®, our uniquely collaborative investment process employs integrated, global research and active risk management. Our global team of investment professionals shares ideas and evaluates opportunities across continents, investment disciplines and asset classes — all with a goal of building better insights, and ultimately better results, for our clients.

We are mindful of the many economic challenges investors face, and believe it is more important than ever to maintain a long-term view and employ time-tested principles, such as asset allocation and diversification. We remain confident that our unique approach can serve investors well as they work with their financial advisors to identify and pursue the most suitable opportunities.

Respectfully,

Robert J. Manning

Chairman and Chief Executive Officer

MFS Investment Management®

June 17, 2013

The opinions expressed in this letter are subject to change, may not be relied upon for investment advice, and no forecasts can be guaranteed.

PORTFOLIO COMPOSITION

Portfolio structure (i)

Fixed income sectors (i)
High Grade Corporates	37.3%
Mortgage-Backed Securities	19.9%
U.S. Treasury Securities	14.7%
Commercial Mortgage-Backed Securities	7.2%
High Yield Corporates	4.9%
Emerging Markets Bonds	3.5%
Asset-Backed Securities	2.9%
U.S. Government Agencies	1.8%
Collateralized Debt Obligations	1.6%
Non-U.S. Government Bonds	0.7%
Municipal Bonds	0.3%

Composition including fixed income credit quality (a)(i)
AAA	5.9%
AA	2.7%
A	15.9%
BBB	27.0%
BB	4.9%
B	1.3%
CCC	0.4%
CC	0.2%
C	0.1%
D (o)	0.0%
U.S. Government	17.4%
Federal Agencies	21.7%
Not Rated	(2.7)%
Cash & Other	5.2%

Portfolio facts (i)
Average Duration (d)	4.7
Average Effective Maturity (m)	7.0 yrs.

(a)	For all securities other than those specifically described below, ratings are assigned to underlying securities utilizing ratings from Moody’s, Fitch, and Standard & Poor’s rating agencies and applying the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). Securities rated BBB or higher are considered investment grade. All ratings are subject to change. U.S. Government includes securities issued by the U.S. Department of the Treasury. Federal Agencies includes rated and unrated U.S. Agency fixed-income securities, U.S. Agency mortgage-backed securities, and collateralized mortgage obligations of U.S. Agency mortgage-backed securities. Not Rated includes fixed income securities, including fixed income futures contracts, which have not been rated by any rating agency. Cash & Other includes cash, other assets less liabilities, offsets to derivative positions, and short-term securities. The fund may not hold all of these instruments. The fund is not rated by these agencies.
(d)	Duration is a measure of how much a bond’s price is likely to fluctuate with general changes in interest rates, e.g., if rates rise 1.00%, a bond with a 5-year duration is likely to lose about 5.00% of its value due to the interest rate move.

Portfolio Composition – continued

(i)	For purposes of this presentation, the components include the market value of securities, and reflect the impact of the equivalent exposure of derivative positions, if any. These amounts may be negative from time to time. The bond component will include any accrued interest amounts. Equivalent exposure is a calculated amount that translates the derivative position into a reasonable approximation of the amount of the underlying asset that the portfolio would have to hold at a given point in time to have the same price sensitivity that results from the portfolio’s ownership of the derivative contract. When dealing with derivatives, equivalent exposure is a more representative measure of the potential impact of a position on portfolio performance than market value. Where the fund holds convertible bonds, these are treated as part of the equity portion of the portfolio.
(m)	In determining an instrument’s effective maturity for purposes of calculating the fund’s dollar-weighted average effective maturity, MFS uses the instrument’s stated maturity or, if applicable, an earlier date on which MFS believes it is probable that a maturity-shortening device (such as a put, pre-refunding or prepayment) will cause the instrument to be repaid. Such an earlier date can be substantially shorter than the instrument’s stated maturity.
(o)	Less than 0.1%.

Percentages are based on net assets as of 4/30/13.

The portfolio is actively managed and current holdings may be different.

MANAGEMENT REVIEW

Summary of Results

For the twelve months ended April 30, 2013, Class A shares of the MFS Research Bond Fund (“fund”) provided a total return of 5.97%, at net asset value. This compares with a return of 3.68% for the fund’s benchmark, the Barclays U.S. Aggregate Bond Index.

Market Environment

The beginning of the period was characterized by a risk-on sentiment as a result of additional liquidity measures by the Federal Reserve Bank (“Fed”) and the European Central Bank (“ECB”) as well as a commensurate improvement in macroeconomic conditions. During this time, global equity valuations rose, credit spreads contracted, and high-quality sovereign yields increased modestly.

Within a couple of months, however, conditions worsened, driven by broadly weaker global macroeconomic indicators, as well as renewed concerns over the eurozone’s capacity and determination to address its ongoing crisis. Despite this deterioration, broad market sentiment remained relatively resilient as equity markets generally maintained gains and credit spreads did not indicate deterioration.

However, this renewed weakness in the fundamentals precipitated a further round of monetary easing by both the Fed (through a third round of quantitative easing) and the ECB (through a new bond purchase facility) in the middle of the period, which soon instilled additional confidence in risk markets. Nonetheless, towards the end of the calendar year, weaker equity earnings reports and declining forward guidance caused market sentiment to soften. In addition, year-end fiscal cliff negotiations between the Republicans in the U.S. Congress and President Obama were a particular source of market attention, where uncertainty surrounding the fiscal negotiations continued right up to the end-of-year deadline. A last minute political agreement averted the worst-case scenario and markets gravitated towards risk assets again, though the implementation of the U.S. budget sequester, combined with the uncertainty surrounding the Italian election results, inserted a greater degree of caution as the reporting period ended.

During the first few months of 2013, market sentiment improved markedly, as global macroeconomic indicators improved and fears of fiscal austerity in the U.S. waned. By the end of the period, however, global growth dynamics looked to be weakening again, though markets were generally unfazed, continuing their risk-on path, especially in light of continued easing by global central banks and the Bank of Japan in particular.

Factors Affecting Performance

The fund’s return from yield, which was greater than that of the Barclays U.S. Aggregate Bond Index, was a positive factor for relative results.

Credit quality, particularly the fund’s greater relative exposure to “BBB” and “BB” rated (r) securities, also contributed to performance. A greater exposure to the finance sector also aided relative returns.

The fund’s cash and/or cash equivalents position during the period detracted from relative performance. Under normal market conditions, the fund strives to be fully invested and generally holds cash to buy new holdings and to provide liquidity. In a

Management Review – continued

period when markets rose, as measured by the fund’s benchmark, holding cash hurt performance versus the benchmark, which has no cash position.

Respectfully,

Joshua Marston	Robert Persons	Jeffrey Wakelin
Portfolio Manager	Portfolio Manager	Portfolio Manager

(r)	Bonds rated “BBB”, “Baa”, or higher are considered investment grade; bonds rated “BB”, “Ba”, or below are considered non-investment grade. The sources for bond quality ratings are Moody’s Investors Service, Standard & Poor’s and Fitch, Inc. and are applied using the following hierarchy: If all three agencies provide a rating, the middle rating (after dropping the highest and lowest ratings) is assigned; if two of the three agencies rate a security, the lower of the two is assigned. Ratings are shown in the S&P and Fitch scale (e.g., AAA). For securities which are not rated by any of the three agencies, the security is considered Not Rated.

The views expressed in this report are those of the portfolio managers only through the end of the period of the report as stated on the cover and do not necessarily reflect the views of MFS or any other person in the MFS organization. These views are subject to change at any time based on market or other conditions, and MFS disclaims any responsibility to update such views. These views may not be relied upon as investment advice or an indication of trading intent on behalf of any MFS portfolio. References to specific securities are not recommendations of such securities, and may not be representative of any MFS portfolio’s current or future investments.

PERFORMANCE SUMMARY THROUGH 4/30/13

The following chart illustrates a representative class of the fund’s historical performance in comparison to its benchmark(s). Performance results include the deduction of the maximum applicable sales charge and reflect the percentage change in net asset value, including reinvestment of dividends and capital gains distributions. The performance of other share classes will be greater than or less than that of the class depicted below. Benchmarks are unmanaged and may not be invested in directly. Benchmark returns do not reflect sales charges, commissions or expenses. (See Notes to Performance Summary.)

Performance data shown represents past performance and is no guarantee of future results. Investment return and principal value fluctuate so your shares, when sold, may be worth more or less than the original cost; current performance may be lower or higher than quoted. The performance shown does not reflect the deduction of taxes, if any, that a shareholder would pay on fund distributions or the redemption of fund shares.

Growth of a Hypothetical $10,000 Investment

Performance Summary – continued

Total Returns through 4/30/13

Average annual without sales charge

Share class	Class inception date	1-yr	5-yr	10-yr	Life (t)
A	1/04/99	5.97%	7.13%	5.40%	N/A
B	12/29/00	5.18%	6.30%	4.55%	N/A
C	12/29/00	5.08%	6.23%	4.51%	N/A
I	1/04/99	6.13%	7.31%	5.57%	N/A
R1	4/01/05	5.07%	6.23%	N/A	4.88%
R2	10/31/03	5.60%	6.78%	N/A	5.08%
R3	4/01/05	5.87%	7.05%	N/A	5.65%
R4	4/01/05	6.13%	7.29%	N/A	5.93%
R5 (formerly Class W)	5/01/06	6.21%	7.24%	N/A	6.56%
529A	7/31/02	5.92%	7.06%	5.17%	N/A
529B	7/31/02	5.02%	6.14%	4.33%	N/A
529C	7/31/02	5.12%	6.16%	4.35%	N/A
Comparative benchmark
Barclays U.S. Aggregate Bond Index (f)		3.68%	5.72%	5.04%	N/A
Average annual with sales charge
A With Initial Sales Charge (4.75%)		0.94%	6.10%	4.89%	N/A
B With CDSC (Declining over six years from 4% to 0%) (x)		1.18%	5.98%	4.55%	N/A
C With CDSC (1% for 12 months) (x)		4.08%	6.23%	4.51%	N/A
529A With Initial Sales Charge (4.75%)		0.89%	6.02%	4.66%	N/A
529B With CDSC (Declining over six years from 4% to 0%) (x)		1.02%	5.82%	4.33%	N/A
529C With CDSC (1% for 12 months) (x)		4.12%	6.16%	4.35%	N/A

Class I, R1, R2, R3, R4, and R5 shares do not have a sales charge.

On May 30, 2012, Class W shares were redesignated Class R5. See Note 5 for additional information.

CDSC – Contingent Deferred Sales Charge.

(f)	Source: FactSet Research Systems Inc.

Performance Summary – continued

(t)	For the period from the class inception date through the stated period end (for those share classes with less than 10 years of performance history). No comparative benchmark performance information is provided for “life” periods. (See Notes to Performance Summary.)
(x)	Assuming redemption at the end of the applicable period.

Benchmark Definition

Barclays U.S. Aggregate Bond Index – a market capitalization-weighted index that measures the performance of the U.S. investment-grade, fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities with at least one year to final maturity.

It is not possible to invest directly in an index.

Notes to Performance Summary

Class 529 shares are only available in conjunction with qualified tuition programs, such as the MFS 529 Savings Plan. There also is an additional fee, which is detailed in the program description, on qualified tuition programs. If this fee was reflected, the performance for Class 529 shares would have been lower. This annual fee is waived for Oregon residents and for those accounts with assets of $25,000 or more.

Average annual total return represents the average annual change in value for each share class for the periods presented. Life returns are presented where the share class has less than 10 years of performance history and represent the average annual total return from the class inception date to the stated period end date. As the fund’s share classes may have different inception dates, the life returns may represent different time periods and may not be comparable. As a result, no comparative benchmark performance information is provided for life periods.

Performance results reflect any applicable expense subsidies and waivers in effect during the periods shown. Without such subsidies and waivers the fund’s performance results would be less favorable. Please see the prospectus and financial statements for complete details.

Performance results do not include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles and may differ from amounts reported in the financial highlights.

From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.

EXPENSE TABLE

Fund expenses borne by the shareholders during the period, November 1, 2012 through April 30, 2013

As a shareholder of the fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on certain purchase or redemption payments, and (2) ongoing costs, including management fees; distribution and service (12b-1) fees; and other fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period November 1, 2012 through April 30, 2013.

Actual Expenses

The first line for each share class in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the following table provides information about hypothetical account values and hypothetical expenses based on the fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Table – continued

Share Class		Annualized Expense Ratio	Beginning Account Value 11/01/12	Ending Account Value 4/30/13	Expenses Paid During Period (p) 11/01/12-4/30/13
A	Actual	0.82%	$1,000.00	$1,014.21	$4.10
	Hypothetical (h)	0.82%	$1,000.00	$1,020.73	$4.11
B	Actual	1.57%	$1,000.00	$1,010.48	$7.83
	Hypothetical (h)	1.57%	$1,000.00	$1,017.01	$7.85
C	Actual	1.67%	$1,000.00	$1,009.92	$8.32
	Hypothetical (h)	1.67%	$1,000.00	$1,016.51	$8.35
I	Actual	0.67%	$1,000.00	$1,014.96	$3.35
	Hypothetical (h)	0.67%	$1,000.00	$1,021.47	$3.36
R1	Actual	1.67%	$1,000.00	$1,009.92	$8.32
	Hypothetical (h)	1.67%	$1,000.00	$1,016.51	$8.35
R2	Actual	1.17%	$1,000.00	$1,012.44	$5.84
	Hypothetical (h)	1.17%	$1,000.00	$1,018.99	$5.86
R3	Actual	0.92%	$1,000.00	$1,013.70	$4.59
	Hypothetical (h)	0.92%	$1,000.00	$1,020.23	$4.61
R4	Actual	0.67%	$1,000.00	$1,014.97	$3.35
	Hypothetical (h)	0.67%	$1,000.00	$1,021.47	$3.36
R5	Actual	0.57%	$1,000.00	$1,015.45	$2.85
	Hypothetical (h)	0.57%	$1,000.00	$1,021.97	$2.86
529A	Actual	0.87%	$1,000.00	$1,013.95	$4.34
	Hypothetical (h)	0.87%	$1,000.00	$1,020.48	$4.36
529B	Actual	1.72%	$1,000.00	$1,009.67	$8.57
	Hypothetical (h)	1.72%	$1,000.00	$1,016.27	$8.60
529C	Actual	1.72%	$1,000.00	$1,009.67	$8.57
	Hypothetical (h)	1.72%	$1,000.00	$1,016.27	$8.60

(h)	5% class return per year before expenses.
(p)	Expenses paid are equal to each class’s annualized expense ratio, as shown above, multiplied by the average account value over the period, multiplied by the number of days in the period, divided by the number of days in the year. Expenses paid do not include any applicable sales charges (loads). If these transaction costs had been included, your costs would have been higher.

PORTFOLIO OF INVESTMENTS

4/30/13

The Portfolio of Investments is a complete list of all securities owned by your fund. It is categorized by broad-based asset classes.

Bonds - 96.7%
Issuer	Shares/Par	Value ($)
Aerospace - 0.5%
Bombardier, Inc., 7.75%, 2020 (n)	$7,300,000	$8,650,500
Huntington Ingalls Industries, Inc., 6.875%, 2018	7,990,000	8,838,909

		$17,489,409
Apparel Manufacturers - 0.2%
PVH Corp., 7.375%, 2020	$5,950,000	$6,686,313
PVH Corp., 4.5%, 2022	200,000	206,250

		$6,892,563
Asset-Backed & Securitized - 11.6%
Anthracite Ltd., “A”, CDO, FRN, 0.559%, 2019 (z)	$4,873,884	$4,827,582
Anthracite Ltd., “CFL”, CDO, FRN, 1.449%, 2037 (z)	695,090	670,762
Anthracite Ltd., CDO III, 6.077%, 2039 (a)(p)(z)	5,701,755	285,088
ARI Fleet Lease Trust, “A”, FRN, 0.749%, 2020 (n)	5,094,378	5,109,753
ARI Fleet Lease Trust, “A”, FRN, 0.499%, 2021 (n)	6,509,724	6,494,250
Babson Ltd., CLO, “A1”, FRN, 0.526%, 2019 (z)	1,942,214	1,927,074
Banc of America Commercial Mortgage, Inc., 5.338%, 2043 (z)	9,482,898	10,520,725
Banc of America Commercial Mortgage, Inc., FRN, 5.789%, 2049 (z)	2,193,253	2,536,942
Banc of America Large Loan Ball, FRN, 5.325%, 2044 (z)	4,841,721	5,344,873
Bayview Commercial Asset Trust, FRN, 0.51%, 2035 (z)	534,058	428,407
Bayview Commercial Asset Trust, FRN, 0%, 2036 (i)(z)	12,979,037	25,082
Bayview Commercial Asset Trust, FRN, 0.47%, 2036 (z)	422,619	364,415
Bayview Commercial Asset Trust, FRN, 3.007%, 2036 (i)(z)	12,882,981	118,616
Bayview Commercial Asset Trust, FRN, 3.858%, 2036 (i)(z)	21,481,956	497,782
Bayview Commercial Asset Trust, FRN, 3.789%, 2036 (i)(z)	10,568,732	295,722
Bayview Commercial Asset Trust, FRN, 4.048%, 2037 (i)(z)	23,971,113	874,591
Bayview Financial Acquisition Trust, FRN, 5.638%, 2036	1,477,089	1,454,209
Bayview Financial Acquisition Trust, FRN, 5.483%, 2041	1,456,007	1,498,408
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.798%, 2040 (z)	3,171,167	1,687,164
Capital Trust Realty Ltd., CDO, 5.16%, 2035 (n)	3,116,256	3,121,866
Capital Trust Realty Ltd., CDO, 5.267%, 2035 (z)	7,074,200	7,079,859
Cent CDO XI Ltd., “A1”, FRN, 0.536%, 2019 (z)	5,916,108	5,849,955
Chesapeake Funding LLC, “A”, FRN, 0.95%, 2023 (z)	8,280,000	8,316,449
Citigroup/Deutsche Bank Commercial Mortgage Trust, 5.322%, 2049	28,251,642	32,170,908
Citigroup/Deutsche Bank Commercial Mortgage Trust, FRN, 5.392%, 2044	400,000	439,330

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
Commercial Mortgage Asset Trust, FRN, 0.747%, 2032 (i)(z)	$7,781,572	$26,582
Countrywide Asset-Backed Certificates, FRN, 5.212%, 2036	763,280	672,899
Credit Acceptance Auto Loan Trust, “A”, 2.2%, 2019 (z)	3,714,000	3,771,634
Credit Acceptance Auto Loan Trust, “A”, 1.52%, 2020 (n)	5,595,000	5,636,392
Credit Suisse Mortgage Capital Certificate, 5.311%, 2039	7,531,000	8,448,419
Credit Suisse Mortgage Capital Certificate 2007-C4, FRN, 5.955%, 2039	7,452,425	8,565,139
Credit Suisse Mortgage Capital Certificate, FRN, 5.694%, 2040	1,275,594	1,323,110
Credit-Based Asset Servicing & Securitization LLC, 4.736%, 2035	1,093,452	1,050,330
Credit-Based Asset Servicing & Securitization LLC, FRN, 4.677%, 2037 (d)(q)	1,800,392	990,876
Credit-Based Asset Servicing & Securitization LLC, FRN, 4.574%, 2037 (d)(q)	2,189,244	1,323,709
Crest G-Star, CDO, 6.95%, 2032 (z)	2,733,631	2,760,967
Crest Ltd., “A1” CDO, FRN, 0.764%, 2018 (z)	927,426	913,515
Crest Ltd., “A2”, CDO, 4.669%, 2018 (z)	284,698	285,054
CWCapital Cobalt Ltd., “A4”, FRN, 5.985%, 2046	7,960,070	9,340,553
CWCapital LLC, 5.223%, 2048	6,335,000	7,064,830
Falcon Franchise Loan LLC, FRN, 6.871%, 2023 (i)(z)	115,477	13,857
Falcon Franchise Loan LLC, FRN, 9.795%, 2025 (i)(z)	1,165,887	183,277
First Union National Bank Commercial Mortgage, FRN, 1.874%, 2043 (i)(z)	1,587,673	2,547
First Union-Lehman Brothers Bank of America, FRN, 0.667%, 2035 (i)	3,046,315	39,084
Ford Credit Floorplan Master Owner Trust, “A”, FRN, 0.549%, 2016	14,401,000	14,427,080
GE Capital Commercial Mortgage Corp., “A”, 5.543%, 2049	3,400,691	3,875,546
GE Equipment Transportation LLC, “A2”, 0.77%, 2014	3,400,999	3,404,019
GMAC Mortgage Corp. Loan Trust, FRN, 5.805%, 2036	1,743,024	1,664,389
Goldman Sachs Mortgage Securities Corp., FRN, 5.788%, 2045	15,788,108	18,169,128
Gramercy Real Estate Ltd., CDO, FRN, 0.596%, 2035 (z)	411,778	397,366
Greenwich Capital Commercial Funding Corp., 5.736%, 2049	6,903,563	8,042,250
Hertz Vehicle Financing LLC, 2010-1A, “A1”, 2.6%, 2015 (n)	5,998,000	6,074,672
IMPAC CMB Trust, FRN, 0.94%, 2034	170,913	165,037
IMPAC CMB Trust, FRN, 1.12%, 2034	85,457	73,639
IMPAC Secured Assets Corp., FRN, 0.55%, 2036	650,536	642,196
JPMorgan Chase Commercial Mortgage Securities Corp., 4.865%, 2046	2,195,695	2,237,839
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 6.002%, 2049	15,661,513	16,628,940
JPMorgan Chase Commercial Mortgage Securities Corp., “A3”, FRN, 6.126%, 2051	21,360,633	22,424,649
JPMorgan Chase Commercial Mortgage Securities Corp., “A4”, FRN, 6.002%, 2049	11,373,576	13,162,480

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Asset-Backed & Securitized - continued
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.621%, 2042 (n)	$4,180,000	$416,152
JPMorgan Chase Commercial Mortgage Securities Corp., FRN, 5.91%, 2049	2,662,741	3,079,612
KKR Financial CLO Ltd., “A1”, FRN, 0.546%, 2017 (z)	1,078,847	1,072,834
KKR Financial CLO Ltd., “C”, FRN, 1.725%, 2021 (n)	7,811,290	7,342,613
LB Commercial Conduit Mortgage Trust, FRN, 1.575%, 2035 (i)	2,002,906	71,874
Mach One Trust Commercial Mortgage, CDO, “B”, 5.43%, 2040 (z)	1,170,021	1,171,483
Merrill Lynch Mortgage Investors, Inc., 5.45%, 2037 (d)(q)	2,390,636	561,161
Merrill Lynch Mortgage Trust, “A3”, FRN, 6.044%, 2050	8,250,000	8,700,772
Merrill Lynch/Countrywide Commercial Mortgage Trust, FRN, 5.81%, 2050	22,016,127	25,255,712
Morgan Stanley Capital I, Inc., FRN, 1.332%, 2031 (i)(z)	285,210	12
Morgan Stanley Re-REMIC Trust, FRN, 5.982%, 2045 (z)	17,036,082	19,459,397
Nationslink Funding Corp., FRN, 2.242%, 2030 (i)	118,138	7
Option One Mortgage Loan Trust, FRN, 5.611%, 2037	1,280,000	980,951
Ownit Mortgage Loan Asset-Backed Certificates, FRN, 3.776%, 2036 (d)(q)	1,077,375	522,395
Preferred Term Securities XIX Ltd., CDO, FRN, 0.63%, 2035 (z)	7,180,940	5,553,954
Race Point CLO Ltd., “A1A”, FRN, 0.474%, 2021 (z)	18,919,000	18,629,710
Residential Asset Mortgage Products, Inc., FRN, 4.971%, 2034	348,592	348,373
Residential Funding Mortgage Securities, Inc., FRN, 5.32%, 2035	8,491,012	4,982,849
Santander Drive Auto Receivable Trust, “A2”, 0.91%, 2015	3,202,915	3,207,675
Santander Drive Auto Receivable Trust, “A2”, 0.57%, 2015	8,950,279	8,954,889
Smart Trust, “A2B”, FRN, 0.749%, 2014 (n)	6,471,078	6,480,265
Smart Trust, “A2B”, FRN, 0.529%, 2015 (n)	17,816,000	17,827,135
Thornburg Mortgage Securities Trust, FRN, 0.88%, 2043	25,901	25,682
Wachovia Bank Commercial Mortgage Trust, “A3”, FRN, 6.122%, 2051	1,791,405	1,853,347
Wachovia Bank Commercial Mortgage Trust, “A4”, FRN, 6.122%, 2051	10,682,873	12,271,811
Wachovia Bank Commercial Mortgage Trust, FRN, 5.924%, 2049	21,096,007	24,451,960

		$438,964,441
Automotive - 1.4%
Daimler Finance North America LLC, 1.875%, 2018 (n)	$7,204,000	$7,283,950
Delphi Corp., 5%, 2023	8,770,000	9,493,525
Ford Motor Credit Co. LLC, 3.984%, 2016	3,677,000	3,910,295
Ford Motor Credit Co. LLC, 8%, 2016	3,365,000	4,050,501
Ford Motor Credit Co. LLC, 5%, 2018	9,817,000	10,947,280
Harley-Davidson Financial Services, 3.875%, 2016 (n)	9,522,000	10,221,353
Hyundai Capital America, 2.125%, 2017 (n)	1,363,000	1,366,251
Lear Corp., 8.125%, 2020	5,144,000	5,793,430

		$53,066,585

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Biotechnology - 0.6%
Life Technologies Corp., 5%, 2021	$20,509,000	$23,047,050

Broadcasting - 0.7%
Discovery Communications, Inc., 4.95%, 2042	$5,225,000	$5,700,700
News America, Inc., 8.5%, 2025	120,000	166,742
SES S.A., 3.6%, 2023 (n)	3,480,000	3,599,481
Vivendi S.A., 4.75%, 2022 (n)	11,325,000	12,202,688
WPP Finance, 3.625%, 2022	5,113,000	5,210,433

		$26,880,044
Brokerage & Asset Managers - 0.5%
E*Trade Financial Corp., 6%, 2017	$8,640,000	$9,136,800
Invesco Finance PLC, 3.125%, 2022	3,588,000	3,692,895
TD Ameritrade Holding Corp., 5.6%, 2019	5,512,000	6,617,117

		$19,446,812
Building - 0.6%
CEMEX Finance LLC, 9.375%, 2022	$8,022,000	$9,205,245
Mohawk Industries, Inc., 6.375%, 2016	6,391,000	7,167,353
Mohawk Industries, Inc., 3.85%, 2023	3,818,000	3,986,347
Owens Corning, Inc., 6.5%, 2016	1,822,000	2,060,687

		$22,419,632
Cable TV - 1.2%
CCO Holdings LLC, 7.875%, 2018	$7,420,000	$7,891,170
Cox Communications, Inc., 4.625%, 2013	600,000	601,993
Lynx I Corp., 5.375%, 2021 (n)	460,000	491,050
Myriad International Holdings B.V., 6.375%, 2017 (n)	2,886,000	3,272,147
NBCUniversal Enterprise, Inc., 1.974%, 2019 (n)	2,540,000	2,582,367
NBCUniversal Media LLC, 5.95%, 2041	7,613,000	9,742,904
Time Warner Entertainment Co. LP, 8.375%, 2033	5,117,000	7,336,668
Videotron Ltee, 5%, 2022	4,940,000	5,088,200
Virgin Media Finance PLC, 5.25%, 2022	7,115,000	7,257,300

		$44,263,799
Chemicals - 0.6%
Dow Chemical Co., 8.55%, 2019	$10,900,000	$14,696,721
LyondellBasell Industries N.V., 6%, 2021	290,000	351,859
LyondellBasell Industries N.V., 5.75%, 2024	6,990,000	8,421,902

		$23,470,482
Computer Software - 0.0%
Verisign, Inc., 4.625%, 2023 (z)	$70,000	$71,750

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Computer Software - Systems - 0.2%
Apple, Inc., 2.4%, 2023	$8,399,000	$8,387,829

Conglomerates - 0.1%
General Electric Co., 4.125%, 2042	$5,234,000	$5,541,382

Consumer Products - 0.7%
Avon Products, Inc., 4.6%, 2020	$7,418,000	$7,967,681
Mattel, Inc., 5.45%, 2041	8,402,000	9,574,810
Newell Rubbermaid, Inc., 2.05%, 2017	3,750,000	3,786,379
Newell Rubbermaid, Inc., 4.7%, 2020	3,887,000	4,377,213

		$25,706,083
Consumer Services - 0.4%
eBay, Inc., 2.6%, 2022	$7,232,000	$7,275,182
Experian Finance PLC, 2.375%, 2017 (n)	5,923,000	6,055,598

		$13,330,780
Containers - 0.4%
Ardagh Packaging Finance PLC, 4.875%, 2022 (z)	$9,130,000	$9,335,425
Greif, Inc., 7.75%, 2019	5,615,000	6,583,588

		$15,919,013
Defense Electronics - 0.1%
BAE Systems Holdings, Inc., 6.375%, 2019 (n)	$2,705,000	$3,245,616

Electrical Equipment - 0.2%
Ericsson, Inc., 4.125%, 2022	$6,066,000	$6,432,993

Electronics - 0.3%
Intel Corp., 4.25%, 2042	$6,090,000	$6,036,993
Tyco Electronics Group S.A., 6.55%, 2017	3,194,000	3,825,812
Tyco Electronics Group S.A., 3.5%, 2022	1,340,000	1,385,438

		$11,248,243
Emerging Market Quasi-Sovereign - 1.4%
Banco do Brasil S.A., 5.875%, 2022	$3,130,000	$3,403,875
CNPC (HK) Overseas Capital Ltd., 4.5%, 2021 (n)	3,368,000	3,756,017
Gaz Capital S.A., 3.85%, 2020 (n)	4,339,000	4,391,068
Gazprom Neft, 4.375%, 2022 (n)	1,606,000	1,608,008
Petroleos Mexicanos, 4.875%, 2022	2,900,000	3,298,750
Petroleos Mexicanos, 6.5%, 2041	5,234,000	6,503,245
PTT PLC, 3.375%, 2022 (n)	6,964,000	7,020,311
PTT PLC, 4.5%, 2042 (n)	2,369,000	2,293,062
Rosneft, 4.199%, 2022 (n)	11,549,000	11,606,745

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Emerging Market Quasi-Sovereign - continued
Sinopec Capital 2013, 3.125%, 2023 (z)	$4,395,000	$4,328,214
Sinopec Capital 2013, 4.25%, 2043 (z)	3,614,000	3,523,003

		$51,732,298
Energy - Independent - 1.3%
Anadarko Petroleum Corp., 6.375%, 2017	$1,604,000	$1,919,903
EOG Resources, Inc., 2.625%, 2023	4,541,000	4,568,496
EQT Corp., 4.875%, 2021	5,460,000	5,894,611
Noble Energy, Inc., 4.15%, 2021	9,910,000	11,078,102
Pioneer Natural Resources Co., 6.65%, 2017	7,190,000	8,434,309
Plains Exploration & Production Co., 6.875%, 2023	8,930,000	10,169,038
Southwestern Energy Co., 7.5%, 2018	6,187,000	7,613,023

		$49,677,482
Energy - Integrated - 1.3%
BG Energy Capital PLC, 2.875%, 2016 (n)	$6,908,000	$7,336,945
Cenovus Energy, Inc., 4.45%, 2042	6,971,000	7,025,520
Chevron Corp., 1.104%, 2017	4,990,000	5,013,248
Lukoil International Finance B.V., 3.416%, 2018 (z)	4,542,000	4,621,302
Lukoil International Finance B.V., 4.563%, 2023 (z)	6,363,000	6,442,779
Pacific Rubiales Energy Corp., 5.125%, 2023 (n)	9,177,000	9,452,310
Total Capital International S.A., 1.55%, 2017	8,593,000	8,764,284

		$48,656,388
Entertainment - 0.1%
Six Flags Entertainment Corp., 5.25%, 2021 (n)	$5,280,000	$5,464,800

Financial Institutions - 2.0%
CIT Group, Inc., 5.5%, 2019 (n)	$7,342,000	$8,278,105
General Electric Capital Corp., 2.1%, 2019	3,604,000	3,696,417
General Electric Capital Corp., 4.65%, 2021	6,757,000	7,722,366
General Electric Capital Corp., 3.15%, 2022	8,589,000	8,731,706
General Electric Capital Corp., 3.1%, 2023	9,552,000	9,691,822
International Lease Finance Corp., 5.75%, 2016	5,264,000	5,725,563
International Lease Finance Corp., 7.125%, 2018 (n)	5,888,000	7,006,720
Nationstar Mortgage LLC/Capital Corp., 9.625%, 2019 (n)	695,000	800,988
Nationstar Mortgage LLC/Capital Corp., 9.625%, 2019 (n)	3,030,000	3,507,225
NYSE Euronext, 2%, 2017	4,518,000	4,638,143
SLM Corp., 6.25%, 2016	3,318,000	3,608,325
SLM Corp., 6%, 2017	2,065,000	2,235,363
SLM Corp., 4.625%, 2017	11,437,000	11,895,955

		$77,538,698

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Food & Beverages - 1.5%
Anheuser-Busch InBev S.A., 1.25%, 2018	$7,229,000	$7,282,545
Anheuser-Busch InBev S.A., 7.75%, 2019	9,724,000	12,827,308
Grupo Bimbo S.A.B. de C.V., 4.5%, 2022 (n)	4,886,000	5,407,331
Kraft Foods Group, Inc., 5%, 2042	8,461,000	9,588,141
Kraft Foods, Inc., 6.125%, 2018	2,538,000	3,045,440
Kraft Foods, Inc., 5.375%, 2020	1,104,000	1,320,617
Mead Johnson Nutrition Co., “A”, 4.9%, 2019	3,146,000	3,612,693
Tyson Foods, Inc., 6.6%, 2016	8,949,000	10,230,900
Tyson Foods, Inc., 4.5%, 2022	4,645,000	5,128,730

		$58,443,705
Forest & Paper Products - 0.3%
Georgia-Pacific Corp., 5.4%, 2020 (n)	$5,083,000	$6,075,136
Smurfit Kappa Group PLC, 4.875%, 2018 (n)	6,695,000	6,946,063

		$13,021,199
Gaming & Lodging - 0.2%
Wyndham Worldwide Corp., 2.5%, 2018	$2,574,000	$2,594,903
Wyndham Worldwide Corp., 4.25%, 2022	5,675,000	6,007,419

		$8,602,322
Healthcare Revenue - Hospitals - 0.2%
Kaiser Foundation Hospitals, 3.5%, 2022	$7,059,000	$7,512,138

Insurance - 1.4%
American International Group, Inc., 4.875%, 2016	$4,739,000	$5,275,659
American International Group, Inc., 3.8%, 2017	6,986,000	7,579,803
American International Group, Inc., 6.4%, 2020	8,214,000	10,277,340
ING U.S., Inc., 2.9%, 2018 (n)	3,264,000	3,340,531
Metropolitan Life Global Funding I, 5.125%, 2014 (n)	2,570,000	2,700,219
Pacific Lifecorp, 5.125%, 2043 (n)	7,926,000	8,075,310
Unum Group, 7.125%, 2016	2,220,000	2,612,445
UnumProvident Corp., 6.85%, 2015 (n)	11,413,000	12,830,632

		$52,691,939
Insurance - Health - 0.3%
Humana, Inc., 7.2%, 2018	$9,203,000	$11,273,970

Insurance - Property & Casualty - 2.1%
Allied World Assurance, 5.5%, 2020	$3,670,000	$4,219,120
AXIS Capital Holdings Ltd., 5.75%, 2014	5,360,000	5,743,395
Berkshire Hathaway, Inc., 4.5%, 2043	10,252,000	10,749,735
CNA Financial Corp., 5.875%, 2020	6,990,000	8,358,824
Marsh & McLennan Cos., Inc., 4.8%, 2021	10,943,000	12,640,730

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Insurance - Property & Casualty - continued
PartnerRe Ltd., 5.5%, 2020	$4,882,000	$5,639,818
QBE Capital Funding III Ltd., FRN, 7.25%, 2041 (n)	7,155,000	7,593,244
QBE Insurance Group Ltd., 2.4%, 2018 (z)	3,721,000	3,744,926
Swiss Re Ltd. , 4.25%, 2042 (n)	2,967,000	3,000,969
XL Group PLC, FRN, 6.5% to 2017, FRN to 2049	9,289,000	9,126,443
ZFS Finance USA Trust II, 6.45% to 2016, FRN to 2065 (n)	2,405,000	2,597,400
ZFS Finance USA Trust V, 6.5% to 2017, FRN to 2067 (n)	6,524,000	6,980,680

		$80,395,284
International Market Quasi-Sovereign - 0.7%
Achmea Hypotheekbank N.V., 3.2%, 2014 (n)	$381,000	$397,955
Electricite de France, FRN, 5.25%, 2049 (n)	7,217,000	7,259,364
ING Bank N.V., 3.9%, 2014 (n)	6,800,000	7,013,207
NIBC Bank N.V., 2.8%, 2014 (z)	1,197,000	1,243,029
Societe Financement de l’ Economie Francaise, 3.375%, 2014 (n)	7,905,000	8,148,316
Statoil A.S.A., 2.45%, 2023	3,936,000	3,954,507

		$28,016,378
Internet - 0.1%
Baidu, Inc., 3.5%, 2022	$2,898,000	$2,915,556

Local Authorities - 0.9%
State of California (Build America Bonds), 7.625%, 2040	$1,360,000	$2,036,083
State of California (Build America Bonds), 7.6%, 2040	10,440,000	15,840,403
State of Illinois (Build America Bonds), 6.63%, 2035	7,235,000	8,329,945
State of Illinois (Build America Bonds), 6.9%, 2035	5,360,000	6,435,806
State of Illinois (Build America Bonds), 6.725%, 2035	1,560,000	1,813,672

		$34,455,909
Machinery & Tools - 0.3%
Case New Holland, Inc., 7.875%, 2017	$8,995,000	$10,704,050

Major Banks - 6.9%
ABN AMRO Bank N.V., 4.25%, 2017 (n)	$7,822,000	$8,593,953
Banco Santander U.S. Debt S.A.U., 3.781%, 2015 (n)	7,100,000	7,226,948
Bank of America Corp., 6.5%, 2016	1,460,000	1,683,979
Bank of America Corp., 5.65%, 2018	19,525,000	22,666,494
Bank of America Corp., 5.625%, 2020	2,505,000	2,972,821
Bank of America Corp., 5.875%, 2021	4,930,000	5,949,115
Bank of America Corp., 3.3%, 2023	15,044,000	15,236,999
Bank of America Corp., 5.875%, 2042	5,303,000	6,630,590
DBS Bank Ltd., 3.625% to 2017, FRN to 2022 (n)	5,702,000	5,972,127
Goldman Sachs Group, Inc., 5.625%, 2017	4,693,000	5,254,245
Goldman Sachs Group, Inc., 2.375%, 2018	7,171,000	7,308,325

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Major Banks - continued
Goldman Sachs Group, Inc., 3.625%, 2023	$16,972,000	$17,605,819
HSBC Holdings PLC, 4%, 2022	7,694,000	8,522,898
HSBC USA, Inc., 4.875%, 2020	5,500,000	6,290,350
ING Bank N.V., 2%, 2015 (n)	6,554,000	6,664,763
ING Bank N.V., 3.75%, 2017 (n)	2,945,000	3,167,112
JPMorgan Chase & Co., 2%, 2017	3,141,000	3,223,288
JPMorgan Chase & Co., 4.25%, 2020	5,000,000	5,600,375
JPMorgan Chase & Co., 4.5%, 2022	6,850,000	7,737,157
JPMorgan Chase & Co., 3.25%, 2022	4,744,000	4,857,918
JPMorgan Chase & Co., 3.2%, 2023	18,195,000	18,646,491
JPMorgan Chase Bank N.A., 5.875%, 2016	4,250,000	4,834,192
Merrill Lynch & Co., Inc., 6.05%, 2016	6,749,000	7,506,332
Morgan Stanley, 5.75%, 2016	7,752,000	8,757,993
Morgan Stanley, 5.5%, 2020	4,790,000	5,587,818
Morgan Stanley, 5.5%, 2021	20,255,000	23,771,633
Morgan Stanley, 4.875%, 2022	6,531,000	7,040,294
Morgan Stanley, 3.75%, 2023	5,134,000	5,328,291
PNC Funding Corp., 5.625%, 2017	8,496,000	9,724,488
Regions Financial Corp., 2%, 2018	3,688,000	3,674,299
Royal Bank of Scotland PLC, 2.55%, 2015	4,259,000	4,387,021
Wachovia Corp., 6.605%, 2025	2,393,000	3,114,571
Wells Fargo & Co., 3.5%, 2022	4,468,000	4,793,020

		$260,331,719
Medical & Health Technology & Services - 0.5%
Catholic Health Initiatives, 2.95%, 2022	$4,580,000	$4,669,534
Express Scripts Holding Co., 2.65%, 2017	6,827,000	7,176,973
HCA, Inc., 7.875%, 2020	7,855,000	8,709,231

		$20,555,738
Metals & Mining - 0.8%
Barrick North America Finance LLC, 5.75%, 2043 (z)	$7,792,000	$7,823,106
Freeport-McMoRan Copper & Gold, Inc., 5.45%, 2043 (n)	9,258,000	9,391,648
Rio Tinto Finance (USA) PLC, 3.5%, 2022	7,669,000	8,011,705
Southern Copper Corp., 6.75%, 2040	5,181,000	6,003,028

		$31,229,487
Mortgage-Backed - 19.9%
Fannie Mae, 4.665%, 2013 - 2015	$1,279,149	$1,339,562
Fannie Mae, 4.606%, 2014	1,310,224	1,328,478
Fannie Mae, 4.62%, 2014 - 2015	4,099,710	4,277,834
Fannie Mae, 4.77%, 2014	1,663,654	1,712,766
Fannie Mae, 4.826%, 2014	3,572,244	3,680,127
Fannie Mae, 4.86%, 2014	1,518,451	1,588,125

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Fannie Mae, 5.05%, 2014	$1,151,896	$1,202,561
Fannie Mae, 5.409%, 2014	2,294,255	2,375,638
Fannie Mae, 4.53%, 2015	1,120,068	1,190,837
Fannie Mae, 4.56%, 2015	21,676	23,003
Fannie Mae, 4.6%, 2015	1,792,392	1,907,452
Fannie Mae, 4.7%, 2015	27,130	29,044
Fannie Mae, 4.78%, 2015	2,466,394	2,630,776
Fannie Mae, 4.815%, 2015	1,786,384	1,896,446
Fannie Mae, 4.85%, 2015	1,367,921	1,439,244
Fannie Mae, 4.87%, 2015	1,150,986	1,221,877
Fannie Mae, 4.89%, 2015	359,303	385,532
Fannie Mae, 4.908%, 2015	2,129,106	2,255,936
Fannie Mae, 4.94%, 2015	2,641,000	2,823,331
Fannie Mae, 5.09%, 2016	2,699,566	2,958,407
Fannie Mae, 5.136%, 2016	523,143	571,996
Fannie Mae, 5.35%, 2016	2,646,069	2,935,650
Fannie Mae, 5.395%, 2016	2,320,770	2,575,128
Fannie Mae, 5.424%, 2016	4,950,933	5,516,950
Fannie Mae, 5.5%, 2016 - 2038	77,421,238	84,375,692
Fannie Mae, 5.725%, 2016	2,085,523	2,346,254
Fannie Mae, 5.93%, 2016	1,197,827	1,327,132
Fannie Mae, 2.71%, 2017	1,506,968	1,611,341
Fannie Mae, 4.992%, 2017	4,248,547	4,492,331
Fannie Mae, 5.28%, 2017	2,600,390	2,896,455
Fannie Mae, 5.479%, 2017	1,086,309	1,254,167
Fannie Mae, 5.54%, 2017	1,443,869	1,613,602
Fannie Mae, 2.578%, 2018	11,000,000	11,670,164
Fannie Mae, 3.84%, 2018	1,413,683	1,575,211
Fannie Mae, 3.849%, 2018	3,718,277	4,168,029
Fannie Mae, 3.99%, 2018	2,450,000	2,753,372
Fannie Mae, 5%, 2018 - 2040	41,633,098	45,260,026
Fannie Mae, 2.43%, 2019	1,974,991	2,098,585
Fannie Mae, 5.18%, 2019	526,334	601,336
Fannie Mae, 4.88%, 2020	630,796	704,366
Fannie Mae, 5.19%, 2020	2,792,160	3,202,694
Fannie Mae, 4.5%, 2025	1,851,465	1,986,675
Fannie Mae, 3%, 2027	2,616,380	2,767,340
Fannie Mae, 6.5%, 2031 - 2033	374,722	434,955
Fannie Mae, 4.5%, 2034 - 2040	10,779,842	11,729,026
Fannie Mae, 6%, 2034 - 2038	24,966,023	27,608,413
Fannie Mae, 3.5%, 2041 - 2042	12,961,658	13,930,113
Fannie Mae, 4%, 2041	22,908,980	24,528,493
Fannie Mae, TBA, 3%, 2028	17,430,000	18,407,715

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Mortgage-Backed - continued
Fannie Mae, TBA, 3.5%, 2043	$109,770,000	$116,956,510
Freddie Mac, 1.655%, 2016	6,270,432	6,455,548
Freddie Mac, 1.426%, 2017	6,993,000	7,148,098
Freddie Mac, 3.882%, 2017	8,787,000	9,810,659
Freddie Mac, 5.5%, 2017 - 2038	13,913,238	15,125,133
Freddie Mac, 2.303%, 2018	2,159,711	2,277,491
Freddie Mac, 2.323%, 2018	5,437,000	5,737,628
Freddie Mac, 2.412%, 2018	4,630,000	4,904,267
Freddie Mac, 3.154%, 2018	3,479,000	3,800,296
Freddie Mac, 5%, 2018 - 2040	13,898,359	15,061,257
Freddie Mac, 1.869%, 2019	8,154,000	8,298,207
Freddie Mac, 2.13%, 2019	14,841,000	15,513,045
Freddie Mac, 3.32%, 2020	2,772,673	2,997,966
Freddie Mac, 4.251%, 2020	4,741,000	5,444,910
Freddie Mac, 4%, 2025 - 2040	28,206,553	30,086,682
Freddie Mac, 4.5%, 2025 - 2041	3,550,929	3,818,001
Freddie Mac, 3.5%, 2026 - 2042	13,306,626	14,245,436
Freddie Mac, 6%, 2033 - 2038	5,806,480	6,410,804
Freddie Mac, TBA, 3.5%, 2043	21,200,000	22,523,570
Ginnie Mae, 6%, 2034 - 2038	6,450,611	7,327,000
Ginnie Mae, 5.5%, 2038 - 2042	10,973,387	12,024,874
Ginnie Mae, 4.5%, 2039 - 2041	56,350,336	62,299,201
Ginnie Mae, 3.5%, 2040 - 2042	24,267,062	26,528,117
Ginnie Mae, 4%, 2040	15,152,954	16,616,565
Ginnie Mae, TBA, 4.5%, 2043	9,191,000	10,065,581

		$752,687,033
Municipals - 0.1%
Florida Hurricane Catastrophe Fund Finance Corp. Rev, “A”, 1.298%, 2016	$2,565,000	$2,579,133

Natural Gas - Pipeline - 1.3%
DCP Midstream LLC, 3.875%, 2023	$3,064,000	$3,139,754
Energy Transfer Partners LP, 4.65%, 2021	8,511,000	9,431,065
Energy Transfer Partners LP, 5.15%, 2043	5,108,000	5,327,670
Kinder Morgan Energy Partners LP, 6.95%, 2038	2,580,000	3,399,011
Kinder Morgan Energy Partners LP, 6.375%, 2041	7,490,000	9,436,898
MarkWest Energy Partners LP, 5.5%, 2023	2,675,000	2,935,813
Spectra Energy Capital LLC, 8%, 2019	8,284,000	10,951,075
Williams Cos., Inc., 3.7%, 2023	2,784,000	2,812,149

		$47,433,435

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Network & Telecom - 0.5%
AT&T, Inc., 5.35%, 2040	$7,380,000	$8,332,662
AT&T, Inc., 5.55%, 2041	2,259,000	2,607,503
Centurylink, Inc., 7.65%, 2042	8,681,000	8,941,430

		$19,881,595
Oil Services - 0.8%
Qgog Constellation S.A., 6.25%, 2019 (n)	$8,618,000	$9,066,136
Rowan Cos., Inc., 5.4%, 2042	8,898,000	9,160,251
Schlumberger Norge A.S., 1.25%, 2017 (n)	11,361,000	11,418,237

		$29,644,624
Other Banks & Diversified Financials - 3.0%
BBVA Bancomer S.A. de C.V., 6.75%, 2022 (n)	$4,540,000	$5,221,000
Capital One Bank (USA) N.A., 3.375%, 2023	4,224,000	4,298,013
Capital One Financial Corp., 6.15%, 2016	6,690,000	7,670,580
Citigroup, Inc., 4.45%, 2017	4,631,000	5,121,145
Citigroup, Inc., 6.125%, 2018	3,435,000	4,134,332
Citigroup, Inc., 8.5%, 2019	7,251,000	9,754,125
Citigroup, Inc., 4.5%, 2022	8,584,000	9,692,615
Citigroup, Inc., 3.375%, 2023	4,990,000	5,167,444
Discover Bank, 7%, 2020	9,837,000	12,292,187
Fifth Third Bancorp, 3.5%, 2022	4,075,000	4,323,449
Groupe BPCE S.A., FRN, 12.5% to 2019, FRN to 2049 (n)	9,277,000	11,638,859
Intesa Sanpaolo S.p.A., 3.875%, 2018	4,699,000	4,702,195
LBG Capital No. 1 PLC, 7.875%, 2020 (n)	3,302,000	3,605,784
Rabobank Nederland N.V., 3.95%, 2022	6,203,000	6,394,270
Santander Holdings USA, Inc., 4.625%, 2016	3,739,000	4,014,190
Santander UK PLC, FRN, 8.963% to 2030, FRN to 2049	6,715,000	7,990,850
SunTrust Banks, Inc., 3.5%, 2017	3,701,000	3,973,190
SunTrust Banks, Inc., 2.75%, 2023	2,879,000	2,890,243

		$112,884,471
Personal Computers & Peripherals - 0.3%
Equifax, Inc., 3.3%, 2022	$8,758,000	$8,775,551
Motorola Solutions, Inc., 3.5%, 2023	4,091,000	4,167,674

		$12,943,225
Pharmaceuticals - 0.6%
Celgene Corp., 2.45%, 2015	$7,103,000	$7,367,246
Celgene Corp., 1.9%, 2017	7,253,000	7,394,695
Teva Pharmaceutical Finance B.V., 2.95%, 2022	5,993,000	6,116,582

		$20,878,523

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Printing & Publishing - 0.2%
Moody’s Corp., 4.5%, 2022	$2,558,000	$2,719,622
Pearson Funding Four PLC, 3.75%, 2022 (n)	4,882,000	5,140,941

		$7,860,563
Railroad & Shipping - 0.0%
Canadian Pacific Railway Co., 4.45%, 2023	$1,366,000	$1,528,462

Real Estate - 1.7%
Alexandria Real Estate Equities, Inc., REIT, 4.6%, 2022	$4,863,000	$5,364,828
Boston Properties LP, REIT, 3.7%, 2018	5,442,000	5,999,087
DDR Corp., REIT, 4.625%, 2022	4,107,000	4,544,149
ERP Operating LP, REIT, 3%, 2023	3,441,000	3,477,203
HCP, Inc., REIT, 3.75%, 2019	4,862,000	5,271,507
HCP, Inc., REIT, 5.375%, 2021	4,940,000	5,859,596
Kimco Realty Corp., REIT, 5.783%, 2016	7,684,000	8,659,929
Liberty Property LP, REIT, 5.5%, 2016	4,563,000	5,158,686
Simon Property Group, Inc., REIT, 10.35%, 2019	4,593,000	6,679,977
WEA Finance LLC, 6.75%, 2019 (n)	6,948,000	8,630,826
WEA Finance LLC/WT Finance Australia, 3.375%, 2022 (n)	3,508,000	3,622,445

		$63,268,233
Retailers - 0.9%
Cencosud S.A., 4.875%, 2023 (n)	$1,076,000	$1,113,767
Gap, Inc., 5.95%, 2021	13,252,000	15,611,558
Home Depot, Inc., 5.95%, 2041	3,217,000	4,271,208
Kohl’s Corp., 3.25%, 2023	7,173,000	7,098,824
Target Corp., 4%, 2042	4,523,000	4,583,780
Wesfarmers Ltd., 1.874%, 2018 (n)	2,665,000	2,704,176

		$35,383,313
Specialty Chemicals - 0.7%
Ecolab, Inc., 4.35%, 2021	$10,052,000	$11,320,824
Mexichem S.A.B. de C.V., 6.75%, 2042 (n)	7,152,000	8,206,920
SIBUR Securities Ltd., 3.914%, 2018 (n)	6,086,000	5,981,017

		$25,508,761
Specialty Stores - 0.2%
Advance Auto Parts, Inc., 5.75%, 2020	$4,783,000	$5,340,263
Advance Auto Parts, Inc., 4.5%, 2022	630,000	651,247

		$5,991,510
Telecommunications - Wireless - 0.8%
American Tower Corp., REIT, 4.5%, 2018	$12,073,000	$13,381,279
American Tower Corp., REIT, 3.5%, 2023	2,293,000	2,316,506

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
Telecommunications - Wireless - continued
Crown Castle Towers LLC, 6.113%, 2020 (n)	$7,264,000	$8,926,178
Crown Castle Towers LLC, 4.883%, 2020 (n)	3,480,000	4,016,379

		$28,640,342
Tobacco - 1.1%
Altria Group, Inc., 2.85%, 2022	$10,322,000	$10,300,881
Altria Group, Inc., 2.95%, 2023	2,970,000	2,958,524
Lorillard Tobacco Co., 8.125%, 2019	11,989,000	15,349,517
Reynolds American, Inc., 6.75%, 2017	10,032,000	12,047,539

		$40,656,461
Transportation - Services - 0.3%
ERAC USA Finance Co., 7%, 2037 (n)	$9,010,000	$11,872,648

U.S. Government Agencies and Equivalents - 1.8%
National Credit Union Administration Guaranteed Note, 2.9%, 2020	$5,600,000	$5,984,216
Small Business Administration, 5.94%, 2016	90,483	96,504
Small Business Administration, 5.37%, 2016	216,648	227,600
Small Business Administration, 6.35%, 2021	10,817	12,058
Small Business Administration, 6.34%, 2021	14,062	15,511
Small Business Administration, 6.44%, 2021	16,042	17,840
Small Business Administration, 5.34%, 2021	95,934	105,300
Small Business Administration, 6.07%, 2022	54,608	60,664
Small Business Administration, 4.35%, 2023	651,525	708,879
Small Business Administration, 4.98%, 2023	960,571	1,062,196
Small Business Administration, 4.89%, 2023	913,089	1,009,070
Small Business Administration, 4.93%, 2024	1,122,402	1,235,891
Small Business Administration, 4.34%, 2024	1,080,888	1,184,574
Small Business Administration, 5.18%, 2024	1,087,074	1,209,107
Small Business Administration, 5.52%, 2024	1,280,892	1,448,424
Small Business Administration, 5.19%, 2024	1,405,072	1,586,123
Small Business Administration, 4.86%, 2024	807,176	901,778
Small Business Administration, 4.57%, 2025	1,629,505	1,801,811
Small Business Administration, 4.76%, 2025	4,552,092	5,064,791
Small Business Administration, 5.39%, 2025	505,261	575,957
Small Business Administration, 5.35%, 2026	2,664,591	3,028,418
Small Business Administration, 3.25%, 2030	4,305,066	4,596,009
Small Business Administration, 2.85%, 2031	6,459,320	6,811,788
Small Business Administration, 2.37%, 2032	5,131,417	5,232,470
Small Business Administration, 2.13%, 2033	6,924,000	6,977,732
Small Business Administration, 2.21%, 2033	1,757,000	1,783,225
Small Business Administration, 2.22%, 2033	6,337,000	6,431,603
Small Business Administration, 2.08%, 2033	9,914,000	9,958,332

		$69,127,871

Portfolio of Investments – continued

Issuer	Shares/Par	Value ($)
Bonds - continued
U.S. Treasury Obligations - 17.3%
U.S. Treasury Bonds, 6%, 2026	$840,000	$1,217,869
U.S. Treasury Bonds, 4.5%, 2036 (f)	1,967,000	2,589,064
U.S. Treasury Bonds, 5%, 2037	9,893,000	13,963,040
U.S. Treasury Bonds, 4.5%, 2039	73,065,100	96,993,920
U.S. Treasury Notes, 1.875%, 2014	333,504,000	338,324,133
U.S. Treasury Notes, 5.125%, 2016	6,351,000	7,270,904
U.S. Treasury Notes, 0.875%, 2016	158,131,000	160,688,295
U.S. Treasury Notes, 2.75%, 2019	8,725,900	9,677,564
U.S. Treasury Notes, TIPS, 2.452%, 2014	5,475,783	5,584,018
U.S. Treasury Notes, TIPS, 1.956%, 2015	5,777,862	6,069,915
U.S. Treasury Notes, TIPS, 2.323%, 2016	10,235,225	11,232,361

		$653,611,083
Utilities - Electric Power - 2.6%
APT Pipelines Ltd., 3.875%, 2022 (n)	$12,507,000	$12,625,116
CenterPoint Energy, Inc., 5.95%, 2017	3,300,000	3,829,020
CMS Energy Corp., 6.25%, 2020	3,272,000	4,023,340
CMS Energy Corp., 5.05%, 2022	1,434,000	1,676,515
CMS Energy Corp., 4.7%, 2043	5,191,000	5,402,383
Constellation Energy Group, Inc., 5.15%, 2020	3,366,000	3,896,421
Duke Energy Corp., 5.05%, 2019	6,505,000	7,660,672
Duke Energy Corp., 3.05%, 2022	8,111,000	8,393,174
Enel Finance International S.A., 6.25%, 2017 (n)	5,360,000	6,043,293
Enel Finance International S.A., 6%, 2039 (n)	5,000,000	5,071,630
Exelon Corp., 4.9%, 2015	8,028,000	8,671,300
FirstEnergy Corp., 4.25%, 2023	7,170,000	7,406,165
Florida Power & Light Co., 3.8%, 2042	6,166,000	6,273,973
PPL Corp., 3.5%, 2022	3,600,000	3,689,878
PPL WEM Holdings PLC, 5.375%, 2021 (n)	9,014,000	10,418,237
Progress Energy, Inc., 3.15%, 2022	3,682,000	3,816,835
System Energy Resources, Inc., 5.129%, 2014 (z)	147,502	148,840

		$99,046,792
Total Bonds (Identified Cost, $3,492,527,906)		$3,660,471,644

Money Market Funds - 5.5%
MFS Institutional Money Market Portfolio, 0.13%, at Cost and Net Asset Value (v)	207,008,266	$207,008,266
Total Investments (Identified Cost, $3,699,536,172)		$3,867,479,910

Other Assets, Less Liabilities - (2.2)%		(83,380,719)
Net Assets - 100.0%		$3,784,099,191

Portfolio of Investments – continued

(a)	Non-income producing security.
(d)	In default. Interest and/or scheduled principal payment(s) have been missed.
(f)	All or a portion of the security has been segregated as collateral for open futures contracts.
(i)	Interest only security for which the fund receives interest on notional principal (Par amount). Par amount shown is the notional principal and does not reflect the cost of the security.
(n)	Securities exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be sold in the ordinary course of business in transactions exempt from registration, normally to qualified institutional buyers. At period end, the aggregate value of these securities was $454,702,900, representing 12.0% of net assets.
(p)	Payment-in-kind security.
(q)	Interest received was less than stated coupon rate.
(v)	Underlying affiliated fund that is available only to investment companies managed by MFS. The rate quoted for the MFS Institutional Money Market Portfolio is the annualized seven-day yield of the fund at period end.
(z)	Restricted securities are not registered under the Securities Act of 1933 and are subject to legal restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are subsequently registered. Disposal of these securities may involve time-consuming negotiations and prompt sale at an acceptable price may be difficult. The fund holds the following restricted securities:

Restricted Securities	Acquisition Date	Cost	Value
Anthracite Ltd., “A”, CDO, FRN, 0.559%, 2019	1/15/10-1/28/10	$3,842,451	$4,827,582
Anthracite Ltd., “CFL”, CDO, FRN, 1.449%, 2037	3/03/11	657,337	670,762
Anthracite Ltd., CDO III, 6.077%, 2039	10/25/06-4/01/13	5,152,226	285,088
Ardagh Packaging Finance PLC, 4.875%, 2022	1/16/13-2/06/13	9,157,350	9,335,425
Babson Ltd., CLO, “A1”, FRN, 0.526%, 2019	3/13/13	1,920,774	1,927,074
Banc of America Commercial Mortgage, Inc., 5.338%, 2043	10/26/12	10,346,834	10,520,725
Banc of America Commercial Mortgage, Inc., FRN, 5.789%, 2049	10/03/12	2,417,852	2,536,942
Banc of America Large Loan Ball, FRN, 5.325%, 2044	11/16/12	5,199,242	5,344,873
Barrick North America Finance LLC, 5.75%, 2043	4/29/13-4/30/13	7,821,128	7,823,106
Bayview Commercial Asset Trust, FRN, 0.51%, 2035	6/09/05	534,058	428,407
Bayview Commercial Asset Trust, FRN, 0%, 2036	2/28/06	1,177,699	25,082
Bayview Commercial Asset Trust, FRN, 0.47%, 2036	2/23/06	422,619	364,415
Bayview Commercial Asset Trust, FRN, 3.007%, 2036	5/16/06-5/29/09	980,167	118,616
Bayview Commercial Asset Trust, FRN, 3.858%, 2036	9/11/06	2,178,474	497,782
Bayview Commercial Asset Trust, FRN, 3.789%, 2036	10/25/06	1,140,415	295,722
Bayview Commercial Asset Trust, FRN, 4.048%, 2037	1/26/07-5/29/09	850,453	874,591
Bayview Financial Revolving Mortgage Loan Trust, FRN, 1.798%, 2040	3/01/06	3,171,167	1,687,164
Capital Trust Realty Ltd., CDO, 5.267%, 2035	9/14/10	6,486,383	7,079,859
Cent CDO XI Ltd., “A1”, FRN, 0.536%, 2019	4/03/13	5,842,918	5,849,955
Chesapeake Funding LLC, “A”, FRN, 0.95%, 2023	5/10/12	8,280,000	8,316,449

Portfolio of Investments – continued

Restricted Securities - continued	Acquisition Date	Cost	Value
Commercial Mortgage Asset Trust, FRN, 0.747%, 2032	8/25/03-4/09/12	$38,436	$26,582
Credit Acceptance Auto Loan Trust, “A”, 2.2%, 2019	3/22/12	3,713,631	3,771,634
Crest G-Star, CDO, 6.95%, 2032	9/13/05	2,896,827	2,760,967
Crest Ltd., “A1” CDO, FRN, 0.764%, 2018	1/21/10-3/04/10	761,298	913,515
Crest Ltd., “A2”, CDO, 4.669%, 2018	3/02/10	243,857	285,054
Falcon Franchise Loan LLC, FRN, 6.871%, 2023	1/18/02-3/23/11	4,305	13,857
Falcon Franchise Loan LLC, FRN, 9.795%, 2025	1/29/03-3/23/11	91,580	183,277
First Union National Bank Commercial Mortgage, FRN, 1.874%, 2043	12/11/03-4/09/12	458	2,547
Gramercy Real Estate Ltd., CDO, FRN, 0.596%, 2035	6/21/05	411,778	397,366
KKR Financial CLO Ltd., “A1”, FRN, 0.546%, 2017	4/11/11-4/03/13	1,046,330	1,072,834
Lukoil International Finance B.V., 3.416%, 2018	4/17/13	4,542,000	4,621,302
Lukoil International Finance B.V., 4.563%, 2023	4/17/13	6,363,000	6,442,779
Mach One Trust Commercial Mortgage, CDO, “B”, 5.43%, 2040	3/10/10	1,102,731	1,171,483
Morgan Stanley Capital I, Inc., FRN, 1.332%, 2031	6/10/03	22,763	12
Morgan Stanley Re-REMIC Trust, FRN, 5.982%, 2045	12/06/12-1/07/13	19,216,056	19,459,397
NIBC Bank N.V., 2.8%, 2014	11/24/09	1,196,131	1,243,029
Preferred Term Securities XIX Ltd., CDO, FRN, 0.63%, 2035	9/08/05-3/28/11	7,116,658	5,553,954
QBE Insurance Group Ltd., 2.4%, 2018	4/24/13	3,714,191	3,744,926
Race Point CLO Ltd., “A1A”, FRN, 0.474%, 2021	4/08/13	18,637,069	18,629,710
Sinopec Capital 2013, 3.125%, 2023	4/18/13	4,369,638	4,328,214
Sinopec Capital 2013, 4.25%, 2043	4/18/13	3,590,336	3,523,003
System Energy Resources, Inc., 5.129%, 2014	4/16/04	147,502	148,840
Verisign, Inc., 4.625%, 2023	4/11/13	70,000	71,750
Total Restricted Securities			$147,175,651
% of Net assets			3.9%

Portfolio of Investments – continued

The following abbreviations are used in this report and are defined:

CDO	Collateralized Debt Obligation
CLO	Collateralized Loan Obligation
FRN	Floating Rate Note. Interest rate resets periodically and may not be the rate reported at period end.
PLC	Public Limited Company
REIT	Real Estate Investment Trust
TBA	To Be Announced
TIPS	Treasury Inflation Protected Security

Derivative Contracts at 4/30/13

Futures Contracts Outstanding at 4/30/13

Description	Currency	Contracts	Value	Expiration Date	Unrealized Appreciation (Depreciation)
Asset Derivatives
Interest Rate Futures
U.S. Treasury Note 5 yr (Long)	USD	700	$87,248,438	June - 2013	$451,491

Liability Derivatives
Interest Rate Futures
U.S. Treasury Bond 30 yr (Short)	USD	350	$51,931,250	June - 2013	$(906,143)
U.S. Treasury Note 10 yr (Short)	USD	1,025	136,693,359	June - 2013	(1,613,391)

					$(2,519,534)

At April 30, 2013, the fund had liquid securities with an aggregate value of $1,849,261 to cover any commitments for certain derivative contracts.

See Notes to Financial Statements

Financial Statements

STATEMENT OF ASSETS AND LIABILITIES

At 4/30/13

This statement represents your fund’s balance sheet, which details the assets and liabilities comprising the total value of the fund.

Assets
Investments-
Non-affiliated issuers, at value (identified cost, $3,492,527,906)	$3,660,471,644
Underlying affiliated funds, at cost and value	207,008,266
Total investments, at value (identified cost, $3,699,536,172)	$3,867,479,910
Cash	11,250,758
Receivables for
Daily variation margin on open futures contracts	167,184
Investments sold	362,264,484
TBA sale commitments	74,864,849
Fund shares sold	11,159,904
Interest and dividends	26,574,889
Other assets	16,591
Total assets	$4,353,778,569
Liabilities
Payables for
Distributions	$2,248,044
Investments purchased	320,813,716
TBA purchase commitments	240,273,080
Fund shares reacquired	4,366,500
Payable to affiliates
Investment adviser	104,388
Shareholder servicing costs	1,391,032
Distribution and service fees	24,864
Program manager fees	27
Payable for independent Trustees’ compensation	19
Accrued expenses and other liabilities	457,708
Total liabilities	$569,679,378
Net assets	$3,784,099,191
Net assets consist of
Paid-in capital	$3,629,502,037
Unrealized appreciation (depreciation) on investments	165,875,695
Accumulated net realized gain (loss) on investments	(8,003,360)
Accumulated distributions in excess of net investment income	(3,275,181)
Net assets	$3,784,099,191
Shares of beneficial interest outstanding	339,772,348

Statement of Assets and Liabilities – continued

	Net assets	Shares outstanding	Net asset value per share (a)
Class A	$1,133,559,316	101,805,285	$11.13
Class B	43,999,255	3,946,456	11.15
Class C	161,289,993	14,467,439	11.15
Class I	1,028,059,935	92,284,985	11.14
Class R1	3,310,242	296,810	11.15
Class R2	43,888,914	3,944,376	11.13
Class R3	53,863,117	4,838,740	11.13
Class R4	84,048,231	7,548,885	11.13
Class R5 (formerly Class W)	1,222,616,245	109,788,973	11.14
Class 529A	4,908,838	441,736	11.11
Class 529B	458,367	41,110	11.15
Class 529C	4,096,738	367,553	11.15

(a)	Maximum offering price per share was equal to the net asset value per share for all share classes, except for Classes A and 529A, for which the maximum offering prices per share were $11.69 [100 / 95.25 x $11.13] and $11.66 [100 / 95.25 x $11.11], respectively. On sales of $50,000 or more, the maximum offering prices of Class A and Class 529A shares are reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, Class C, Class 529B, and Class 529C shares. Redemption price per share was equal to the net asset value per share for Classes I, R1, R2, R3, R4, R5, and 529A.

See Notes to Financial Statements

Financial Statements

STATEMENT OF OPERATIONS

Year ended 4/30/13

This statement describes how much your fund earned in investment income and accrued in expenses. It also describes any gains and/or losses generated by fund operations.

Net investment income
Income
Interest	$118,547,384
Dividends from underlying affiliated funds	349,999
Total investment income	$118,897,383
Expenses
Management fee	$17,292,821
Distribution and service fees	5,159,926
Program manager fees	8,624
Shareholder servicing costs	3,119,052
Administrative services fee	469,400
Independent Trustees’ compensation	52,190
Custodian fee	267,598
Shareholder communications	450,261
Audit and tax fees	72,514
Legal fees	42,379
Miscellaneous	357,897
Total expenses	$27,292,662
Reduction of expenses by investment adviser and distributor	(1,128,811)
Net expenses	$26,163,851
Net investment income	$92,733,532
Realized and unrealized gain (loss) on investments
Realized gain (loss) (identified cost basis)
Investments	$44,145,558
Futures contracts	410,989
Net realized gain (loss) on investments	$44,556,547
Change in unrealized appreciation (depreciation)
Investments	$65,346,448
Futures contracts	(2,068,043)
Net unrealized gain (loss) on investments	$63,278,405
Net realized and unrealized gain (loss) on investments	$107,834,952
Change in net assets from operations	$200,568,484

See Notes to Financial Statements

Financial Statements

STATEMENTS OF CHANGES IN NET ASSETS

These statements describe the increases and/or decreases in net assets resulting from operations, any distributions, and any shareholder transactions.

	Years ended 4/30
	2013	2012
Change in net assets
From operations
Net investment income	$92,733,532	$94,817,310
Net realized gain (loss) on investments	44,556,547	55,720,688
Net unrealized gain (loss) on investments	63,278,405	32,462,149
Change in net assets from operations	$200,568,484	$183,000,147
Distributions declared to shareholders
From net investment income	$(111,315,407)	$(107,567,289)
Change in net assets from fund share transactions	$452,331,810	$502,803,491
Total change in net assets	$541,584,887	$578,236,349
Net assets
At beginning of period	3,242,514,304	2,664,277,955
At end of period (including accumulated distributions in excess of net investment income of $3,275,181 and $1,153,528, respectively)	$3,784,099,191	$3,242,514,304

See Notes to Financial Statements

Financial Statements

FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the fund’s financial performance for the past 5 years (or life of a particular share class, if shorter). Certain information reflects financial results for a single fund share. The total returns in the table represent the rate by which an investor would have earned (or lost) on an investment in the fund share class (assuming reinvestment of all distributions) held for the entire period.

Class A	Years ended 4/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.84	$10.57	$10.30	$8.99	$9.78
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.35	$0.39	$0.44	$0.48
Net realized and unrealized gain (loss) on investments and foreign currency	0.35	0.32	0.29	1.35	(0.74)
Total from investment operations	$0.64	$0.67	$0.68	$1.79	$(0.26)
Less distributions declared to shareholders
From net investment income	$(0.35)	$(0.40)	$(0.41)	$(0.48)	$(0.53)
Net asset value, end of period (x)	$11.13	$10.84	$10.57	$10.30	$8.99
Total return (%) (r)(s)(t)(x)	5.97	6.42	6.73	20.30	(2.54)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	0.92	0.91	0.92	1.03
Expenses after expense reductions (f)	0.81	0.82	0.81	0.79	0.64
Net investment income	2.63	3.27	3.72	4.45	5.27
Portfolio turnover	95	59	67	90	75
Net assets at end of period (000 omitted)	$1,133,559	$1,009,130	$900,575	$918,742	$799,077

See Notes to Financial Statements

Financial Highlights – continued

Class B	Years ended 4/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.86	$10.58	$10.31	$9.00	$9.80
Income (loss) from investment operations
Net investment income (d)	$0.21	$0.27	$0.30	$0.36	$0.41
Net realized and unrealized gain (loss) on investments and foreign currency	0.35	0.32	0.30	1.36	(0.75)
Total from investment operations	$0.56	$0.59	$0.60	$1.72	$(0.34)
Less distributions declared to shareholders
From net investment income	$(0.27)	$(0.31)	$(0.33)	$(0.41)	$(0.46)
Net asset value, end of period (x)	$11.15	$10.86	$10.58	$10.31	$9.00
Total return (%) (r)(s)(t)(x)	5.18	5.70	5.88	19.34	(3.41)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.66	1.67	1.66	1.65	1.64
Expenses after expense reductions (f)	1.56	1.60	1.61	1.58	1.44
Net investment income	1.88	2.48	2.91	3.66	4.47
Portfolio turnover	95	59	67	90	75
Net assets at end of period (000 omitted)	$43,999	$43,939	$41,493	$45,472	$45,473

Class C	Years ended 4/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.86	$10.58	$10.31	$9.00	$9.80
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.26	$0.30	$0.35	$0.40
Net realized and unrealized gain (loss) on investments and foreign currency	0.35	0.33	0.29	1.36	(0.75)
Total from investment operations	$0.55	$0.59	$0.59	$1.71	$(0.35)
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.31)	$(0.32)	$(0.40)	$(0.45)
Net asset value, end of period (x)	$11.15	$10.86	$10.58	$10.31	$9.00
Total return (%) (r)(s)(t)(x)	5.08	5.62	5.83	19.28	(3.45)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.66	1.67	1.66	1.66	1.69
Expenses after expense reductions (f)	1.66	1.67	1.66	1.64	1.49
Net investment income	1.78	2.41	2.86	3.51	4.43
Portfolio turnover	95	59	67	90	75
Net assets at end of period (000 omitted)	$161,290	$153,898	$135,007	$141,966	$83,990

See Notes to Financial Statements

Financial Highlights – continued

Class I	Years ended 4/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.85	$10.57	$10.30	$8.99	$9.78
Income (loss) from investment operations
Net investment income (d)	$0.31	$0.37	$0.40	$0.45	$0.50
Net realized and unrealized gain (loss) on investments and foreign currency	0.35	0.32	0.30	1.36	(0.75)
Total from investment operations	$0.66	$0.69	$0.70	$1.81	$(0.25)
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.41)	$(0.43)	$(0.50)	$(0.54)
Net asset value, end of period (x)	$11.14	$10.85	$10.57	$10.30	$8.99
Total return (%) (r)(s)(x)	6.13	6.68	6.89	20.47	(2.39)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.66	0.67	0.66	0.67	0.69
Expenses after expense reductions (f)	0.66	0.67	0.66	0.64	0.49
Net investment income	2.80	3.41	3.87	4.54	5.43
Portfolio turnover	95	59	67	90	75
Net assets at end of period (000 omitted)	$1,028,060	$1,883,416	$1,470,218	$1,291,881	$825,529

Class R1	Years ended 4/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.86	$10.59	$10.31	$9.00	$9.80
Income (loss) from investment operations
Net investment income (d)	$0.20	$0.26	$0.30	$0.36	$0.41
Net realized and unrealized gain (loss) on investments and foreign currency	0.35	0.32	0.30	1.35	(0.76)
Total from investment operations	$0.55	$0.58	$0.60	$1.71	$(0.35)
Less distributions declared to shareholders
From net investment income	$(0.26)	$(0.31)	$(0.32)	$(0.40)	$(0.45)
Net asset value, end of period (x)	$11.15	$10.86	$10.59	$10.31	$9.00
Total return (%) (r)(s)(x)	5.07	5.52	5.93	19.28	(3.45)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.66	1.67	1.66	1.67	1.69
Expenses after expense reductions (f)	1.66	1.67	1.66	1.64	1.49
Net investment income	1.78	2.42	2.86	3.61	4.44
Portfolio turnover	95	59	67	90	75
Net assets at end of period (000 omitted)	$3,310	$3,117	$2,969	$2,985	$2,998

See Notes to Financial Statements

Financial Highlights – continued

Class R2	Years ended 4/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.84	$10.56	$10.29	$8.98	$9.77
Income (loss) from investment operations
Net investment income (d)	$0.25	$0.31	$0.35	$0.40	$0.45
Net realized and unrealized gain (loss) on investments and foreign currency	0.35	0.33	0.30	1.36	(0.74)
Total from investment operations	$0.60	$0.64	$0.65	$1.76	$(0.29)
Less distributions declared to shareholders
From net investment income	$(0.31)	$(0.36)	$(0.38)	$(0.45)	$(0.50)
Net asset value, end of period (x)	$11.13	$10.84	$10.56	$10.29	$8.98
Total return (%) (r)(s)(x)	5.60	6.15	6.36	19.90	(2.88)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.16	1.17	1.16	1.17	1.19
Expenses after expense reductions (f)	1.16	1.17	1.16	1.14	0.99
Net investment income	2.29	2.93	3.37	4.08	4.94
Portfolio turnover	95	59	67	90	75
Net assets at end of period (000 omitted)	$43,889	$45,433	$41,076	$41,092	$33,055

Class R3	Years ended 4/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.84	$10.57	$10.29	$8.98	$9.77
Income (loss) from investment operations
Net investment income (d)	$0.28	$0.34	$0.38	$0.43	$0.47
Net realized and unrealized gain (loss) on investments and foreign currency	0.35	0.32	0.30	1.35	(0.74)
Total from investment operations	$0.63	$0.66	$0.68	$1.78	$(0.27)
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.39)	$(0.40)	$(0.47)	$(0.52)
Net asset value, end of period (x)	$11.13	$10.84	$10.57	$10.29	$8.98
Total return (%) (r)(s)(x)	5.87	6.32	6.73	20.20	(2.64)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.91	0.92	0.91	0.92	0.94
Expenses after expense reductions (f)	0.91	0.92	0.91	0.89	0.74
Net investment income	2.52	3.16	3.62	4.35	5.18
Portfolio turnover	95	59	67	90	75
Net assets at end of period (000 omitted)	$53,863	$41,177	$29,493	$31,165	$26,213

See Notes to Financial Statements

Financial Highlights – continued

Class R4	Years ended 4/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.84	$10.57	$10.30	$8.98	$9.78
Income (loss) from investment operations
Net investment income (d)	$0.30	$0.36	$0.40	$0.45	$0.50
Net realized and unrealized gain (loss) on investments and foreign currency	0.36	0.32	0.30	1.37	(0.76)
Total from investment operations	$0.66	$0.68	$0.70	$1.82	$(0.26)
Less distributions declared to shareholders
From net investment income	$(0.37)	$(0.41)	$(0.43)	$(0.50)	$(0.54)
Net asset value, end of period (x)	$11.13	$10.84	$10.57	$10.30	$8.98
Total return (%) (r)(s)(x)	6.13	6.58	6.89	20.61	(2.50)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.67	0.67	0.66	0.67	0.69
Expenses after expense reductions (f)	0.67	0.67	0.66	0.64	0.49
Net investment income	2.75	3.40	3.87	4.53	5.44
Portfolio turnover	95	59	67	90	75
Net assets at end of period (000 omitted)	$84,048	$46,209	$32,336	$26,315	$17,583

Class R5 (formerly Class W) (y)	Years ended 4/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.85	$10.57	$10.30	$8.99	$9.78
Income (loss) from investment operations
Net investment income (d)	$0.31	$0.35	$0.40	$0.45	$0.49
Net realized and unrealized gain (loss) on investments and foreign currency	0.32	0.33	0.29	1.35	(0.74)
Total from investment operations	$0.63	$0.68	$0.69	$1.80	$(0.25)
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.40)	$(0.42)	$(0.49)	$(0.54)
Net asset value, end of period (x)	$11.14	$10.85	$10.57	$10.30	$8.99
Total return (%) (r)(s)(x)	6.21	6.57	6.78	20.36	(2.49)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	0.57	0.77	0.76	0.77	0.79
Expenses after expense reductions (f)	0.57	0.77	0.76	0.73	0.59
Net investment income	2.82	3.30	3.78	4.56	5.34
Portfolio turnover	95	59	67	90	75
Net assets at end of period (000 omitted)	$1,222,616	$8,217	$5,643	$9,582	$16,151

See Notes to Financial Statements

Financial Highlights – continued

Class 529A	Years ended 4/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.82	$10.55	$10.27	$8.96	$9.75
Income (loss) from investment operations
Net investment income (d)	$0.29	$0.34	$0.38	$0.43	$0.47
Net realized and unrealized gain (loss) on investments and foreign currency	0.34	0.32	0.30	1.35	(0.75)
Total from investment operations	$0.63	$0.66	$0.68	$1.78	$(0.28)
Less distributions declared to shareholders
From net investment income	$(0.34)	$(0.39)	$(0.40)	$(0.47)	$(0.51)
Net asset value, end of period (x)	$11.11	$10.82	$10.55	$10.27	$8.96
Total return (%) (r)(s)(t)(x)	5.92	6.37	6.73	20.23	(2.74)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.02	1.02	1.02	1.02	1.13
Expenses after expense reductions (f)	0.87	0.88	0.92	0.89	0.83
Net investment income	2.59	3.21	3.63	4.31	5.14
Portfolio turnover	95	59	67	90	75
Net assets at end of period (000 omitted)	$4,909	$3,934	$2,593	$2,066	$1,289

Class 529B	Years ended 4/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.86	$10.59	$10.31	$9.00	$9.80
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.26	$0.29	$0.34	$0.40
Net realized and unrealized gain (loss) on investments and foreign currency	0.35	0.31	0.30	1.36	(0.76)
Total from investment operations	$0.54	$0.57	$0.59	$1.70	$(0.36)
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.30)	$(0.31)	$(0.39)	$(0.44)
Net asset value, end of period (x)	$11.15	$10.86	$10.59	$10.31	$9.00
Total return (%) (r)(s)(t)(x)	5.02	5.46	5.82	19.17	(3.55)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.76	1.77	1.76	1.77	1.79
Expenses after expense reductions (f)	1.71	1.73	1.76	1.74	1.59
Net investment income	1.73	2.39	2.76	3.47	4.34
Portfolio turnover	95	59	67	90	75
Net assets at end of period (000 omitted)	$458	$428	$590	$700	$478

See Notes to Financial Statements

Financial Highlights – continued

Class 529C	Years ended 4/30
	2013	2012	2011	2010	2009
Net asset value, beginning of period	$10.85	$10.58	$10.31	$8.99	$9.79
Income (loss) from investment operations
Net investment income (d)	$0.19	$0.25	$0.29	$0.34	$0.40
Net realized and unrealized gain (loss) on investments and foreign currency	0.36	0.32	0.29	1.37	(0.76)
Total from investment operations	$0.55	$0.57	$0.58	$1.71	$(0.36)
Less distributions declared to shareholders
From net investment income	$(0.25)	$(0.30)	$(0.31)	$(0.39)	$(0.44)
Net asset value, end of period (x)	$11.15	$10.85	$10.58	$10.31	$8.99
Total return (%) (r)(s)(t)(x)	5.12	5.47	5.72	19.30	(3.56)
Ratios (%) (to average net assets) and Supplemental data:
Expenses before expense reductions (f)	1.76	1.77	1.76	1.77	1.79
Expenses after expense reductions (f)	1.71	1.73	1.76	1.74	1.59
Net investment income	1.73	2.34	2.77	3.46	4.34
Portfolio turnover	95	59	67	90	75
Net assets at end of period (000 omitted)	$4,097	$3,617	$2,284	$1,550	$1,215

(d)	Per share data is based on average shares outstanding.
(f)	Ratios do not reflect reductions from fees paid indirectly, if applicable.
(r)	Certain expenses have been reduced without which performance would have been lower.
(s)	From time to time the fund may receive proceeds from litigation settlements, without which performance would be lower.
(t)	Total returns do not include any applicable sales charges.
(x)	The net asset values per share and total returns have been calculated on net assets which include adjustments made in accordance with U.S. generally accepted accounting principles required at period end for financial reporting purposes.
(y)	As further discussed in Note 5 in the Notes to Financial Statements, on May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated as Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public. For further information about the fund’s fee arrangements and changes to those fee arrangements, please see Note 3 in the Notes to Financial Statements.

See Notes to Financial Statements

NOTES TO FINANCIAL STATEMENTS

(1) Business and Organization

MFS Research Bond Fund (the fund) is a series of MFS Series Trust IX (the trust). The trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company.

(2) Significant Accounting Policies

General – The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. In the preparation of these financial statements, management has evaluated subsequent events occurring after the date of the fund’s Statement of Assets and Liabilities through the date that the financial statements were issued. The fund invests a significant portion of its assets in asset-backed and/or mortgage-backed securities. The value of these securities may depend, in part, on the issuer’s or borrower’s credit quality or ability to pay principal and interest when due and may fall if an issuer or borrower defaults on its obligation to pay principal or interest or if the instrument’s credit rating is downgraded by a credit rating agency. U.S. Government securities not supported as to the payment of principal or interest by the U.S. Treasury, such as those issued by Fannie Mae, Freddie Mac, and the Federal Home Loan Banks, are subject to greater credit risk than are U.S. Government securities supported by the U.S. Treasury, such as those issued by Ginnie Mae. The fund invests in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country’s legal, political, and economic environment.

In this reporting period the fund adopted Financial Accounting Standards Board (FASB) Accounting Standards Update 2011-04, Fair Value Measurement (Topic 820) – Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs (“ASU 2011-04”). ASU 2011-04 seeks to improve the comparability of fair value measurements as presented and disclosed in financial statements prepared in accordance with U.S. GAAP and International Financial Reporting Standards (IFRS) by providing common requirements for fair value measurement and disclosure.

In January 2013, the FASB issued Accounting Standards Update 2013-01 (“ASU 2013-01”) entitled Balance Sheet (Topic 210) – Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities which is intended to clarify the scope of Accounting Standards Update 2011-11 (“ASU 2011-11”), Balance Sheet (Topic 210) –Disclosures about Offsetting Assets and Liabilities. Consistent with the effective date for ASU 2011-11, ASU 2013-01 is effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. ASU 2013-01 limits the scope of ASU 2011-11’s disclosure requirements on offsetting to financial assets and financial liabilities related to derivatives, repurchase and reverse repurchase agreements, and securities lending and securities borrowing

Notes to Financial Statements – continued

transactions. Although still evaluating the potential impact of these two ASUs to the fund, management expects that the impact of the fund’s adoption will be limited to additional financial statement disclosures.

Investment Valuations – Debt instruments and floating rate loans (other than short-term instruments), including restricted debt instruments, are generally valued at an evaluated or composite bid as provided by a third-party pricing service. Short-term instruments with a maturity at issuance of 60 days or less generally are valued at amortized cost, which approximates market value. Futures contracts are generally valued at last posted settlement price as provided by a third-party pricing service on the market on which they are primarily traded. Futures contracts for which there were no trades that day for a particular position are generally valued at the closing bid quotation as provided by a third-party pricing service on the market on which such futures contracts are primarily traded. Open-end investment companies are generally valued at net asset value per share. Securities and other assets generally valued on the basis of information from a third-party pricing service may also be valued at a broker/dealer bid quotation. Values obtained from third-party pricing services can utilize both transaction data and market information such as yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. The values of foreign securities and other assets and liabilities expressed in foreign currencies are converted to U.S. dollars using the mean of bid and asked prices for rates provided by a third-party pricing service.

The Board of Trustees has delegated primary responsibility for determining or causing to be determined the value of the fund’s investments (including any fair valuation) to the adviser pursuant to valuation policies and procedures approved by the Board. If the adviser determines that reliable market quotations are not readily available, investments are valued at fair value as determined in good faith by the adviser in accordance with such procedures under the oversight of the Board of Trustees. Under the fund’s valuation policies and procedures, market quotations are not considered to be readily available for most types of debt instruments and floating rate loans and many types of derivatives. These investments are generally valued at fair value based on information from third-party pricing services. In addition, investments may be valued at fair value if the adviser determines that an investment’s value has been materially affected by events occurring after the close of the exchange or market on which the investment is principally traded (such as foreign exchange or market) and prior to the determination of the fund’s net asset value, or after the halting of trading of a specific security where trading does not resume prior to the close of the exchange or market on which the security is principally traded. The adviser generally relies on third-party pricing services or other information (such as the correlation with price movements of similar securities in the same or other markets; the type, cost and investment characteristics of the security; the business and financial condition of the issuer; and trading and other market data) to assist in determining whether to fair value and at what value to fair value an investment. The value of an investment for purposes of calculating the fund’s net asset value can differ depending on the source and method used to determine value. When fair valuation is used, the value of an investment used to determine the fund’s net asset value may differ from quoted or published prices for the same investment. There can be no assurance that the fund could obtain the fair value

Notes to Financial Statements – continued

assigned to an investment if it were to sell the investment at the same time at which the fund determines its net asset value per share.

Various inputs are used in determining the value of the fund’s assets or liabilities. These inputs are categorized into three broad levels. In certain cases, the inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, an investment’s level within the fair value hierarchy is based on the lowest level of input that is significant to the fair value measurement. The fund’s assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the investment. Level 1 includes unadjusted quoted prices in active markets for identical assets or liabilities. Level 2 includes other significant observable market-based inputs (including quoted prices for similar securities, interest rates, prepayment speed, and credit risk). Level 3 includes unobservable inputs, which may include the adviser’s own assumptions in determining the fair value of investments. Other financial instruments are derivative instruments not reflected in total investments, such as futures contracts. The following is a summary of the levels used as of April 30, 2013 in valuing the fund’s assets or liabilities:

Investments at Value	Level 1	Level 2	Level 3	Total
U.S. Treasury Bonds & U.S. Government Agency & Equivalents	$—	$722,738,954	$—	$722,738,954
Non-U.S. Sovereign Debt	—	79,748,675	—	79,748,675
Municipal Bonds	—	10,091,271	—	10,091,271
U.S. Corporate Bonds	—	1,301,625,103	—	1,301,625,103
Residential Mortgage-Backed Securities	—	769,001,929	—	769,001,929
Commercial Mortgage-Backed Securities	—	269,368,476	—	269,368,476
Asset-Backed Securities (including CDOs)	—	153,281,056	—	153,281,056
Foreign Bonds	—	354,616,180	—	354,616,180
Mutual Funds	207,008,266	—	—	207,008,266
Total Investments	$207,008,266	$3,660,471,644	$—	$3,867,479,910

Other Financial Instruments
Futures Contracts	$(2,068,043)	$—	$—	$(2,068,043)

For further information regarding security characteristics, see the Portfolio of Investments.

Inflation-Adjusted Debt Securities – The fund invests in inflation-adjusted debt securities issued by the U.S. Treasury. The fund may also invest in inflation-adjusted debt securities issued by U.S. Government agencies and instrumentalities other than the U.S. Treasury and by other entities such as U.S. and foreign corporations and foreign governments. The principal value of these debt securities is adjusted through income according to changes in the Consumer Price Index or another general price or wage index. These debt securities typically pay a fixed rate of interest, but this fixed rate is applied to the inflation-adjusted principal amount. The principal paid at maturity of the debt security is typically equal to the inflation-adjusted principal amount, or the

Notes to Financial Statements – continued

security’s original par value, whichever is greater. Other types of inflation-adjusted securities may use other methods to adjust for other measures of inflation.

Derivatives – The fund uses derivatives for different purposes, primarily to increase or decrease exposure to a particular market or segment of the market, or security, to increase or decrease interest rate or currency exposure, or as alternatives to direct investments. Derivatives are used for hedging or non-hedging purposes. While hedging can reduce or eliminate losses, it can also reduce or eliminate gains. When the fund uses derivatives as an investment to increase market exposure, or for hedging purposes, gains and losses from derivative instruments may be substantially greater than the derivative’s original cost.

The derivative instruments used by the fund were futures contracts. The fund’s period end derivatives, as presented in the Portfolio of Investments and the associated Derivative Contract tables, generally are indicative of the volume of its derivative activity during the period.

The following table presents, by major type of derivative contract, the fair value, on a gross basis, of the asset and liability components of derivatives held by the fund at April 30, 2013 as reported in the Statement of Assets and Liabilities:

		Fair Value (a)
Risk	Derivative Contracts	Asset Derivatives	Liability Derivatives
Interest Rate	Interest Rate Futures	$451,491	$(2,519,534)

(a)	The value of futures contracts outstanding includes cumulative appreciation (depreciation) as reported in the fund’s Portfolio of Investments. Only the current day variation margin for futures contracts is separately reported within the fund’s Statement of Assets and Liabilities.

The following table presents, by major type of derivative contract, the realized gain (loss) on derivatives held by the fund for the year ended April 30, 2013 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$410,989

The following table presents, by major type of derivative contract, the change in unrealized appreciation (depreciation) on derivatives held by the fund for the year ended April 30, 2013 as reported in the Statement of Operations:

Risk	Futures Contracts
Interest Rate	$(2,068,043)

Derivative counterparty credit risk is managed through formal evaluation of the creditworthiness of all potential counterparties. On certain over-the-counter derivatives, the fund attempts to reduce its exposure to counterparty credit risk whenever possible by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement on a bilateral basis with each of the counterparties with whom it undertakes a significant volume of transactions. The ISDA Master Agreement gives each party to the agreement the right to terminate all transactions traded under such agreement if there is a certain deterioration in the credit quality of the other party. The ISDA Master Agreement gives the fund the right, upon an event of default by the applicable counterparty or a termination of the agreement, to close out all transactions

Notes to Financial Statements – continued

traded under such agreement and to net amounts owed under each transaction to one net amount payable by one party to the other. This right to close out and net payments across all transactions traded under the ISDA Master Agreement could result in a reduction of the fund’s credit risk to such counterparty equal to any amounts payable by the fund under the applicable transactions, if any. However, absent an event of default by the counterparty or a termination of the agreement, the ISDA Master Agreement does not result in an offset of reported amounts of assets and liabilities in the Statement of Assets and Liabilities across transactions between the fund and the applicable counterparty.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearing house for exchange traded derivatives (i.e., futures contracts and exchange-traded options) while collateral terms are contract specific for over-the-counter traded derivatives (i.e., forward foreign currency exchange contracts, swap agreements and over-the-counter options). For derivatives traded under an ISDA Master Agreement, the collateral requirements are netted across all transactions traded under such agreement and one amount is posted from one party to the other to collateralize such obligations. Cash collateral that has been segregated to cover obligations of the fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities as restricted cash. Securities collateral pledged for the same purpose, if any, is noted in the Portfolio of Investments.

Futures Contracts – The fund entered into futures contracts which may be used to hedge against or obtain broad market exposure, interest rate exposure, currency exposure, or to manage duration. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the fund is required to deposit with the broker, either in cash or securities, an initial margin in an amount equal to a certain percentage of the notional amount of the contract. Subsequent payments (variation margin) are made or received by the fund each day, depending on the daily fluctuations in the value of the contract, and are recorded for financial statement purposes as unrealized gain or loss by the fund until the contract is closed or expires at which point the gain or loss on futures contracts is realized.

The fund bears the risk of interest rates, exchange rates or securities prices moving unexpectedly, in which case, the fund may not achieve the anticipated benefits of the futures contracts and may realize a loss. While futures contracts may present less counterparty risk to the fund since the contracts are exchange traded and the exchange’s clearinghouse guarantees payments to the broker, there is still counterparty credit risk due to the insolvency of the broker. The fund’s maximum risk of loss due to counterparty credit risk is equal to the margin posted by the fund to the broker plus any gains or minus any losses on the outstanding futures contracts.

Indemnifications – Under the fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the fund. Additionally, in the normal course of business, the fund enters into agreements with service providers that may contain indemnification clauses. The fund’s maximum exposure under these agreements is unknown as this would involve future claims that may be made against the fund that have not yet occurred.

Notes to Financial Statements – continued

Investment Transactions and Income – Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All premium and discount is amortized or accreted for financial statement purposes in accordance with U.S. generally accepted accounting principles. Inflation-indexed bonds are fixed-income securities whose principal value is periodically adjusted upward or downward to the rate of inflation. Interest is accrued based on the principal value, which is adjusted for inflation. Any increase or decrease in the principal amount of an inflation-indexed bond is generally recorded as an increase or decrease in interest income, respectively, even though the adjusted principal is not received until maturity. Interest payments received in additional securities are recorded on the ex-interest date in an amount equal to the value of the security on such date. Debt obligations may be placed on non-accrual status or set to accrue at a rate of interest less than the contractual coupon when the collection of all or a portion of interest has become doubtful. Interest income for those debt obligations may be further reduced by the write-off of the related interest receivables when deemed uncollectible.

The fund may receive proceeds from litigation settlements. Any proceeds received from litigation involving portfolio holdings are reflected in the Statement of Operations in realized gain/loss if the security has been disposed of by the fund or in unrealized gain/loss if the security is still held by the fund. Any other proceeds from litigation not related to portfolio holdings are reflected as other income in the Statement of Operations.

The fund purchased or sold debt securities on a when-issued or delayed delivery basis, or in a “To Be Announced” (TBA) or “forward commitment” transaction with delivery or payment to occur at a later date beyond the normal settlement period. TBA securities resulting from these transactions are included in the Portfolio of Investments. At the time a fund enters into a commitment to purchase or sell a security, the transaction is recorded and the value of the security acquired is reflected in the fund’s net asset value. The price of such security and the date that the security will be delivered and paid for are fixed at the time the transaction is negotiated. The value of the security may vary with market fluctuations. TBA purchase commitments are held at carrying amount, which approximates fair value and are categorized as level 2 within the fair value hierarchy disclosure. No interest accrues to the fund until payment takes place. At the time that a fund enters into this type of transaction, the fund is required to have sufficient cash and/or liquid securities to cover its commitments. Losses may arise due to changes in the value of the underlying securities or if the counterparty does not perform under the contract’s terms, or if the issuer does not issue the securities due to political, economic or other factors. Additionally, losses may arise due to declines in the value of the securities prior to settlement date.

Fees Paid Indirectly – The fund’s custody fee may be reduced according to an arrangement that measures the value of cash deposited with the custodian by the fund. For the year ended April 30, 2013, custody fees were not reduced.

Tax Matters and Distributions – The fund intends to qualify as a regulated investment company, as defined under Subchapter M of the Internal Revenue Code, and to distribute all of its taxable income, including realized capital gains. As a result, no provision for federal income tax is required. The fund’s federal tax returns, when

Notes to Financial Statements – continued

filed, will remain subject to examination by the Internal Revenue Service for a three year period. Foreign taxes have been accrued by the fund in the accompanying financial statements.

Distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from U.S. generally accepted accounting principles. Certain capital accounts in the financial statements are periodically adjusted for permanent differences in order to reflect their tax character. These adjustments have no impact on net assets or net asset value per share. Temporary differences which arise from recognizing certain items of income, expense, gain or loss in different periods for financial statement and tax purposes will reverse at some time in the future. Distributions in excess of net investment income or net realized gains are temporary overdistributions for financial statement purposes resulting from differences in the recognition or classification of income or distributions for financial statement and tax purposes.

Book/tax differences primarily relate to amortization and accretion of debt securities, derivative transactions, and treating a portion of the proceeds from redemptions as a distribution for tax purposes.

The tax character of distributions declared to shareholders for the last two fiscal years is as follows:

	4/30/13	4/30/12
Ordinary income (including any short-term capital gains)	$111,315,407	$107,567,289

The federal tax cost and the tax basis components of distributable earnings were as follows:

As of 4/30/13
Cost of investments	$3,710,612,666
Gross appreciation	185,067,858
Gross depreciation	(28,200,614)
Net unrealized appreciation (depreciation)	$156,867,244
Undistributed ordinary income	6,196,456
Undistributed long-term capital gain	1,644,805
Other temporary differences	(10,111,351)

Multiple Classes of Shares of Beneficial Interest – The fund offers multiple classes of shares, which differ in their respective distribution, service, and program manager fees. The fund’s income and common expenses are allocated to shareholders based on the value of settled shares outstanding of each class. The fund’s realized and unrealized gain (loss) are allocated to shareholders based on the daily net assets of each class. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses. Class B and Class 529B shares will convert to Class A and Class 529A shares, respectively, approximately eight

Notes to Financial Statements – continued

years after purchase. The fund’s distributions declared to shareholders as reported in the Statements of Changes in Net Assets are presented by class as follows:

	From net investment income
	Year ended 4/30/13	Year ended 4/30/12
Class A	$33,638,535	$35,151,181
Class B	1,109,125	1,220,736
Class C	3,742,474	4,053,197
Class I	37,063,289	62,426,486
Class R1	73,629	84,454
Class R2	1,314,556	1,453,300
Class R3	1,437,104	1,197,900
Class R4	2,154,733	1,513,844
Class R5 (formerly Class W)	30,549,704	254,845
Class 529A	133,993	116,119
Class 529B	9,736	14,185
Class 529C	88,529	81,042
Total	$111,315,407	$107,567,289

On May 30, 2012, Class W shares were redesignated Class R5. See Note 5 for additional information.

(3) Transactions with Affiliates

Investment Adviser – The fund has an investment advisory agreement with MFS to provide overall investment management and related administrative services and facilities to the fund. The management fee is computed daily and paid monthly at an annual rate of 0.50% of the fund’s average daily net assets.

Effective April 1, 2013, MFS has agreed in writing to reduce its management fee by a specified amount if certain MFS mutual fund assets exceed thresholds agreed to by MFS and the fund’s Board of Trustees. For the period April 1, 2013 through April 30, 2013, this management fee reduction amounted to $1,663, which is shown as a reduction of total expenses in the Statement of Operations.

Distributor – MFS Fund Distributors, Inc. (MFD), a wholly-owned subsidiary of MFS, as distributor, received $1,298,215 and $5,237 for the year ended April 30, 2013, as its portion of the initial sales charge on sales of Class A and Class 529A shares of the fund, respectively.

The Board of Trustees has adopted a distribution plan for certain class shares pursuant to Rule 12b-1 of the Investment Company Act of 1940.

The fund’s distribution plan provides that the fund will pay MFD for services provided by MFD and financial intermediaries in connection with the distribution and servicing of certain share classes. One component of the plan is a distribution fee paid to MFD and another component of the plan is a service fee paid to MFD. MFD may subsequently pay all, or a portion, of the distribution and/or service fees to financial intermediaries.

Notes to Financial Statements – continued

Distribution Plan Fee Table:

	Distribution Fee Rate (d)	Service Fee Rate (d)	Total Distribution Plan (d)	Annual Effective Rate (e)		Distribution and Service Fee
Class A	—	0.25%	0.25%	0.15%		$2,655,359
Class B	0.75%	0.25%	1.00%	0.90%		456,793
Class C	0.75%	0.25%	1.00%	1.00%		1,612,401
Class R1	0.75%	0.25%	1.00%	1.00%		31,688
Class R2	0.25%	0.25%	0.50%	0.50%		232,284
Class R3	—	0.25%	0.25%	0.25%		117,126
Class R5 (formerly Class W)	—	—	—	0.00%	(a)	232
Class 529A	—	0.25%	0.25%	0.15%		10,751
Class 529B	0.75%	0.25%	1.00%	1.00%		4,293
Class 529C	0.75%	0.25%	1.00%	1.00%		38,999
Total Distribution and Service Fees						$5,159,926

(a)	Amount is less than 0.01%
(d)	In accordance with the distribution plan for certain classes, the fund pays distribution and/or service fees equal to these annual percentage rates of each class’s average daily net assets. The distribution and service fee rates disclosed by class represent the current rates in effect at the end of the reporting period. Any rate changes, if applicable, are detailed below.
(e)	The annual effective rates represent actual fees incurred under the distribution plan for the year ended April 30, 2013 based on each class’s average daily net assets. 0.10% of the Class A and Class 529A service fee is currently being waived under a written waiver arrangement. For the year ended April 30, 2013, this waiver amounted to $1,066,431 and is reflected as a reduction of total expenses in the Statement of Operations. Assets attributable to Class B shares purchased prior to May 1, 2006 are subject to the 0.25% annual Class B service fee. On assets attributable to all other Class B shares, 0.15% of the Class B service fee is being paid by the fund and 0.10% of the Class B service fee is being waived under a written waiver agreement. For the year ended April 30, 2013, this waiver amounted to $45,695 and is reflected as a reduction of total expenses in the Statement of Operations. These written waiver agreements will continue until modified by the fund’s Board of Trustees, but such agreements will continue at least until August 31, 2013. Effective May 30, 2012, Class W shares were redesignated Class R5 shares. Effective May 31, 2012, the 0.10% Class W distribution fee was eliminated. See Note 5 for additional information.

Certain Class A shares are subject to a contingent deferred sales charge (CDSC) in the event of a shareholder redemption within 18 months of purchase for shares purchased on or after August 1, 2012, and within 24 months of purchase for shares purchased prior to August 1, 2012. Class C and Class 529C shares are subject to a CDSC in the event of a shareholder redemption within 12 months of purchase. Class B and Class 529B shares are subject to a CDSC in the event of a shareholder redemption within six years of purchase. All contingent deferred sales charges are paid to MFD and during the year ended April 30, 2013, were as follows:

Amount
Class A	$26,744
Class B	77,449
Class C	18,257
Class 529B	71
Class 529C	24

Notes to Financial Statements – continued

The fund has entered into and may from time to time enter into contracts with program managers and other parties which administer the tuition programs through which an investment in the fund’s 529 share classes is made. The fund has entered into an agreement with MFD pursuant to which MFD receives an annual fee of up to 0.10% of the average daily net assets attributable to each 529 share class. MFD has agreed to waive a portion of this fee in an amount equal to 0.05% of the average daily net assets for each 529 share class. This waiver agreement will expire on August 31, 2013, unless MFD elects to extend the waiver. For the year ended April 30, 2013, this waiver amounted to $4,313 and is reflected as a reduction of total expenses in the Statement of Operations. The program manager fee incurred for the year ended April 30, 2013 was equivalent to an annual effective rate of 0.05% of the average daily net assets attributable to each 529 share class. The services provided by MFD, or a third party with which MFD contracts, include recordkeeping and tax reporting and account services, as well as services designed to maintain the program’s compliance with the Internal Revenue Code and other regulatory requirements. Program manager fees and waivers for the year ended April 30, 2013, were as follows:

	Fee	Waiver
Class 529A	$4,299	$2,151
Class 529B	429	214
Class 529C	3,896	1,948
Total Program Manager Fees and Waivers	$8,624	$4,313

Shareholder Servicing Agent – MFS Service Center, Inc. (MFSC), a wholly-owned subsidiary of MFS, receives a fee from the fund for its services as shareholder servicing agent calculated as a percentage of the average daily net assets of the fund as determined periodically under the supervision of the fund’s Board of Trustees. For the year ended April 30, 2013, the fee was $364,349, which equated to 0.0105% annually of the fund’s average daily net assets. MFSC also receives payment from the fund for out-of-pocket expenses, sub-accounting and other shareholder servicing costs which may be paid to affiliated and unaffiliated service providers. For the year ended April 30, 2013, these out-of-pocket expenses, sub-accounting and other shareholder servicing costs amounted to $2,585,078. Effective with the redesignation of Class W to Class R5 on May 30, 2012 (as discussed in Note 5), Class R5 shares do not incur sub-accounting fees.

Under a Special Servicing Agreement among MFS, each MFS fund which invests in other MFS funds (“MFS fund-of-funds”) and certain underlying funds in which a MFS fund-of-funds invests (“underlying funds”), each underlying fund may pay a portion of each MFS fund-of-fund’s transfer agent-related expenses, including sub-accounting fees payable to financial intermediaries, to the extent such payments do not exceed the benefits realized or expected to be realized by the underlying fund from the investment in the underlying fund by the MFS fund-of-fund. For the year ended April 30, 2013, these costs for the fund amounted to $169,625 and are reflected in the “Shareholder servicing costs” in the Statement of Operations. Effective June 1, 2012, the fund no longer pays any expenses under this agreement.

Administrator – MFS provides certain financial, legal, shareholder communications, compliance, and other administrative services to the fund. Under an administrative

Notes to Financial Statements – continued

services agreement, the fund partially reimburses MFS the costs incurred to provide these services. The fund is charged an annual fixed amount of $17,500 plus a fee based on average daily net assets. The administrative services fee incurred for the year ended April 30, 2013 was equivalent to an annual effective rate of 0.0136% of the fund’s average daily net assets.

Trustees’ and Officers’ Compensation – The fund pays compensation to independent Trustees in the form of a retainer, attendance fees, and additional compensation to Board and Committee chairpersons. The fund does not pay compensation directly to Trustees or officers of the fund who are also officers of the investment adviser, all of whom receive remuneration for their services to the fund from MFS. Certain officers and Trustees of the fund are officers or directors of MFS, MFD, and MFSC.

Other – This fund and certain other funds managed by MFS (the funds) have entered into services agreements (the Agreements) which provide for payment of fees by the funds to Tarantino LLC and Griffin Compliance LLC in return for the provision of services of an Independent Chief Compliance Officer (ICCO) and Assistant ICCO, respectively, for the funds. The ICCO and Assistant ICCO are officers of the funds and the sole members of Tarantino LLC and Griffin Compliance LLC, respectively. The funds can terminate the Agreements with Tarantino LLC and Griffin Compliance LLC at any time under the terms of the Agreements. For the year ended April 30, 2013, the aggregate fees paid by the fund to Tarantino LLC and Griffin Compliance LLC were $25,872 and are included in “Miscellaneous” expense in the Statement of Operations. MFS has agreed to reimburse the fund for a portion of the payments made by the fund in the amount of $10,709, which is shown as a reduction of total expenses in the Statement of Operations. Additionally, MFS has agreed to bear all expenses associated with office space, other administrative support, and supplies provided to the ICCO and Assistant ICCO.

The fund invests in the MFS Institutional Money Market Portfolio which is managed by MFS and seeks current income consistent with preservation of capital and liquidity. Income earned on this investment is included in “Dividends from underlying affiliated funds” in the Statement of Operations. This money market fund does not pay a management fee to MFS.

On May 9, 2012, MFS purchased 9,200 shares of Class W for an aggregate amount of $100,000. On May 31, 2012, MFS purchased 9,191 shares of Class R5 for an aggregate amount of $100,000.

(4) Portfolio Securities

Purchases and sales of investments, other than short-term obligations, were as follows:

	Purchases	Sales
U.S. Government securities	$2,551,488,628	$2,460,719,937
Investments (non-U.S. Government securities)	$852,730,995	$746,998,237

Notes to Financial Statements – continued

(5) Shares of Beneficial Interest

The fund’s Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. Transactions in fund shares were as follows:

	Year ended 4/30/13		Year ended 4/30/12
	Shares	Amount	Shares	Amount
Shares sold
Class A	33,996,548	$375,285,386	29,805,685	$318,801,031
Class B	815,882	8,976,439	1,351,241	14,468,582
Class C	3,398,006	37,538,702	4,239,241	45,422,586
Class I	30,649,064	338,112,058	57,005,973	610,152,244
Class R1	72,520	801,721	93,689	1,005,989
Class R2	825,782	9,081,039	1,080,992	11,560,836
Class R3	2,248,371	24,779,076	1,492,259	15,995,493
Class R4	4,382,056	48,416,509	1,949,761	20,814,101
Class R5 (formerly Class W)	111,147,287	1,211,816,308	753,591	8,090,292
Class 529A	137,962	1,520,802	139,420	1,489,889
Class 529B	11,722	129,212	5,522	59,291
Class 529C	87,786	968,955	156,778	1,680,692
	187,772,986	$2,057,426,207	98,074,152	$1,049,541,026

Shares issued to shareholders in reinvestment of distributions
Class A	2,508,323	$27,710,545	2,635,512	$28,209,626
Class B	81,094	897,321	85,589	917,321
Class C	199,672	2,208,649	204,808	2,195,172
Class I	1,150,198	12,688,551	3,076,192	32,949,318
Class R1	6,647	73,551	7,862	84,272
Class R2	114,563	1,264,447	131,151	1,402,810
Class R3	130,069	1,437,104	111,900	1,197,603
Class R4	194,297	2,148,293	141,188	1,512,041
Class R5 (formerly Class W)	2,758,225	30,542,174	22,222	238,079
Class 529A	12,084	133,279	10,836	115,798
Class 529B	873	9,665	1,304	13,964
Class 529C	7,987	88,329	7,546	80,897
	7,164,032	$79,201,908	6,436,110	$68,916,901

Notes to Financial Statements – continued

	Year ended 4/30/13		Year ended 4/30/12
	Shares	Amount	Shares	Amount
Shares reacquired
Class A	(27,759,003)	$(306,104,540)	(24,595,046)	$(262,864,145)
Class B	(997,231)	(11,020,215)	(1,310,422)	(14,017,504)
Class C	(3,304,063)	(36,512,269)	(3,027,051)	(32,398,531)
Class I	(113,144,334)	(1,232,817,775)	(25,519,695)	(272,759,954)
Class R1	(69,358)	(767,258)	(94,953)	(1,016,426)
Class R2	(1,188,714)	(13,128,477)	(908,846)	(9,711,580)
Class R3	(1,338,048)	(14,791,925)	(596,706)	(6,380,403)
Class R4	(1,288,951)	(14,222,670)	(889,377)	(9,517,399)
Class R5 (formerly Class W)	(4,873,927)	(53,341,034)	(552,181)	(5,890,270)
Class 529A	(71,809)	(790,430)	(32,588)	(347,903)
Class 529B	(10,929)	(120,127)	(23,137)	(247,116)
Class 529C	(61,443)	(679,585)	(47,043)	(503,205)
	(154,107,810)	$(1,684,296,305)	(57,597,045)	$(615,654,436)

Net change
Class A	8,745,868	$96,891,391	7,846,151	$84,146,512
Class B	(100,255)	(1,146,455)	126,408	1,368,399
Class C	293,615	3,235,082	1,416,998	15,219,227
Class I	(81,345,072)	(882,017,166)	34,562,470	370,341,608
Class R1	9,809	108,014	6,598	73,835
Class R2	(248,369)	(2,782,991)	303,297	3,252,066
Class R3	1,040,392	11,424,255	1,007,453	10,812,693
Class R4	3,287,402	36,342,132	1,201,572	12,808,743
Class R5 (formerly Class W)	109,031,585	1,189,017,448	223,632	2,438,101
Class 529A	78,237	863,651	117,668	1,257,784
Class 529B	1,666	18,750	(16,311)	(173,861)
Class 529C	34,330	377,699	117,281	1,258,384
	40,829,208	$452,331,810	46,913,217	$502,803,491

The fund is one of several mutual funds in which the MFS funds-of-funds may invest. The MFS funds-of-funds do not invest in the underlying MFS funds for the purpose of exercising management or control. At the end of the period, the MFS Moderate Allocation Fund, the MFS Conservative Allocation Fund, the MFS Growth Allocation Fund, the MFS Lifetime Retirement Income Fund, the MFS Lifetime 2020 Fund, and the MFS Lifetime 2010 Fund were the owners of record of approximately 15%, 11%, 3%, 2%, 1% and 1%, respectively, of the value of outstanding voting shares of the fund. In addition, the MFS Lifetime 2015 Fund, the MFS Lifetime 2025 Fund, the MFS Lifetime 2030 Fund, the MFS Lifetime 2035 Fund, the MFS Lifetime 2040 Fund, the MFS Lifetime 2045 Fund, the MFS Lifetime 2050 Fund, and the MFS Lifetime 2055 Fund were each the owners of record of less than 1% of the value of outstanding voting shares of the fund.

Redesignation of Class W to Class R5 – On May 10, 2012, sales of Class W shares (including exchanges) were suspended. On May 11, 2012, certain Class W shares were

Notes to Financial Statements – continued

automatically converted to Class I shares. Shareholders of certain Class W shares became shareholders of Class I and received Class I shares with a total net asset value equal to their Class W shares at the time of the conversion. On May 30, 2012, remaining Class W shares, which represented MFS seed money, were redesignated as Class R5. Class R5 shares are generally available only to certain eligible retirement plans and to funds distributed by MFD. Class R5 shares do not pay a 12b-1 distribution fee or sub-accounting costs. On June 1, 2012, Class R5 shares were offered for sale to the public.

(6) Line of Credit

The fund and certain other funds managed by MFS participate in a $1.1 billion unsecured committed line of credit, subject to a $1 billion sublimit, provided by a syndication of banks under a credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, generally at a rate equal to the higher of the Federal Reserve funds rate or one month LIBOR plus an agreed upon spread. A commitment fee, based on the average daily, unused portion of the committed line of credit, is allocated among the participating funds at the end of each calendar quarter. In addition, the fund and other funds managed by MFS have established unsecured uncommitted borrowing arrangements with certain banks for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Reserve funds rate plus an agreed upon spread. For the year ended April 30, 2013, the fund’s commitment fee and interest expense were $20,997 and $0, respectively, and are included in “Miscellaneous” expense in the Statement of Operations.

(7) Transactions in Underlying Affiliated Funds-Affiliated Issuers

An affiliated issuer may be considered one in which the fund owns 5% or more of the outstanding voting securities, or a company which is under common control. For the purposes of this report, the fund assumes the following to be an affiliated issuer:

Underlying Affiliated Fund	Beginning Shares/Par Amount	Acquisitions Shares/Par Amount	Dispositions Shares/Par Amount	Ending Shares/Par Amount
MFS Institutional Money Market Portfolio	169,298,396	1,475,712,699	(1,438,002,829)	207,008,266

Underlying Affiliated Fund	Realized Gain (Loss)	Capital Gain Distributions	Dividend Income	Ending Value
MFS Institutional Money Market Portfolio	$—	$—	$349,999	$207,008,266

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees of MFS Series Trust IX and the Shareholders of MFS Research Bond Fund:

We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of MFS Research Bond Fund (one of the portfolios comprising MFS Series Trust IX) (the “Fund”) as of April 30, 2013, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2013, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of MFS Research Bond Fund as of April 30, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Boston, Massachusetts

June 17, 2013

TRUSTEES AND OFFICERS — IDENTIFICATION AND BACKGROUND

The Trustees and Officers of the Trust, as of June 1, 2013, are listed below, together with their principal occupations during the past five years. (Their titles may have varied during that period.) The address of each Trustee and officer is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
INTERESTED TRUSTEES
Robert J. Manning (k) (age 49)	Trustee	February 2004	Massachusetts Financial Services Company, Chairman, Chief Executive Officer and Director; President (until December 2009); Chief Investment Officer (until July 2010)	N/A
INDEPENDENT TRUSTEES
David H. Gunning (age 71)	Trustee and Chair of Trustees	January 2004	Private investor	Lincoln Electric Holdings, Inc. (welding equipment manufacturer), Director; Development Alternatives, Inc. (consulting), Director/Non-Executive Chairman; Portman Limited (mining), Director (until 2008)
Robert E. Butler (age 71)	Trustee	January 2006	Consultant – investment company industry regulatory and compliance matters	N/A
Maureen R. Goldfarb (age 58)	Trustee	January 2009	Private investor	N/A
William R. Gutow (age 71)	Trustee	December 1993	Private investor and real estate consultant; Capitol Entertainment Management Company (video franchise), Vice Chairman	Texas Donuts (donut franchise), Vice Chairman (until 2010)
Michael Hegarty (age 68)	Trustee	December 2004	Private investor	Brookfield Office Properties, Inc. (real estate), Director; Rouse Properties Inc. (real estate), Director; Capmark Financial Group Inc. (real estate), Director

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
John P. Kavanaugh (age 58)	Trustee	January 2009	Private investor	N/A
J. Dale Sherratt (age 74)	Trustee	June 1989	Insight Resources, Inc. (acquisition planning specialists), President; Wellfleet Investments (investor in health care companies), Managing General Partner	N/A
Laurie J. Thomsen (age 55)	Trustee	March 2005	Private investor; New Profit, Inc. (venture philanthropy), Executive Partner (until 2010)	The Travelers Companies (insurance), Director
Robert W. Uek (age 72)	Trustee	January 2006	Consultant to investment company industry	N/A
OFFICERS
John M. Corcoran (k) (age 48)	President	October 2008	Massachusetts Financial Services Company, Senior Vice President (since October 2008); State Street Bank and Trust (financial services provider), Senior Vice President, (until September 2008)	N/A
Christopher R. Bohane (k) (age 39)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Assistant General Counsel	N/A
Kino Clark (k) (age 44)	Assistant Treasurer	January 2012	Massachusetts Financial Services Company, Vice President	N/A
Thomas H. Connors (k) (age 53)	Assistant Secretary and Assistant Clerk	September 2012	Massachusetts Financial Services Company, Vice President and Senior Counsel; Deutsche Investment Management Americas Inc. (financial service provider), Director and Senior Counsel (until 2012)	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Ethan D. Corey (k) (age 49)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
David L. DiLorenzo (k) (age 44)	Treasurer	July 2005	Massachusetts Financial Services Company, Senior Vice President	N/A
Robyn L. Griffin (age 37)	Assistant Independent Chief Compliance Officer	August 2008	Griffin Compliance LLC (provider of compliance services), Principal (since August 2008); State Street Corporation (financial services provider), Mutual Fund Administration Assistant Vice President (October 2006 – July 2008)	N/A
Brian E. Langenfeld (k) (age 40)	Assistant Secretary and Assistant Clerk	June 2006	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Susan S. Newton (k) (age 63)	Assistant Secretary and Assistant Clerk	May 2005	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
Susan A. Pereira (k) (age 42)	Assistant Secretary and Assistant Clerk	July 2005	Massachusetts Financial Services Company, Vice President and Senior Counsel	N/A
Kasey L. Phillips (k) (age 42)	Assistant Treasurer	September 2012	Massachusetts Financial Services Company, Vice President; Wells Fargo Funds Management, LLC, Senior Vice President, Fund Treasurer (until 2012)	N/A
Mark N. Polebaum (k) (age 61)	Secretary and Clerk	January 2006	Massachusetts Financial Services Company, Executive Vice President, General Counsel and Secretary	N/A
Frank L. Tarantino (age 69)	Independent Chief Compliance Officer	June 2004	Tarantino LLC (provider of compliance services), Principal	N/A

Trustees and Officers – continued

Name, Age	Position(s) Held with Fund	Trustee/Officer Since (h)	Principal Occupations During the Past Five Years	Other Directorships (j)
Richard S. Weitzel (k) (age 42)	Assistant Secretary and Assistant Clerk	October 2007	Massachusetts Financial Services Company, Senior Vice President and Associate General Counsel	N/A
James O. Yost (k) (age 52)	Deputy Treasurer	September 1990	Massachusetts Financial Services Company, Senior Vice President	N/A

(h)	Date first appointed to serve as Trustee/officer of an MFS Fund. Each Trustee has served continuously since appointment unless indicated otherwise. For the period from December 15, 2004 until February 22, 2005, Mr. Manning served as Advisory Trustee. For the period October 2008, until January 2012, Mr. Corcoran served as Treasurer of the Funds. Prior to January 2012, Messrs. DiLorenzo and Yost served as Assistant Treasurers of the Funds.
(j)	Directorships or trusteeships of companies required to report to the Securities and Exchange Commission (i.e., “public companies”).
(k)	“Interested person” of the Trust within the meaning of the Investment Company Act of 1940 (referred to as the 1940 Act), which is the principal federal law governing investment companies like the fund, as a result of position with MFS. The address of MFS is 111 Huntington Avenue, Boston, Massachusetts 02199-7618.

Each Trustee has been elected by shareholders and each Trustee and officer holds office until his or her successor is chosen and qualified or until his or her earlier death, resignation, retirement or removal. The Trust does not hold annual meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. Messrs. Butler, Kavanaugh, Uek and Ms. Thomsen are members of the Trust’s Audit Committee.

Each of the Fund’s Trustees and officers holds comparable positions with certain other funds of which MFS or a subsidiary is the investment adviser or distributor, and, in the case of the officers, with certain affiliates of MFS. As of January 1, 2013, the Trustees served as board members of 143 funds within the MFS Family of Funds.

The Statement of Additional Information for the Fund includes further information about the Trustees and is available without charge upon request by calling 1-800-225-2606.

Investment Adviser	Custodian
Massachusetts Financial Services Company 111 Huntington Avenue Boston, MA 02199-7618	JPMorgan Chase Bank One Chase Manhattan Plaza New York, NY 10081
Distributor	Independent Registered Public Accounting Firm
MFS Fund Distributors, Inc. 111 Huntington Avenue Boston, MA 02199-7618	Deloitte & Touche LLP 200 Berkeley Street Boston, MA 02116
Portfolio Managers
Joshua Marston Robert Persons Jeffrey Wakelin

BOARD REVIEW OF INVESTMENT ADVISORY AGREEMENT

A discussion regarding the Board’s most recent review and renewal of the fund’s Investment Advisory Agreement with MFS is available by clicking on the fund’s name under “Mutual Funds” in the “Products” section of the MFS Web site (mfs.com).

PROXY VOTING POLICIES AND INFORMATION

A general description of the MFS funds’ proxy voting policies and procedures is available without charge, upon request, by calling 1-800-225-2606, by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

Information regarding how the fund voted proxies relating to portfolio securities during the twelve-month period ended June 30, 2012 is available without charge by visiting the Proxy Voting section of mfs.com or by visiting the SEC’s Web site at http://www.sec.gov.

QUARTERLY PORTFOLIO DISCLOSURE

The fund will file a complete schedule of portfolio holdings with the Securities and Exchange Commission (the Commission) for the first and third quarters of each fiscal year on Form N-Q. A shareholder can obtain the quarterly portfolio holdings report at mfs.com. The fund’s Form N-Q is also available on the EDGAR database on the Commission’s Internet Web site at http://www.sec.gov, and may be reviewed and copied at the:

Public Reference Room

Securities and Exchange Commission

100 F Street, NE, Room 1580

Washington, D.C. 20549

Information on the operation of the Public Reference Room may be obtained by calling the Commission at 1-800-SEC-0330. Copies of the fund’s Form N-Q also may be obtained, upon payment of a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov or by writing the Public Reference Section at the above address.

FURTHER INFORMATION

From time to time, MFS may post important information about the fund or the MFS funds on the MFS web site (mfs.com). This information is available by visiting the “News & Commentary” section of mfs.com or by clicking on the fund’s name under “Mutual Funds” in the “Products” section of mfs.com.

FEDERAL TAX INFORMATION (unaudited)

The fund will notify shareholders of amounts for use in preparing 2013 income tax forms in January 2014. The following information is provided pursuant to provisions of the Internal Revenue Code.

The fund designates $2,485,251 as capital gain dividends paid during the fiscal year.

rev. 3/11

FACTS	WHAT DOES MFS DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

•Social Security number and account balances

•Account transactions and transaction history

•Checking account information and wire transfer instructions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons MFS chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does MFS share?	Can you limit this sharing?
For our everyday business purposes – such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes – to offer our products and services to you	No	We don’t share
For joint marketing with other financial companies	No	We don’t share
For our affiliates’ everyday business purposes – information about your transactions and experiences	No	We don’t share
For our affiliates’ everyday business purposes – information about your creditworthiness	No	We don’t share
For nonaffiliates to market to you	No	We don’t share

Questions?	Call 800-225-2606 or go to mfs.com.

Who we are
Who is providing this notice?	MFS Funds, MFS Investment Management, MFS Institutional Advisors, Inc., MFS Fund Distributors, Inc., MFS Heritage Trust Company, and MFS Service Center, Inc.

What we do
How does MFS protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include procedural, electronic, and physical safeguards for the protection of the personal information we collect about you.
How does MFS collect my personal information?

We collect your personal information, for example, when you

•open an account or provide account information

•direct us to buy securities or direct us to sell your securities

•make a wire transfer

We also collect your personal information from others, such as credit bureaus, affiliates and other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only

•sharing for affiliates’ everyday business purposes – information about your creditworthiness

•affiliates from using your information to market to you

•sharing for nonaffiliates to market to you

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates

Companies related by common ownership or control. They can be financial and nonfinancial companies.

•MFS does not share personal information with affiliates, except for everyday business purposes as described on page one of this notice.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. •MFS does not share with nonaffiliates so they can market to you.
Joint Marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. •MFS doesn’t jointly market.

Other important information
If you own an MFS product or receive an MFS service in the name of a third party such as a bank or broker-dealer, their privacy policy may apply to you instead of ours.

Save paper with eDelivery.

MFS® will send you prospectuses,

reports, and proxies directly via e-mail so you will get information faster with less mailbox clutter.

To sign up:

1. Go to mfs.com.

2. Log in via MFS® Access.

3. Select eDelivery.

If you own your MFS fund shares through a financial institution or a retirement plan, MFS® TALK, MFS® Access, or eDelivery may not be available to you.

CONTACT

WEB SITE

mfs.com

MFS TALK

1-800-637-8255

24 hours a day

ACCOUNT SERVICE AND LITERATURE

Shareholders

1-800-225-2606

Financial advisors

1-800-343-2829

Retirement plan services

1-800-637-1255

MAILING ADDRESS

MFS Service Center, Inc.

P.O. Box 55824

Boston, MA 02205-5824

OVERNIGHT MAIL

MFS Service Center, Inc.

c/o Boston Financial Data Services

30 Dan Road

Canton, MA 02021-2809

ITEM 2.	CODE OF ETHICS.

The Registrant has adopted a Code of Ethics pursuant to Section 406 of the Sarbanes-Oxley Act and as defined in Form N-CSR that applies to the Registrant’s principal executive officer and principal financial and accounting officer. During the period covered by this report, the Registrant has not amended any provision in its Code of Ethics (the “Code”) that relates to an element of the Code’s definitions enumerated in paragraph (b) of Item 2 of this Form N-CSR. During the period covered by this report, the Registrant did not grant a waiver, including an implicit waiver, from any provision of the Code.

A copy of the Code of Ethics is filed as an exhibit to this Form N-CSR.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

Messrs. Robert E. Butler, John P. Kavanaugh and Robert W. Uek and Ms. Laurie J. Thomsen, members of the Audit Committee, have been determined by the Board of Trustees in their reasonable business judgment to meet the definition of “audit committee financial expert” as such term is defined in Form N-CSR. In addition, Messrs. Butler, Kavanaugh and Uek and Ms. Thomsen are “independent” members of the Audit Committee (as such term has been defined by the Securities and Exchange Commission in regulations implementing Section 407 of the Sarbanes-Oxley Act of 2002). The Securities and Exchange Commission has stated that the designation of a person as an audit committee financial expert pursuant to this Item 3 on the Form N-CSR does not impose on such a person any duties, obligations or liability that are greater than the duties, obligations or liability imposed on such person as a member of the Audit Committee and the Board of Trustees in the absence of such designation or identification.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Items 4(a) through 4(d) and 4(g):

The Board of Trustees has appointed Deloitte & Touche LLP (“Deloitte”) to serve as independent accountants to each series of the Registrant (collectively, the “Funds”). The tables below set forth the audit fees billed to the Funds as well as fees for non-audit services provided to the Funds and/or to the Funds’ investment adviser, Massachusetts Financial Services Company (“MFS”) and to various entities either controlling, controlled by, or under common control with MFS that provide ongoing services to the Funds (“MFS Related Entities”).

For the fiscal years ended April 30, 2013 and 2012, audit fees billed to the Funds by Deloitte were as follows:

	Audit Fees
	2013	2012
Fees billed by Deloitte:
MFS Bond Fund	60,245	55,648
MFS Limited Maturity Fund	52,199	48,250
MFS Municipal Limited Maturity Fund	43,192	40,400
MFS Research Bond Fund	63,256	59,090

Total	218,892	203,388

For the fiscal years ended April 30, 2013 and 2012, fees billed by Deloitte for audit-related, tax and other services provided to the Funds and for audit-related, tax and other services provided to MFS and MFS Related Entities were as follows:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2013	2012	2013	2012	2013	2012
Fees billed by Deloitte:
To MFS Bond Fund	0	0	6,690	6,559	1,233	1,328
To MFS Limited Maturity Fund	0	0	6,597	6,468	1,114	1,328
To MFS Municipal Limited Maturity Fund	0	0	6,044	5,925	1,090	1,328
To MFS Research Bond Fund	0	0	6,597	6,468	1,300	1,328

Total fees billed by Deloitte	0	0	25,928	25,420	4,737	5,312
To above Funds:

	Audit-Related Fees[1]		Tax Fees[2]		All Other Fees[3]
	2013	2012	2013	2012	2013	2012
Fees billed by Deloitte:
To MFS and MFS Related Entities of MFS Bond Fund*	1,276,472	1,285,664	0	0	0	0
To MFS and MFS Related Entities of MFS Limited Maturity Fund*	1,276,472	1,285,664	0	0	0	0
To MFS and MFS Related Entities of MFS Municipal Limited Maturity Fund*	1,276,472	1,285,664	0	0	0	0
To MFS and MFS Related Entities of MFS Research Bond Fund*	1,276,472	1,285,664	0	0	0	0

	2013	2012[4]
Aggregate fees for non-audit services:
To MFS Bond Fund, MFS and MFS Related Entities#	1,402,415	1,711,371
To MFS Limited Maturity Fund, MFS and MFS Related Entities#	1,402,203	1,711,280
To MFS Municipal Limited Maturity Fund, MFS and MFS Related Entities#	1,401,626	1,710,737
To MFS Research Bond Fund, MFS and MFS Related Entities#	1,402,389	1,711,280

*

This amount reflects the fees billed to MFS and MFS Related Entities for non-audit services relating directly to the operations and financial reporting of the Funds (portions of which services also related to the operations and financial reporting of other funds within the MFS Funds complex).

#	This amount reflects the aggregate fees billed by Deloitte for non-audit services rendered to the Funds and for non-audit services rendered to MFS and the MFS Related Entities.
[1]

The fees included under “Audit-Related Fees” are fees related to assurance and related services that are reasonably related to the performance of the audit or review of financial statements, but not reported under ‘‘Audit Fees,’’ including accounting consultations, agreed-upon procedure reports, attestation reports, comfort letters and internal control reviews.

[2]

The fees included under “Tax Fees” are fees associated with tax compliance, tax advice and tax planning, including services relating to the filing or amendment of federal, state or local income tax returns, regulated investment company qualification reviews and tax distribution and analysis.

[3]

The fees included under “All Other Fees” are fees for products and services provided by Deloitte other than those reported under “Audit Fees,” “Audit-Related Fees” and “Tax Fees,” including fees for services related to review of internal controls and review of Rule 38a-1 compliance program.

[4]	Certain fees reported in 2012 have been restated in this filing from those reported in the Registrant’s filing for the reporting period ended April 30, 2012.

Item 4(e)(1):

Set forth below are the policies and procedures established by the Audit Committee of the Board of Trustees relating to the pre-approval of audit and non-audit related services:

To the extent required by applicable law, pre-approval by the Audit Committee of the Board is needed for all audit and permissible non-audit services rendered to the Funds and all permissible non-audit services rendered to MFS or MFS Related Entities if the services relate directly to the operations and financial reporting of the Registrant. Pre-approval is currently on an engagement-by-engagement basis. In the event pre-approval of such services is necessary between regular meetings of the Audit Committee and it is not practical to wait to seek pre-approval at the next regular meeting of the Audit Committee, pre-approval of such services may be referred to the Chair of the Audit Committee for approval; provided that the Chair may not pre-approve any individual engagement for such services exceeding $50,000 or multiple engagements for such services in the aggregate exceeding $100,000 in each period between regular meetings of the Audit Committee. Any engagement pre-approved by the Chair between regular meetings of the Audit Committee shall be presented for ratification by the entire Audit Committee at its next regularly scheduled meeting.

Item 4(e)(2):

None, or 0%, of the services relating to the Audit-Related Fees, Tax Fees and All Other Fees paid by the Fund and MFS and MFS Related Entities relating directly to the operations and financial reporting of the Registrant disclosed above were approved by the audit committee pursuant to paragraphs (c)(7)(i)(C) of Rule 2-01 of Regulation S-X (which permits audit committee approval after the start of the engagement with respect to services other than audit, review or attest services, if certain conditions are satisfied).

Item 4(f): Not applicable.

Item 4(h): The Registrant’s Audit Committee has considered whether the provision by a Registrant’s independent registered public accounting firm of non-audit services to MFS and MFS Related Entities that were not pre-approved by the Committee (because such services did not relate directly to the operations and financial reporting of the Registrant) was compatible with maintaining the independence of the independent registered public accounting firm as the Registrant’s principal auditors.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to the Registrant.

ITEM 6.	INVESTMENTS

A schedule of investments of the Registrant is included as part of the report to shareholders of such series under Item 1 of this Form N-CSR.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to the Registrant.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to the Registrant.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may send recommendations to the Board for nominees to the Registrant’s Board since the Registrant last provided disclosure as to such procedures in response to the requirements of Item 407 (c)(2)(iv) of Regulation S-K or this Item.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)	Based upon their evaluation of the effectiveness of the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as conducted within 90 days of the filing date of this report on Form N-CSR, the registrant’s principal financial officer and principal executive officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal controls over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by the report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	EXHIBITS.

(a)	File the exhibits listed below as part of this form. Letter or number the exhibits in the sequence indicated.

(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Code of Ethics attached hereto.

(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Act (17 CFR 270.30a-2): Attached hereto.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)) and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for the purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registrant specifically incorporates it by reference: Attached hereto.

Notice

A copy of the Amended and Restated Declaration of Trust, as amended, of the Registrant is on file with the Secretary of State of The Commonwealth of Massachusetts and notice is hereby given that this instrument is executed on behalf of the Registrant by an officer of the Registrant as an officer and not individually and the obligations of or arising out of this instrument are not binding upon any of the Trustees or shareholders individually, but are binding only upon the assets and property of the respective constituent series of the Registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) MFS SERIES TRUST IX

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President

Date: June 17, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	JOHN M. CORCORAN
John M. Corcoran, President (Principal Executive Officer)

Date: June 17, 2013

By (Signature and Title)*	DAVID L. DILORENZO
David L. DiLorenzo, Treasurer (Principal Financial Officer and Accounting Officer)

Date: June 17, 2013

*	Print name and title of each signing officer under his or her signature.